United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215

(Address of principal executive offices)            (Zip code)

Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215

(Name and address of agent for service)

Registrant's telephone number, including area code:  (614)-255-5550

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE:

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2015, as originally filed with the Securities and Exchange Commission on December 3, 2015 (Accession Number 0001534424-15-000394), to amend Item I “Reports to Shareholders”. The purpose of the amendment is to update the 2015 audit opinion of PricewaterhouseCoopers LLP for the JOHCM Funds to include reference to the applicable 2014 JOHCM Funds’ financial statements. Other than the aforementioned change, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR or modify or update any other disclosures therein.

Item 1. Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS
US EQUITY FUND

ANNUAL REPORT
SEPTEMBER 30, 2015

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND TABLE OF CONTENTS September 30, 2015

ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND SHAREHOLDER LETTER September 30, 2015

Dear Shareholder:

We are pleased to present to shareholders the September 2015 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2015.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina A. Tantra	John Kelly-Jones
President of the Fund and Trustee to the Board	Chief Operating Officer of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

Performance Update

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2015

Total Returns as of September 30, 2015

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index
Q4 2014	4.11%	3.85%	4.98%
Q1 2015	2.64%	2.38%	-0.72%
Q2 2015	1.65%	1.39%	0.10%
Q3 2015	-5.57%	-5.81%	-8.40%
Year to Date	-1.49%	-1.73%	-8.97%
1 Year	2.56%	2.31%	-4.44%
3 Years (Annualized)	11.16%	11.07%	11.60%
Since Inception (Annualized)	12.54%	12.47%	14.02%

The Fund’s Total Annual Operating Expense, as per the most recent Prospectus, is 0.81%. The Total Annual Operating Expense after fee waivers and expense reimbursements is 0.85%. Contractual fee waivers are in effect through January 30, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses.

Data as at September 30, 2015. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value (Total Return) Index. The Index is a price return index. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Portfolio Commentary

For the year ended September 30, 2015, the Fund delivered a positive return of 2.56% (assuming no redemption fee). By comparison, the Russell 1000 Value Index fell 4.44% during the same period. This return profile is broadly consistent with what we would expect in challenging market conditions, but we continue to encourage clients to assess returns over a full market cycle; a year is a short period of time in the context of our investment approach.

As a reminder, we seek to invest in financially sound and highly cash generative companies that are trading at affordable valuations. This strategy has historically compounded shareholder wealth at attractive rates over the long-term. In doing so, it has tended to preserve capital better than the general market in falling markets, and has tended to lag rising markets. This asymmetric risk profile is deliberate.

We have historically found many franchise companies within the consumer staples sector. While perhaps not as significant an exposure as in the past, the weighting to consumer staples remained close to 30% of the Fund’s assets at the end of the period, compared to 7% for the Russell 1000 Value Index. The sector delivered positive returns as the broader market fell, and the Fund’s overweight to consumer staples added to relative returns for the year. In addition, strong returns from companies such as Mondelēz International, Kimberly-Clark, Altria and Nestlé further added to relative returns.

We avoid investing in companies with high capital intensity or that are more prone to the commodity cycle. We do not believe these companies can deliver sustainable long-term returns for shareholders. These types of companies are often found in the energy and telecommunication services sectors, both of which lagged the broader market over the last year. In particular, our lack of exposure to the energy sector - which fell over 30% in the 12 months to September 30, 2015 - was positive in relative terms.

The information technology sector also lagged the broader market return. The Fund’s overweight to the sector detracted from relative returns, but this was more than offset by strong stock selection within the sector, with stocks such as Apple and Accenture both appearing in the top five contributors to absolute return over the last 12 months, as you will see from the table below.

The healthcare sector was the strongest sector over the year, returning almost 7%. The sector represented approximately 27% of the Fund’s assets at the end of the year – around double the weight of the sector in the Russell 1000 Value Index. This overweight was positive for relative returns. However, this was offset by stock selection within the sector. Most notably, GlaxoSmithKline, Johnson & Johnson and Merck detracted from both absolute and relative returns. We discuss these stocks in more detail later in this report.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2015

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
MSCI	+28%	Merck	-16%	Accenture	+175	Oracle	-77
Mondelēz Int’l	+25%	Monsanto	-16%	Mondelēz Int’l	+157	Johnson & Johnson	-76
Accenture	+24%	Oracle	-16%	MSCI	+137	Merck	-75
General Mills	+14%	Time Warner	-14%	Zoetis	+77	Time Warner	-72
Zoetis	+12%	GlaxoSmithKline	-12%	Apple	+76	GlaxoSmithKline	-59

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2015. Contribution to fund return reflects contribution to gross return and presented in US Dollars for the period the stocks were held during the year to September 30, 2015. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to Your Fund’s Return

Among the top contributors to the Fund’s return were Accenture, Mondelēz International, MSCI, Zoetis and Apple.

Accenture, the global consulting, systems installation and IT integration and outsourcing company, reported good results over the course of the last year. Revenue growth related to digital services such as data analytics and mobile marketing has accelerated while other parts of the business, including business process management as-a-service and application services, continue to perform well. The company’s investments in cloud, analytics, mobile, online marketing and other digital services have translated into meaningful differentiation compared to competitors and continue to generate market share gains. This should support attractive revenue and free cash flow compounding. Its shares trade on an estimated 5.4% free cash flow yield.

Mondelēz International remains a well-positioned franchise in the consumer staples sector with attractive brands, categories and geographic exposure. The company has reported improved financial results, demonstrated good progress in improving its margins and presented a coherent strategy to improve revenue growth. In the second quarter of 2015 it also received conditional approval from the European Commission for the planned merger of its coffee business with DE Master Blenders. Mondelēz will receive $5 billion cash and a 49% stake in the new company, which we think are attractive terms. The stock price has also been buoyed by the involvement of two activist investors. Most recently, Pershing Square Capital declared a 7.5% stake in the company, increasing market expectations about the quantum of the company’s cost reduction potential. Mondelēz’s shares trade on an estimated free cash flow yield of just under 5.3%. Given the stock price appreciation and commensurate reduction in the estimated free cash flow yield, we reduced the size of the position earlier in the year.

MSCI is the pre-eminent global equity index and ETF licensing business with very high incremental margins and cashflows. The company’s “must have” data businesses command good pricing power and have driven solid revenue and profit growth. Moreover, the company’s continued focus on cost discipline should lead to further margin expansion. The management team’s capital allocation has also improved over the past few years; the company has disposed of lower-margin businesses, such as ISS and CFRA, and returned over $500 million of the $1 billion they committed to return to shareholders by the end of

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

2016. The stock price has appreciated significantly over the last couple of years, in part driven by activist attention, particularly in the first quarter of 2015. This has reduced the estimated free cash flow yield to 4.5% and so we have reduced the position size.

Zoetis is the global leader in animal health with leading market shares in most of the categories in which it operates. Like Mondelēz and MSCI, Zoetis has also been subject to activist attention, with Pershing Square Capital taking a 10% stake in the company in the fourth quarter of 2014. In the first quarter of 2015, the company outlined its plans to improve its operating margin and working capital. Zoetis revealed a $300 million cost savings plan together with a rationalisation of its stock keeping units (SKUs) by almost a third, both to be achieved by financial year 2017. Higher operating margin and better working capital management were two of the core tenets of our original investment thesis. We are pleased that the company has announced a credible plan to achieve these two objectives. The company’s shares trade on an estimated free cash flow yield of 5.5%.

Apple is an integrated software and hardware company with strong and growing market shares, particularly in developed markets and in the tablet and smart phone categories. Apple also benefits from an “ecosystem effect” of content accessibility and transferability across devices, and demonstrates exceptionally high returns on capital. Over the last year, new product launches have bolstered revenues, margins and cash flow. The market has also come to appreciate the value of the Apple ecosystem and how it underpins the sustainability of cash flows and returns on capital. We are mindful that Apple faces tough comparables for the next couple of quarters due to last year’s launch of the iPhone 6/6+. However, our long-term investment horizon allows us to focus on the secular trends that we think will underpin the Apple ecosystem in the long-term. Apple’s shares trade on an estimated free cash flow yield of 8.6%.

Notable Detractors for Your Fund’s Return

Among the significant detractors from the Fund’s return were Oracle, Johnson & Johnson, Merck, Time Warner and GlaxoSmithKline.

Three of these stocks – Oracle, Merck and Time Warner – are new positions in the Fund this year and so did not benefit from the generally rising markets in the early part of the reporting period. We discuss each of these new positions in the portfolio changes section of this report below.

Johnson & Johnson’s strong market positions across its pharmaceutical, medical device and consumer healthcare divisions provide the company with attractive growth platforms and earnings diversification. The pharmaceutical division continues to deliver impressive growth through an innovative pipeline and strong commercial execution. In addition, the performance of the medical device and consumer health divisions continues to improve. The strong balance sheet and free cash flow generation provide options for management to continue to invest in the business or to return cash to shareholders. The market is, however, concerned about potential biosimilar competition in the US for its largest drug, Remicade. Whilst this is a risk, we believe the company’s diversification and strong portfolio of other compounds should help to sustain its attractive growth profile. Following share price weakness, we have added to the position during the year. Johnson & Johnson’s shares trade on an estimated free cash flow yield of 6.1%.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

GlaxoSmithKline is a leading global pharmaceutical company with strong market shares in a number of key therapeutic categories. The company completed the complex oncology, consumer healthcare and vaccine transactions with Novartis at the beginning of March. However, GlaxoSmithKline has also reduced its revenue and profit guidance for 2015. The poor short-term operational execution is frustrating. Encouragingly, it also outlined a credible roadmap for revenue growth, margin improvement and free cash flow compounding from 2016 onwards. We continue to believe that the company’s strategy of transitioning the business to focus on longer-duration vaccines, consumer OTC products and a portfolio of prescription drugs is sensible. We think the stock’s valuation compensates us for being patient. Glaxo’s shares trade on an estimated free cash flow yield of 6.3% and a 5.9% dividend yield.

Significant Portfolio Changes During the Year

During the course of the last year, we initiated positions in Time Warner, Oracle, Merck, Altria and Monsanto, and sold the positions in Halyard Health, PepsiCo, Kellogg, General Mills, PayPal, and Zimmer-Biomet.

Initial Purchases

We initiated a position in Time Warner, a leading US media and entertainment company, in January. HBO and Turner Networks account for 80% of company operating profits and are attractive assets with recurring revenue streams. HBO is the number one premium pay TV service in the US with high quality original series and movie studio content. Turner Networks is a critical supplier of pay TV content. It owns three of the top ten cable channels in the US, with leading sports rights including the NBA, MLB, NCAA and NASCAR. The management team has shown good capital allocation discipline, divesting non-core assets and returning 100% of free cash flow to shareholders over the last five years. The key risks include exposure to a potential slowdown in advertising revenue, an over-reliance on a few successful programs at Turner Networks and competition from new pay TV channels. We purchased the shares at an estimated free cash flow yield of just under 6.0%, a valuation which we believe compensates for these risks.

Subsequent to our initial purchase, there has been increased investor anxiety that cord-cutting (consumers abandoning cable subscriptions) might threaten Time Warner’s long-term business model. The structural risks from increased consumption of services like Netflix have been around for a number of years. We believe that Time Warner is capable of navigating the changing industry landscape due to its portfolio of leading cable networks, its limited advertising exposure and its ownership of HBO. These assets also make Time Warner potentially attractive to other media companies.

In March, we initiated a position in Oracle, the market-leading database management software company. Oracle generates 87% of its operating profit from the sale of enterprise software, boasts a market share in excess of 45% in database management software and benefits from attractive underlying category growth. Oracle’s primary intangible asset is the tight integration of its database software with its clients’ IT infrastructure and business processes. This results in significant switching costs for clients looking to replace the incumbent provider. Further, license sales generate a recurring stream of maintenance revenues, which account for 69% of group operating profit. Capital allocation has been disciplined, with management returning two-thirds of free cash flow to shareholders over the past five years. We

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

acknowledge that there are potential long-term structural risks to Oracle’s business due to the gradual migration of software and services to the cloud and the emergence of new database technologies like Hadoop and NoSQL. We purchased the shares at an estimated free cash flow yield of 6.3%, which we believe adequately compensates for these risks.

In April, we initiated a position in Merck, the U.S. based global pharmaceutical company. The company derives 80% of operating profit from a diverse pharma portfolio and the remaining 20% from strong positions in the attractive animal health and vaccines categories. Merck stands to benefit from an improving and potentially transformational drug pipeline over the next 2-3 years. In particular, the company is a leader in immuno-oncology, where its key drug, Keytruda, is being investigated in 30 different tumour types. While success in immuno-oncology is by no means certain, we believe Merck is well-placed to participate in this rapidly emerging category. Merck also has a number of strong pipeline candidates in areas such as hepatitis C and cardiovascular disease. Management has shown good capital discipline, returning over 90% of free cash flow to shareholders over the last five years. We purchased the shares at an estimated 6.5% free cash flow yield and a 3.1% dividend yield.

We initiated a position in Altria in July. Altria has a leading presence in the premium US cigarette market with the Marlboro brand and is well diversified across other tobacco segments, including smokeless tobacco, cigars and next generation products. The company is well placed to benefit from an attractive pricing environment over the medium term; relatively low cigarette prices in the US offer an opportunity for price increases while recent consolidation across tobacco manufacturers should support pricing discipline. Altria’s stake in SABMiller accounts for 22% of its market capitalisation and is potentially an additional source of shareholder value. The key risks to the investment are a dependence on the Marlboro brand and significant excise tax increases. However, we believe the valuation compensates for these risks and purchased the shares at an estimated free cash flow yield of 5.5% and dividend yield of 4.2%.

We began building a position in Monsanto in late July and completed the purchase in August. We owned Monsanto several years ago and continue to be attracted to its strong market positions in the corn, soybean, cotton and vegetable biotech seed markets. Monsanto’s seeds provide a significant productivity advantage to farmers and help meet the growing global demand for grains and protein. The patent protection that these value-added seeds enjoy helps underpin the company’s franchise. The primary risks to the investment thesis include the cyclicality of soft commodity prices as well as commercial acceptance of Monsanto’s new seed technologies. The company’s strong market positions, healthy ROIC of close to 40% and cash generating capacity were available at an estimated free cash flow yield of 5.5% at the time of the purchase, and we think this represents an attractive risk/reward proposition.

Final Sales

We received shares in Halyard Health after the company was spun out of Kimberly-Clark in November and sold them not long after that. While the valuation of the shares was not expensive, the stand-alone business did not meet our franchise quality criteria.

We sold the PepsiCo position in early December. We had held the shares since the inception of the US Franchise strategy in June 2005. Over this period, the stock has returned 9.5% per annum compared to the

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

Russell 1000 Value return of 7.5%. The stock performed well in 2014, driven by continued activist pressure and improved operational execution. While we continue to believe that PepsiCo has an attractive category mix and geographic exposure, the estimated free cash flow yield fell below our 4.5% hurdle.

We sold the position in Kellogg in January. Since our initial purchase in February 2006 the stock has returned 8.0% per annum compared to the Russell 1000 Value Index return of 6.6% p.a. Parts of our initial investment thesis worked as expected, but we are concerned about the company’s inability to grow volumes in developed markets. Cereal volumes have been weak for several years and have not responded to Kellogg’s innovations or advertising spend. Kellogg’s shares traded on an estimated free cash flow yield of 4.8% at the time of the sale, a valuation that we believed did not provide sufficient margin of safety given the evident challenges.

We sold the position in General Mills in May. Since our initial purchase in July 2011, the stock had returned 14.6% per annum compared to the Russell 1000 Value return of 15.3%. Despite management’s efforts, the company has struggled to compound free cash for several years. It has experienced weak revenue growth and margin deterioration, caused principally by a moribund US cereal category and loss of market share in US yoghurt. Given relatively low exposure to both emerging markets and natural/organic foods, we believe it may be difficult for General Mills to grow without transformative M&A. We also believe the company’s ability to expand margins may be constrained by the need for greater brand investment. Notwithstanding these challenges, the company’s share price has been surprisingly resilient and the estimated free cash flow yield fell below our 4.5% hurdle.

We sold the position in PayPal following its spin-off from eBay in July. PayPal’s shares were trading on an estimated free cash flow yield below 3.5%. The proceeds were reinvested into eBay. eBay offers compelling free cash flow compounding as a standalone business and warranted a larger position in the portfolio.

We completed the final sale of Zimmer-Biomet in August. Since our initial purchase in April 2013 the stock had delivered a total return of 47% in USD terms compared to 35% for the Russell 1000 Value Index. The federal agency that administers Medicare in the US recently announced a new mandatory and far-reaching bundled payment initiative that is likely to cover around one-third of the US population. This was a surprise and threatens to erode the surgeon-sales representative relationship, a key element of Zimmer-Biomet’s franchise. We are also wary of the implications this may have for price deflation in the category. After the strong stock price appreciation, the valuation no longer compensated us for these risks and we sold the position.

Following the returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 6.0% at the end of September 2015. This valuation is now more in line with the strategy’s long-term average. We have also observed signs that some of the compression in valuations that we highlighted earlier in the year may have begun to unwind. We continue to monitor the stocks in our universe carefully so we can take advantage of valuation opportunities as they arise.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We look forward to continuing to work with you in the coming years.

Hassan Elmasry, CFA
Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND PORTFOLIO COMMENTARY September 30, 2015 (Unaudited)

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.0%
Beverages	2.9%
Anheuser-Busch InBev		257,995	$27,363,881
Chemicals	2.1%
Monsanto Co.		232,204	19,816,289
Computers & Peripherals	4.3%
Apple Inc.		366,675	40,444,252
Diversified Consumer Services	4.3%
Moody’s Corp.		120,890	11,871,398
MSCI Inc.		484,581	28,813,186
			40,684,584
Food Products	8.2%
Mondelez International Inc. - Class A		1,126,419	47,163,163
Nestle SA - REG		408,809	30,725,692
			77,888,855
Health Care Equipment & Supplies	2.2%
Dentsply International Inc.		409,463	20,706,544
Household Products	7.4%
Kimberly Clark Corp.		298,379	32,535,246
Procter & Gamble		518,534	37,303,336
			69,838,582
Internet Software & Services	3.7%
eBay Inc.(a)		1,421,916	34,751,627
IT Services	6.8%
Accenture PLC - Class A		658,672	64,721,111
Media	8.1%
McGraw Hill Financial Inc.		402,587	34,823,776
Time Warner Inc.		609,340	41,892,125
			76,715,901
Pharmaceuticals	24.5%
Abbott Laboratories		771,369	31,024,461
GlaxoSmithKline PLC		2,087,268	39,974,136
Johnson & Johnson		701,336	65,469,715
Merck & Co. Inc.		724,023	35,759,496
Novartis AG - REG		460,140	42,208,615

See notes to financial statements.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2015

	Percentage of Net Assets	Shares	Value
Zoetis Inc.		409,200	$16,850,856
			231,287,279
Software	11.7%
Microsoft Corp.		1,607,516	71,148,658
Oracle Corp.		1,102,778	39,832,342
			110,981,000
Tobacco	8.8%
Altria Group Inc.		571,331	31,080,406
Philip Morris International		660,933	52,431,815
			83,512,221
TOTAL COMMON STOCKS (Cost $819,668,360)			898,712,126
TOTAL INVESTMENTS (Cost $819,668,360)	95.0%		898,712,126
NET OTHER ASSETS (LIABILITIES)	5.0%		47,398,369
NET ASSETS	100.0%		$946,110,495

(a)	Non-income producing security.

At September 30, 2015, the Fund’s investments were concentrated in the following countries:

Percentage of Net Assets
United States(1)	83.1%
Switzerland	7.7
United Kingdom	4.2
TOTAL	95.0%

(1)	The Fund invests in the Belgian line of Anheuser-Busch InBev (ABI). However, consistent with the terms set out in the prospectus, the Fund defines ABI as a US Equity as its principal place of business is in the US.

See notes to financial statements.

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ADVISERS INVESTMENT TRUST STATEMENT OF ASSETS & LIABILITIES September 30, 2015

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $819,668,360)	$898,712,126
Cash	46,407,118
Foreign currency (Cost: $5,547)	5,522
Receivable for dividends	2,351,648
Reclaims receivable	1,276,377
Receivable for investments sold	587,939
Prepaid expenses	11,009
Total Assets	949,351,739
Liabilities:
Securities purchased payable	2,426,817
Investment advisory fees payable	528,642
Accounting and Administration fees payable	165,507
Regulatory and Compliance fees payable	73,284
Risk Officer fees payable	7,500
Trustees fees payable	578
Accrued expenses and other payable	38,916
Total Liabilities	3,241,244
Net Assets	$946,110,495

Net Assets	$946,110,495
Shares of common stock outstanding	64,954,142
Net asset value per share	$14.57
Net Assets:
Paid in capital	$806,072,318
Accumulated net investment income	11,586,425
Accumulated net realized gains	49,498,498
Unrealized appreciation (depreciation)	78,953,254
Net Assets	$946,110,495

See notes to financial statements.

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ADVISERS INVESTMENT TRUST STATEMENT OF OPERATIONS For the year ended September 30, 2015

Independent Franchise Partners US Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $462,479)	$22,012,695
Total investment income.	22,012,695
Operating expenses:
Investment advisory	6,399,130
Accounting and Administration	643,601
Regulatory and Compliance	285,771
Risk Officer	31,856
Insurance	40,401
Trustees	21,200
Legal	33,594
Registration	29,298
Other	49,368
Total expenses before fee reductions	7,534,219
Expenses reduced by Service Providers	(4,834)
Total expenses	7,529,385
Net investment income	14,483,310
Realized and Unrealized Gains (Losses) From Investment Activities:
Net realized gains from investment transactions	50,600,930
Net realized losses from foreign currency transactions	(221,537)
Change in unrealized appreciation (depreciation) on investments	(44,828,119)
Change in unrealized appreciation (depreciation) on foreign currency	(31,157)
Net realized and unrealized gains (losses) from investment activities	5,520,117
Change in Net Assets Resulting from Operations	$20,003,427

See notes to financial statements.

15

ADVISERS INVESTMENT TRUST STATEMENTS OF CHANGES IN NET ASSETS For the years ended September 30

	Independent Franchise Partners US Equity Fund
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$14,483,310	$10,113,314
Net realized gains from investment and foreign currency transactions	50,379,393	17,681,070
Change in unrealized appreciation (depreciation) on investments and foreign currency	(44,859,276)	60,339,465
Change in net assets resulting from operations	20,003,427	88,133,849
Dividends paid to shareholders:
From net investment income	(10,586,544)	(8,358,015)
From net realized gains	(17,114,376)	(7,648,294)
Total dividends paid to shareholders	(27,700,920)	(16,006,309)
Capital Transactions:
Proceeds from sale of shares	191,478,692	298,450,000
Value of shares issued to shareholders in reinvestment of dividends	24,623,929	13,273,672
Value of shares redeemed	(133,938,935)	(94,224,419)
Change in net assets from capital transactions	82,163,686	217,499,253
Change in net assets	74,466,193	289,626,793
Net Assets:
Beginning of year.	871,644,302	582,017,509
End of year	$946,110,495	$871,644,302
Accumulated net investment income	$11,586,425	$7,911,196

Share Transactions:
Sold	12,621,180	20,574,548
Reinvested	1,645,984	978,884
Redeemed	(8,802,390)	(6,747,741)
Change	5,464,774	14,805,691

See notes to financial statements.

16

ADVISERS INVESTMENT TRUST FINANCIAL HIGHLIGHTS For the years ended September 30, 2015, 2014 and 2013, and the period December 20, 2011 (commencement of operations) to September 30, 2012

	Independent Franchise Partners US Equity Fund
	2015		2014	2013		2012

Net asset value, beginning of period	$14.65		$13.03	$11.38		$10.00

Income (loss) from operations:
Net investment income	0.23		0.18	0.21		0.08
Net realized and unrealized gains (losses) from investments	0.16		1.80	1.60		1.30
Total from investment operations	0.39		1.98	1.81		1.38

Less distributions paid:
From net investment income	(0.18)		(0.19)	(0.15)		—
From net realized gains on investments	(0.29)		(0.17)	(0.01)		—
Total distributions paid	(0.47)		(0.36)	(0.16)		—
Increase from redemption fees(a)	—		—	—		—
Change in net asset value	(0.08)		1.62	1.65		1.38
Net asset value, end of period	$14.57		$14.65	$13.03		$11.38
Total return(b)	2.56%		15.37%	16.08%		13.80%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$946,110		$871,644	$582,018		$216,041
Ratio of net expenses to average net assets	0.80%		0.81%	0.84%		0.85	%(c)
Ratio of net investment income to average net assets	1.54%		1.59%	1.89%		1.78	%(c)
Ratio of gross expenses to average net assets	0.80	%(d)	0.81%	0.85	%(d)	1.20	%(c)(d)
Portfolio turnover rate(b)	45.30%		28.64%	20.70%		13.59%

(a)	Redemption fees were less than $0.005 per share.

(b)	Not annualized for periods less than one year. Total return excludes redemption fees.

(c)	Annualized for periods less than one year.

(d)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

17

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end

18

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its’ international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2015 in valuing the Fund’s investments based upon the three fair value levels defined above:

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
Porfolio	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
IFP US Equity Fund
Common Stocks (1)	$898,712,126	$—	$—	$898,712,126
Total Investments	$898,712,126	$—	$—	$898,712,126

(1)	See investment industries in the Schedule of Investments.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

As of September 30, 2015, there were no Level 2 or Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2015.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and

20

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the year were $304,760 and are reflected within the capital activity of the Fund.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2015, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax returns filed for the tax years ended September 30, 2012, 2013 and 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Advisor’s Assets	Scale Discount for		Effective Overall Annual
Under Management (1)	Assets in each Range (1)	Annualized Rate (1)	Fee (1)
First $1 billion	—	0.88%	0.88%
$1 - 2 billion	0.10%	0.78%	at $2 billion - 0.83%
$2 - 3 billion	0.20%	0.68%	at $3 billion - 0.78%
$3 - 4 billion	0.30%	0.58%	at $4 billion - 0.73%
$4 - 5 billion	0.40%	0.48%	at $5 billion - 0.68%
Above $5 billion	—	—	0.68%

(1)	The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30,

21

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

2015, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the period.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations. For the year ended September 30, 2015, Northern Trust has agreed to voluntarily waive certain fees of $4,834. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to written agreements between the Fund and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund pays Beacon Hill a tiered basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Fund and Carne, including providing the Risk Officer to the Fund to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2015, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $22,000 and reimbursement for certain expenses. Effective April 1, 2015, the Trust pays an annual retainer of $30,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2015, the aggregate Trustee compensation paid by the Trust was $79,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. For the year ended September 30, 2015, there were no expenses reduced by the Adviser. The current agreement with the Adviser to waive fees and/or

22

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

reimburse expenses cannot be terminated prior to January 30, 2016, at which time the Adviser will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$471,188,178	$405,343,263

D.	Federal Income Tax

As of September 30, 2015, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
IFP US Equity Fund	$824,050,164	$113,413,985	$(38,752,023)	$74,661,962

The tax character of distributions paid to shareholders during the years ended September 30, 2015 and September 30, 2014 for the Fund were as follows:

		Net Long	Total Taxable	Tax Return	Total Distributions
	Ordinary Income	Term Gains	Distributions	of Capital	Paid
2015	$18,342,985	$9,357,935	$27,700,920	$—	$27,700,920
2014	13,257,795	2,748,514	16,006,309	—	16,006,309

As of the latest tax year ended September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$35,622,802	$29,843,925	$65,466,727	$—	$—	$74,571,450	$140,038,177

At September 30, 2015, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

23

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Independent Franchise Partners US Equity Fund (one of the portfolios included in Advisers Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
November 24, 2015

24

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2015 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2015:

Fund	QDI Percentage
IFP US Equity Fund	44.43%

A percentage of the dividends distributed during the fiscal year for the Fund qualify for the dividends-received deduction for corporate shareholders:

Corporate
Fund	DRD Percentage
IFP US Equity Fund	30.67%

B.	Summary of Fund Holdings

Market Exposure

Equity Securities	% of Net Assets
Pharmaceuticals	24.5%
Software	11.7
Food Products	8.2
Media	8.1
Household Products	7.4
IT Services	6.8
Tobacco	8.8
Diversified Consumer Services	4.3
Computers & Peripherals	4.3
Internet Software & Services	3.7
Beverages	2.9
Health Care Equipment & Supplies	2.2
Chemicals	2.1
Total	95.0%

Largest Equity Positions

Issuer	% of Net Assets
Microsoft Corp.	7.5%
Johnson & Johnson	6.9
Accenture PLC	6.8
Philip Morris International	5.6
Mondelez International Inc.	5.0
Total	31.8%

25

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2015 and held for the entire period through September 30, 2015.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	* Expenses Paid 4/1/15-9/30/15
Actual	0.80%	$1,000.00	$959.80	$3.93
Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05

* Expenses are calculated using the annualized expense ratio as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and Independent Franchise Partners, LLP (the “Adviser”) with respect to the Independent Franchise Partners US Equity Fund (“Fund”) be approved and renewed, at least annually, by a majority the Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved the Investment Advisory Agreement for the Fund at an in-person meeting held on June 18, 2015.

26

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels will reflect these economies of scale to the benefit of the Fund’s shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser or by a different investment adviser (the “Peer Group”); (vii) the Fund’s expense ratio and the expense ratios of funds in the Peer Group; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Trustees reviewed the materials regarding the Fund supplied by the Adviser and gave careful consideration to the nature and quality of the services provided by the Adviser. A representative of the Adviser gave an overview of the Adviser’s advisory business and reviewed the Adviser’s personnel and organizational structure, highlighting anticipated additions and departures. A representative of the Adviser also discussed succession planning at the Adviser, particularly with respect to the role of the Chief Operating Officer. He also reviewed the various service providers that provide support services to the Adviser, noting that the Adviser reviews these relationships every three years, but would do so sooner should a situation arise that would warrant an earlier review.

A representative of the Adviser reviewed the Adviser’s investment philosophy and portfolio construction process, and key risks associated with the Fund and ways in which those risks are mitigated. He noted that the portfolio currently holds 23 positions, down from the usual 30 average. The Board noted that the Adviser’s best execution, allocation and counterparty selection policy was included in the Board materials.

A representative of the Adviser reviewed the Adviser’s compliance program, with particular emphasis on investment guideline monitoring. He noted that there have been no material compliance issues/concerns raised or encountered since the last renewal of the advisory contract and no regulatory examinations or investigations since the inception of the firm in 2009. A representative of the Adviser also reviewed a summary of the Adviser’s insurance coverage, noting there have been no litigation or administrative actions since the inception of the firm. He then reviewed the Adviser’s business continuity/disaster recovery plan, highlighting certain enhancements, and addressed questions from the Board. A representative of the Adviser also discussed the Adviser’s information security protocols, including privacy, record retention, and cybersecurity. The Board noted that a copy of the Adviser’s Form ADV, Code of Ethics, and Report and Financial Statements as of December 31, 2013, were included in the Board materials. Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board reviewed the Fund’s performance for periods from inception through March 31, 2015, comparing the performance (with and without a redemption fee) to the Russell 1000 Value Index. The Board noted that the Fund generally outperformed the index for the shorter time periods but underperformed for the longer periods. The Board also reviewed the performance of the Fund in relation to the Adviser’s US franchise equity composite (“Composite”) and in relation to the Peer Group for periods from inception through March 31, 2015, noting that the Fund’s performance is within the range of the Peer Group and in-line with the Composite for the periods reported. The Board also reviewed the performance of the Fund in relation to the Composite, the Irish Variable Capital Company, and the Russell 1000 Value Index, noting the consistent returns across the portfolios managed by the Adviser.

The Board reviewed the advisory fee paid by the Fund and the total operating expenses of the Fund. A representative of the Adviser noted that the Adviser receives a management fee of 0.68% of average daily net assets, well below the maximum contractual rate of 0.88% of average daily net assets. The Trustees noted that the Fund

27

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

shareholders realize a substantial benefit from breakpoints that take into account the total assets under management at the Adviser and are not limited only to those assets in the Fund. A representative of the Adviser reminded the Trustees that so long as total assets under management for the Adviser’s global and US franchise strategies remain over $5 billion, the Fund’s advisory fee will be 0.68%. The Board reviewed the investment advisory fees paid by the Peer Group, noting that the Fund’s management fee is within the Peer Group, which range from 0.55% to 1.00%.

With respect to total operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to 0.85% of average daily net assets. A representative of the Adviser reported that this agreement to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2016, at which time the Adviser will determine whether to renew or revise the agreement. A representative of the Adviser said that the Fund’s total annual operating expenses as shown in the most recent prospectus are 0.81%, which is near the bottom of the Peer Group, which range from 0.52% to 1.30%. After considering the comparative data as described above, and the anticipated renewal of the Expense Limitation Agreement at the December 2015 Board meeting for the period to end January 30, 2017, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the profits to be realized by the Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Adviser in the Board materials, including the Adviser’s audited financial statements for the calendar year 2013 and revenues and expenses for calendar year 2014. The Board noted that the indicative operating margin for the Fund for calendar year 2014 is just within the indicative operating range set forth in the Board materials and initially provided to the Board in July 2011, which is still applicable. A representative of the Adviser explained that profit is largely a function of volume and that while the current level of profit is at the high end of the range, he does not feel that this calls for a reappraisal of pricing. The representative stated that the level of profitability is indicative of profitability across the firm. The Board noted that the Adviser’s relationship with the Fund was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust and the Fund shareholders were benefiting from the Adviser’s scaled discount fee schedule, set forth in the Board materials. The Board also noted that the Adviser’s level of profitability was indicative across the firm, and all US franchise strategy clients pay the same management fee, regardless of mandate type or size, and that the Adviser is investing its profits back into its business. After considering the data provided, and considering all of the factors as a whole, the Board concluded that the level of profit was reasonable.

With respect to economies of scale, the Trustees considered the Fund’s marketing and distribution plans, capacity, and breakeven point. The Board noted that the Fund is targeted solely at institutional investors, shareholders benefit from the Adviser’s scaled discount fee schedule, and the Fund has already achieved its break-even point based on assets under management. A representative of the Adviser discussed the capacity of the Fund and the Adviser’s intention to hard close the Fund when it reaches maximum capacity. A representative of the Adviser confirmed that other than the advisory fee, the Adviser derives no other fees/benefits from the Fund, does not charge Rule 12b-1 fees, uses commission sharing arrangements to segregate execution decisions from research decisions, and does not use soft dollars as a consideration for broker selection.

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at

28

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

855-233-0437; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Trust at 855-233-0437; and (ii) on the Commission’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	12	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	12	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	12	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

29

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to present; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to present	12	None
Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to present	12	None
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Adviser, Wanzenburg Partners LLC, 2012 to 2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 to 2012	N/A	N/A
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to present	N/A	N/A

30

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services Inc. 2008 to present	N/A	N/A
Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President, Citi Fund Services 1987 to 2013	N/A	N/A
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

[1]	The mailing address of each officer is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

31

Independent Franchise Partners US Equity Fund

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

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Investment Adviser
Independent Franchise Partners, LLP
Level 1, 10 Portman Square
London, W1H 6AZ
United Kingdom

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, Inc.
325 John H. McConnell Boulevard, Suite 150
Columbus, Ohio 43215

For Additional Information, call
855-233-0437 or 312-557-7902

VONTOBEL FUNDS

ANNUAL REPORT

September 30, 2015

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

September 30, 2015

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Vontobel Global Emerging Markets Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on May 22, 2013 to September 30, 2015

Average Annual Total Returns as of September 30, 2015

	One Year	Since Inception
Vontobel Global Emerging Markets Equity Institutional Fund – Class I	-11.49%	-5.62%
MSCI Emerging Markets Index	-19.28%	-8.86%

The Fund’s Class I Total Annual Operating Expense, as per the most recent Prospectus, is 1.00%.

Data as at September 30, 2015. The Inception date of the Fund is May 22, 2013. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Index. The Index is an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

For the one-year period ending September 30, 2015, the Vontobel Global Emerging Markets Equity Institutional Fund outperformed its benchmark, the MSCI Emerging Markets Index (Total Return Net Dividends). On the sector level, an overweight to Consumer Staples, combined with stock selection in the sector, was the leading contributor to relative returns. Our stock selection in the Financials sector also contributed to relative results. Our stock selection in the Information Technology and Consumer Discretionary sectors detracted from relative performance.

Leading contributors to Fund absolute performance during the period were HDFC Bank, Wal-Mart de Mexico, Housing Development Finance Corporation, Power Assets Holdings, and Axis Bank.

HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. HDFC Bank released solid F1Q2016 results. We believe that its cutting its benchmark (base rate) lending rate will likely accelerate its market share gains. HDFC Bank is the largest privately owned retail bank in India with a network of 3,659 branches and 11,633 ATMs (many outside of branches) across 2,287 towns and cities nationwide at calendar year end 2014. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

Wal-Mart de Mexico (Walmex) reported 4Q14 results that were above consensus expectations and a higher dividend payment than expected. There is also excitement about a potentially better environment for the Mexican consumer. Wal-Mart de Mexico is the premier Mexican retailer. Unlike Wal-Mart in the United States, which offers cheap prices but not the best shopping environment, Walmex offers both low prices and a better shopping experience than most stores in the country. The company has no net debt, effective working capital management and generates strong cash flow.

Housing Development Finance Corporation released solid F1Q2016 results. It also has agreed to sell approximate 9% stake in the life insurance joint venture HDFC Standard Life to Standard Life. The company is well-placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. The company also provides home loans, deposit products, lease finance facilities to the corporate sector for plant machinery, and property-related services nationwide. The company has been around since 1977 and is usually considered a “gold standard” in terms of corporate governance and risk management.

Power Assets Holdings (PAH) performed well over the period as Cheung Kong Infrastructure (CKI) made an offer to PAH’s minority shareholders to merge both companies. There seems to be consensus that CKI’s offer undervalues the stake of minority shareholders in PAH, which we agree. Outside the offer, there has been no fundamental change in the value of the company; however, the recent outperformance may be related to a speculative position of some investors that CKI may be forced to improve the terms of the offer to complete the deal. Power Assets Holdings generates roughly 50% of earnings

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

from Hong Kong Electric, the integrated utility in Hong Kong. The other 50% comes from utility assets, mostly in developed markets like Australia, Canada and mainly the UK. Power Assets, as a part of a consortium, acquired a 40% stake in the Electricite de France’s UK distribution network. The track record of Power Assets Holding, in our view, is positive. The company’s strong local base and its regionally diversified business model should allow the company to grow over the long term.

Axis Bank is an Indian private sector bank. Our longer term view on Axis Bank is that it has a long runway of high-quality earnings growth. It has built a distribution network that gives it low-cost deposits, as well as a platform to grow its retail business. The company has a culture that is a meritocracy and is focused on productivity. With a good branch network, Axis Bank should be able to protect its net interest margins over time.

Leading detractors from Fund absolute performance during the period were Baidu, Sands China, Cielo, Ambev, and Alibaba.

Baidu disappointed with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its Online-to-Offline (O2O) platforms. We agree that longer term O2O is the right strategy as it allows Baidu to take a higher share of revenues from completed transactions in local services areas, such as food delivery. Longer term, as search revenue slows down, we think O2O transactions will become a more important growth driver for the company; however, shorter term the investment required is impacting margins. The majority of these investments, we believe, are discretionary and will be pulled back over the years. The core search business continues to perform well with revenue growth in the 30-35% range as the investments the company has made in promoting mobile search are coming to fruition. However, the O2O strategy is not driving incremental revenue growth for the near term and intense competition for the O2O markets continues to be strong. This is necessitating Baidu spend more aggressively on marketing and promotion to try to win market share, which is not value added from a shareholders prospective, and continues to drag down margins.

Sands China, and other Macau-exposed gaming stocks, continued to be weak due to the onslaught of incrementally bad news from a macroeconomic and policy standpoint. Macau is still under pressure as the Chinese government crackdown on corruption as well as the economic weakness on the mainland has hurt visitation growth and gambling appetite. In the third quarter, there has been new negative news out of the junket space in Macau. Junkets are a key facilitator to the VIP business, which has already contracted meaningfully. Now, we have seen news of some higher profile weakness in the junket space - junkets closing or reducing operations. This does not shock us or change our investment thesis. In the coming year, we expect to see a turn in the underlying market performance as it lacks the previous year’s extreme weakness. We think the news regarding the crackdown on corruption and economic weakness in China will continue. We have, therefore, marginally reduced our exposure on the back of the inevitability of the ongoing pressure and have reallocated capital to better near-term opportunities. However, as we have detailed before, our conviction in the Macau space has not changed over the long term, even while the near and medium term horizon has been cloudy. We still believe it presents tremendous opportunities for highly profitable growth and strong cash returns for shareholders. In our opinion, continued patience, and the passage of time, is all that is needed here.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Cielo declined as the Central Bank of Brazil is actively looking to end Cielo and Redecard’s exclusivity for capturing transactions of the smaller card brands, such as Amex, Elo and Hypermarcas. Cielo has the exclusivity in the first two brands. This decision does not come as a surprise to us; it is consistent with the end of exclusivity of Visa and MasterCard back in 2012. The end of exclusivity will improve the competitiveness of the smaller acquirers. It is hard to determine the impact, but we estimate that Cielo should lose share over time, from 50% to 45%. This is in-line with our original forecast. Cielo, Brazil’s leading provider of payment card services, manages the network for the acceptance of multi-brand credit and debit cards in Brazil, as well as for the processing and settlement of credit and debit card transactions. Apart from the traditional electronic payment products and services, the company has a track record of providing innovative business that builds on its core franchise, including a correspondent banking network, prepaid mobile phone credits, electronic vouchers and cash back. The market opportunity for the penetration of cards in Brazil is large and will continue to expand for years. This business is very cash generative and Cielo returns the cash to shareholders in the form of dividends.

Ambev was a bottom contributor. Despite the macro issues plaguing Brazil at the moment, the company is performing well. Unfortunately, the Brazilian real devaluation is hurting reported stock performance. From our experience, we believe that strong emerging market companies tend to exit country crises in an even stronger position than when their countries entered the crises. While competitors have to cut back on advertising, innovation, and promotions, the strong companies continue to invest. Longer term, we continue to believe that Ambev will provide excellent shareholder returns. Ambev is the dominant Brazilian brewer and has a strong presence in non-alcoholic beverages. It also has high market share in other Latin American countries as well as Canada. It has very high margins, which should continue to improve over time. The company generates significant cash, pays out a hefty dividend and is not levered.

Alibaba underperformed due to two main reasons. First, there has been an adjustment downwards for shorter term Gross Merchandise Value (GMV) growth by about 300-500bps for the third quarter. While overall GMV growth should still be healthy in the low 30% range, the market has been concerned about whether this is the beginning of signs that the overall macro slowdown is having a negative impact on more discretionary segments, such as Computers, Apparel and Household Goods. The weaker-than-expected GMV growth has also been helped by the clean-up of counterfeit sellers on the platform, which came under scrutiny earlier in the year. We trimmed our exposure as we look to determine the type of impact the macro slowdown will have on GMV growth. On the positive side, the monetization rate may potentially improve as the momentum on mobile monetization is improving as ad loads and cost per click trends are heading in the right direction. Second, there has been overhang concerns regarding the lock up expiry which took place on the 20th of September, which covers around 1.6 billion or two thirds of outstanding shares. While the majority of those shares have been pledged to be held long term by key management and Softbank, there is a concern regarding the impact on Yahoo’s 15% stake. Yahoo’s stake will be spun off into a separate entity (Aabaco), though there could still be selling pressure indirectly to Alibaba shares depending on what the shareholders of Aabaco do.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Thank you for your investment in the Vontobel Global Emerging Markets Equity Institutional Fund. We are confident that the superior earnings profiles of companies we seek will leave us well- positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Rajiv Jain

Chief Investment Officer

Portfolio Manager

Vontobel Asset Management, Inc.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Vontobel Global Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on January 2, 2015 to September 30, 2015

Cumulative Total Returns as of September 30, 2015

Since Inception
Vontobel Global Equity Institutional Fund – Class I	1.50%
MSCI All Country World Index	-6.78%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 0.97% and 0.90%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2016.

Data as at September 30, 2015. The Inception date of the Fund is January 2, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the MSCI All Country World Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

Since inception, January 2, 2015, through September 30, 2015, the Vontobel Global Equity Institutional Fund outperformed its benchmark, the MSCI All Country World Index (Total Return Net Dividends). On the sector level, stock selection in Consumer Staples, combined with an overweight to the sector, was the leading contributor to relative returns. Our stock selection in the Financials sector also contributed to relative results. Our underweight to the Consumer Discretionary sector and lack of exposure to the Telecommunication Services sector detracted from relative performance.

Leading contributors to Fund absolute performance during the period were Altria Group, HDFC Bank, MasterCard, Reckitt Benckiser and British American Tobacco.

Altria Group was a top performer during the period. It was helped by strong second quarter results, driven by strong U.S. cigarette fundamentals. With unemployment down, a lack of currency risk in its main business, and increasing consolidation, these are good times for tobacco manufacturers. Additionally, Altria owns 27% of SABMiller, the second largest global brewer, which Anheuser-Busch Inbev (ABI) is actively pursuing. Altria is the largest tobacco company in the United States. It has leading positions in cigarettes, smokeless tobacco and machine made cigars. In all three of these categories, it has top brands such as Marlboro, L&M, Parliament and Virginia Slims in cigarettes, Copenhagen and Skoal in smokeless, and John Middleton’s in cigars. The company also has a wine business. The company’s long term goal, which we believe is achievable, is to consistently grow earnings 7-9% and use the majority of its hefty free cash flow as dividends and the rest for buybacks.

HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. HDFC Bank released solid F1Q2016 results. We believe that its cutting its benchmark (base rate) lending rate will likely accelerate its market share gains. HDFC Bank is the largest privately owned retail bank in India with a network of 3,659 branches and 11,633 ATMs (many outside of branches) across 2,287 towns and cities nationwide at calendar year end 2014. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

MasterCard is the second largest global payment network and is gaining share in a secularly growing industry. Global payments volume has grown at greater than 10 percent annually for more than 5 years and MasterCard may be capable of growing its volume at a 10-12 percent rate annually for the next several years. Global card penetration relative to cash and check transactions had been about 36 percent in the recent past and may grow to 45-50 percent by 2018. Certainly the trend of consumers buying more and more goods on line is a strong impetus for the continued preference of cards over cash. MasterCard continued to show strong underlying growth throughout the period and concerns over any regulatory issues directly related to the company have faded for the time being.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Reckitt Benckiser helped performance over the period, as the shares were relatively stable in a weak market, and the company released strong first half results. Reckitt Benckiser is a global consumer goods company focused on home, health and hygiene products. The company has strong brands, good operational controls, and excels at transactions. Strategically, management is intent on growing the consumer health business, an area of consumer goods that lacks large, focused competition. This business has stronger margins than the rest of the business, helping Reckitt’s profit mix as it grows.

British American Tobacco (BAT) was a top contributor to performance, partially due to its stability in a rocky environment. This was highlighted when the company released solid results for the first half of 2015, despite a challenging operating environment. We believe the company’s underlying performance should improve into the remainder of the year, although F/X pressures will continue to weigh on the stock. BAT was further strengthened by the consummation of the Reynolds/Lorillard deal at the end of the second quarter, as BAT owns 42% of that entity. Investors are increasingly excited about the positives that should come out of this deal for Reynolds. British American Tobacco is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. The company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

Leading detractors from Fund absolute performance during the period were Baidu, PayPal, Enbridge, Alibaba and ICICI Bank.

Baidu disappointed with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its Online-to-Offline (O2O) platforms. We agree that longer term O2O is the right strategy as it allows Baidu to take a higher share of revenues from completed transactions in local services areas, such as food delivery. Longer term, as search revenue slows down, we think O2O transactions will become a more important growth driver for the company; however, shorter term the investment required is impacting margins. The majority of these investments, we believe, are discretionary and will be pulled back over the years. The core search business continues to perform well with revenue growth in the 30-35% range as the investments the company has made in promoting mobile search are coming to fruition. However, the O2O strategy is not driving incremental revenue growth for the near term and intense competition for the O2O markets continues to be strong. This is necessitating Baidu spend more aggressively on marketing and promotion to try to win market share, which is not value added from a shareholders prospective, and continues to drag down margins.

PayPal has established itself as the dominant on-line digital payments business, operating in a space where many competitors have come and gone over the years. It has 165 million users globally, a critical mass in size and user base. It operates in over 200 countries and in over 100 currencies. In 2014, PayPal facilitated over $230 billion in total payment volume. There is a long, highly visible secular tailwind of businesses moving from off-line to on-line, and PayPal is participating in that growth with a strong competitive advantage. As a technology company, it has grown its user base and increased frequency of use among that base. We still see meaningful upside potential to the stock. PayPal has also made many savvy acquisitions, such as Braintree, Paydient and Xoom. We do not see a clear, fundamental reason why the stock has declined. In our opinion, it is largely down because of technical factors. As a heavily owned name, it has decreased as part of the overall market correction. In fact, we see this as a good opportunity to increase exposure at a better price.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Enbridge is the largest liquid pipeline in Canada. It is the backbone system to move oil from the Alberta region to Eastern Canada and the United States. We think that the recent underperformance of the stock reflects the sharp correction in oil prices. In a scenario of long-term low oil prices, there is risk that oil producers in Canada will need to start cutting production targets. And, this will have a negative impact on Enbridge’s long-term growth trajectory.

Alibaba underperformed due to two main reasons. First, there has been an adjustment downwards for shorter term Gross Merchandise Value (GMV) growth by about 300-500bps for the third quarter. While overall GMV growth should still be healthy in the low 30% range, the market has been concerned about whether this is the beginning of signs that the overall macro slowdown is having a negative impact on more discretionary segments, such as Computers, Apparel and Household Goods. The weaker-than-expected GMV growth has also been helped by the clean-up of counterfeit sellers on the platform, which came under scrutiny earlier in the year. We trimmed our exposure as we look to determine the type of impact the macro slowdown will have on GMV growth. On the positive side, the monetization rate may potentially improve as the momentum on mobile monetization is improving as ad loads and cost per click trends are heading in the right direction. Second, there has been overhang concerns regarding the lock up expiry which took place on the 20th of September, which covers around 1.6 billion or two thirds of outstanding shares. While the majority of those shares have been pledged to be held long term by key management and Softbank, there is a concern regarding the impact on Yahoo’s 15% stake. Yahoo’s stake will be spun off into a separate entity (Aabaco), though there could still be selling pressure indirectly to Alibaba shares depending on what the shareholders of Aabaco do.

ICICI Bank is a leading nationwide private sector bank in India. Despite some exposure to a few large corporations, its balance sheet has gone through a significant revamp in recent years. The bank has a strong retail banking franchise with a diverse fee income stream. Its strong capital position and operating efficiency has allowed management to deliver an improving return profile over the last several years.

Thank you for your investment in the Vontobel Global Equity Institutional Fund. We are confident that the superior earnings profiles of companies we seek will leave us well- positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Rajiv Jain

Chief Investment Officer

Portfolio Manager

Vontobel Asset Management, Inc.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

THE PAGE INTENTIONALLY LEFT BLANK

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Vontobel International Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on January 2, 2015 to September 30, 2015

Cumulative Total Returns as of September 30, 2015

Since Inception
Vontobel International Equity Institutional Fund – Class I	1.40%
MSCI All Country World ex-US Index	-8.10%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 1.02 % and 0.95%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2016.

Data as at September 30, 2015. The Inception date of the Fund is January 2, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the MSCI All Country World ex-US Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed (excluding US) and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

Since inception, January 2, 2015, through September 30, 2015, the Vontobel International Equity Institutional Fund outperformed its benchmark, the MSCI All Country World ex U.S. Index (Total Return Net Dividends). On the sector level, an overweight to Consumer Staples, combined with stock selection in the sector, was the leading contributor to relative returns. Our stock selection in the Financials sector also contributed to relative results. Our stock selection in the Information Technology and Industrials sectors detracted from relative performance.

Leading contributors to Fund absolute performance during the period were Novo Nordisk, Reckitt Benckiser, British American Tobacco, HDFC Bank and Paddy Power.

Novo Nordisk performed well over the period. In late March, the company announced it will resubmit Tresiba, its new long-acting insulin, for approval in the United States. This product was not previously approved by the FDA because of concerns about potential cardiovascular side effects. Subsequently, Novo has been conducting a cardiovascular safety study and has made the decision to resubmit based on the interim results - the decision to proceed with the resubmission indicates that the FDA likely does not have significant concerns (i.e. high chance of approval). The uncertainty regarding Tresiba in the US (already been approved in most other markets) had been the biggest near-term issue for the stock. Novo’s management has said that their ability to meet the key targets (10% revenue growth and 15% operating profit growth) is contingent on Tresiba’s approval. Tresiba should help to support pricing for long-acting insulins; in the absence of Tresiba, Novo’s older long-acting insulin Levemir was expected to face biosimilar competition. Novo Nordisk is a world leader in fast-growing diabetes care. The company has a full range of insulin products (short-acting, long-acting, and pre-mix), and a leading GLP-1 agonist (called Victoza), which works by stimulating production of insulin. Novo has excellent management, which is shareholder-oriented, and has helped create significant shareholder value over many years.

Reckitt Benckiser helped performance over the period, as the shares were relatively stable in a weak market, and the company released strong first half 2015 results. Reckitt Benckiser is a global consumer goods company focused on home, health and hygiene products. The company has strong brands, good operational controls, and excels at transactions. Strategically, management is intent on growing the consumer health business, an area of consumer goods that lacks large, focused competition. This business has stronger margins than the rest of the business, helping Reckitt’s profit mix as it grows.

British American Tobacco (BAT) was a top contributor to performance, partially due to its stability in a rocky environment. This was highlighted when the company released solid results for the first half of 2015, despite a challenging operating environment. We believe the company’s underlying performance should improve into the remainder of the year, although F/X pressures will continue to weigh on the stock. BAT was further strengthened by the consummation of the Reynolds/Lorillard deal at the end of the second quarter, as BAT owns 42% of that entity. Investors are increasingly excited about the positives that should come out of this deal for Reynolds. British American Tobacco is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. The company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. HDFC Bank released solid F1Q2016 results. We believe that its cutting its benchmark (base rate) lending rate will likely accelerate its market share gains. HDFC Bank is the largest privately owned retail bank in India with a network of 3,659 branches and 11,633 ATMs (many outside of branches) across 2,287 towns and cities nationwide at calendar year end 2014. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

Paddy Power, an Irish gaming company, has been a long-held and successful position in our strategies. It is predominantly a technology company as much of gambling has moved on-line. The company has a powerful brand and a fun, innovative and edgy image. Its business footprint currently spans only jurisdictions where it can operate legally, which is a rarity in the global online gaming marketplace. Most competitors in the online space have been happy to cross into geographies where gambling is not legal, tempted by the short-term buck to be made. Paddy Power has consistently kept its gaming nose clean and mainly operates in Ireland, the United Kingdom, France, Italy and Australia through direct or business-to-business operating ventures. Specifically, Paddy Power has been extremely successful in Australia and, by far, has become the market leader there. Paddy Power’s stock performed well as it released 1H2015 results that exceeded expectations and announced that it has reached an agreement on the key terms of a merger with Betfair, which would create one the world’s largest public on-line betting and gaming companies. In our view, the merger brings together two very strong businesses to create an even stronger business. And, since Betfair is currently managed by many former Paddy Power employees, it is a good cultural fit. We believe the combined company will be a long-term industry winner in on-line gaming, particularly in the UK. In our view, Paddy Power has a bright future as penetration to on-line continues to grow and the company is growing its on-line business with existing customers.

Leading detractors from Fund absolute performance during the period were Baidu, Enbridge, PayPal, Alibaba and ICICI Bank.

Baidu disappointed with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its Online-to-Offline (O2O) platforms. We agree that longer term O2O is the right strategy as it allows Baidu to take a higher share of revenues from completed transactions in local services areas, such as food delivery. Longer term, as search revenue slows down, we think O2O transactions will become a more important growth driver for the company; however, shorter term the investment required is impacting margins. The majority of these investments, we believe, are discretionary and will be pulled back over the years. The core search business continues to perform well with revenue growth in the 30-35% range as the investments the company has made in promoting mobile search are coming to fruition. However, the O2O strategy is not driving incremental revenue growth for the near term and intense competition for the O2O markets continues to be strong. This is necessitating Baidu spend more aggressively on marketing and promotion to try to win market share, which is not value added from a shareholders prospective, and continues to drag down margins.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Enbridge is the largest liquid pipeline in Canada. It is the backbone system to move oil from the Alberta region to Eastern Canada and the United States. We think that the recent underperformance of the stock reflects the sharp correction in oil prices. In a scenario of long-term low oil prices, there is risk that oil producers in Canada will need to start cutting production targets. And, this will have a negative impact on Enbridge’s long-term growth trajectory.

PayPal has established itself as the dominant on-line digital payments business, operating in a space where many competitors have come and gone over the years. It has 165 million users globally, a critical mass in size and user base. It operates in over 200 countries and in over 100 currencies. In 2014, PayPal facilitated over $230 billion in total payment volume. There is a long, highly visible secular tailwind of businesses moving from off-line to on-line, and PayPal is participating in that growth with a strong competitive advantage. As a technology company, it has grown its user base and increased frequency of use among that base. We still see meaningful upside potential to the stock. PayPal has also made many savvy acquisitions, such as Braintree, Paydient and Xoom. We do not see a clear, fundamental reason why the stock has declined. In our opinion, it is largely down because of technical factors. As a heavily owned name, it has decreased as part of the overall market correction. In fact, we see this as a good opportunity to increase exposure at a better price.

Alibaba underperformed due to two main reasons. First, there has been an adjustment downwards for shorter term Gross Merchandise Value (GMV) growth by about 300-500bps for the third quarter. While overall GMV growth should still be healthy in the low 30% range, the market has been concerned about whether this is the beginning of signs that the overall macro slowdown is having a negative impact on more discretionary segments, such as Computers, Apparel and Household Goods. The weaker-than-expected GMV growth has also been helped by the clean-up of counterfeit sellers on the platform, which came under scrutiny earlier in the year. We trimmed our exposure as we look to determine the type of impact the macro slowdown will have on GMV growth. On the positive side, the monetization rate may potentially improve as the momentum on mobile monetization is improving as ad loads and cost per click trends are heading in the right direction. Second, there has been overhang concerns regarding the lock up expiry which took place on the 20th of September, which covers around 1.6 billion or two thirds of outstanding shares. While the majority of those shares have been pledged to be held long term by key management and Softbank, there is a concern regarding the impact on Yahoo’s 15% stake. Yahoo’s stake will be spun off into a separate entity (Aabaco), though there could still be selling pressure indirectly to Alibaba shares depending on what the shareholders of Aabaco do.

ICICI Bank is a leading nationwide private sector bank in India. Despite some exposure to a few large corporations, its balance sheet has gone through a significant revamp in recent years. The bank has a strong retail banking franchise with a diverse fee income stream. Its strong capital position and operating efficiency has allowed management to deliver an improving return profile over the last several years.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Thank you for your investment in the Vontobel International Equity Institutional Fund. We are confident that the superior earnings profiles of companies we seek will leave us well- positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Rajiv Jain

Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	93.5%
Consumer Discretionary	5.8%
Grupo Televisa S.A.B. - ADR		343,500	$8,937,870
Kangwon Land, Inc.		16,247	576,337
Matahari Department Store Tbk PT		3,432,200	3,781,384
Naspers Ltd. - Class N		194,038	24,346,592
Sands China Ltd.		4,486,030	13,644,230
Vipshop Holdings Ltd. - ADR(a)		318,592	5,352,346
Westlife Development Ltd.(a)		190,153	754,671
			57,393,430
Consumer Staples	35.8%
Ambev S.A. - ADR		6,434,415	31,528,633
Amorepacific Corp.		35,544	11,601,064
British American Tobacco Malaysia Bhd.		278,784	3,831,450
British American Tobacco PLC (Johannesburg Exchange)		1,020,812	56,141,848
British American Tobacco PLC (London Exchange)		261,574	14,456,320
China Resources Enterprise Ltd.		1,102,458	2,053,453
Colgate-Palmolive India Ltd.		345,464	5,072,302
CP ALL PCL - REG		10,291,800	13,539,977
Fomento Economico Mexicano S.A.B. de C.V. - ADR		374,244	33,401,277
Hindustan Unilever Ltd.		1,340,101	16,658,489
ITC Ltd.		8,602,505	43,316,439
LG Household & Health Care Ltd.		16,125	11,648,314
Nestle India Ltd.		42,049	4,083,242
Orion Corp.		4,303	3,434,493
President Chain Store Corp.		1,391,268	8,675,008
SABMiller PLC		701,285	39,536,167
Souza Cruz S.A.		1,842,852	12,457,670
Thai Beverage PCL		19,858,500	9,591,039
Tsingtao Brewery Co. Ltd. - Class H		697,311	3,066,432
Unilever Indonesia Tbk PT		3,640,211	9,448,323
Unilever N.V. - CVA		25,100	1,010,132
Wal-Mart de Mexico S.A.B. de C.V.		8,225,645	20,198,080
			354,750,152
Energy	0.5%
Ultrapar Participacoes S.A.		288,632	4,863,316
Financials	21.8%
Bangkok Bank PCL - REG		1,737,510	7,674,790

See notes to financial statements.

19

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Bank Central Asia Tbk PT		17,432,543	$14,637,239
BB Seguridade Participacoes S.A.		918,674	5,749,099
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros		1,933,554	5,403,904
CETIP S.A. - Mercados Organizados		351,460	2,916,644
Habib Bank Ltd.		3,046,988	5,772,294
HDFC Bank Ltd.		281,682	4,596,158
HDFC Bank Ltd. - ADR		728,117	44,480,668
Housing Development Finance Corp. Ltd.		2,939,114	54,452,018
Kasikornbank PCL - REG		1,652,100	7,789,506
Kotak Mahindra Bank Ltd.		931,958	9,222,486
Link REIT		2,625,854	14,474,184
Malayan Banking Bhd.		2,888,160	5,637,771
Public Bank Bhd.		1,724,700	6,882,372
Remgro Ltd.		872,303	15,902,713
Samsung Fire & Marine Insurance Co. Ltd.		47,143	11,062,642
			216,654,488
Health Care	4.7%
Bangkok Dusit Medical Services PCL - REG		7,687,500	3,918,412
Cipla Ltd.		1,253,524	12,175,988
Dr. Reddy’s Laboratories Ltd.		22,939	1,455,499
Dr. Reddy’s Laboratories Ltd. - ADR		14,686	938,582
Sun Pharmaceutical Industries Ltd.		2,151,203	28,535,754
			47,024,235
Industrials	0.1%
Airports of Thailand PCL - REG		154,743	1,198,038
Information Technology	14.4%
Alibaba Group Holding Ltd. - ADR(a)		108,957	6,425,194
Autohome, Inc. - ADR(a)		73,438	2,388,938
Baidu, Inc. - ADR(a)		45,873	6,303,409
Bitauto Holdings Ltd. - ADR(a)		62,592	1,863,364
Cielo S.A.		2,214,015	20,473,147
HCL Technologies Ltd.		1,015,738	15,231,594
Infosys Ltd.		257,802	4,595,127
Infosys Ltd. - ADR		919,552	17,554,248
NetEase, Inc. - ADR		89,348	10,732,482

See notes to financial statements.

20

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd.		2,195,330	$8,760,476
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		574,459	11,920,024
Tata Consultancy Services Ltd.		500,232	19,745,622
Tencent Holdings Ltd.		984,325	16,554,904
			142,548,529
Materials	2.2%
Industrias Penoles S.A.B. de C.V.		584,455	7,966,682
Randgold Resources Ltd.		117,720	6,929,204
Randgold Resources Ltd. - ADR		119,593	7,066,751
			21,962,637
Telecommunication Services	4.8%
Advanced Info Service PCL - REG		2,219,800	13,822,146
Bharti Airtel Ltd.		723,384	3,733,153
MTN Group Ltd.		987,542	12,713,785
Telekomunikasi Indonesia Persero Tbk PT		96,226,666	17,289,937
			47,559,021
Utilities	3.4%
CLP Holdings Ltd.		47,100	401,677
Power Assets Holdings Ltd.		3,521,857	33,399,162
			33,800,839
TOTAL COMMON STOCKS (Cost $984,443,277)			927,754,685
SHORT-TERM INVESTMENTS	2.6%
Northern Institutional
U.S. Government Select Portfolio, 0.01%		25,556,805	25,556,805
TOTAL SHORT-TERM INVESTMENTS (Cost $25,556,805)			25,556,805
TOTAL INVESTMENTS (Cost $1,010,000,082)	96.1%		953,311,490
NET OTHER ASSETS (LIABILITIES)	3.9%		38,833,222
NET ASSETS	100.0%		$992,144,712

(a)	Non-income producing security.

See notes to financial statements.

21

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

At September 30, 2015, the Vontobel Global Emerging Markets Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
India	28.9%
United Kingdom	11.2
Brazil	8.4
Mexico	7.1
Thailand	5.8
South Africa	5.3
China	5.3
Hong Kong	5.1
Indonesia	4.5
South Korea	3.9
Taiwan	3.0
All other countries less than 2%	5.0
Total	93.5%

See notes to financial statements.

22

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.1%
Consumer Discretionary	5.0%
Naspers Ltd. - Class N		1,150	$144,294
Priceline Group (The), Inc.(a)		264	326,531
TJX (The) Cos., Inc.		3,600	257,112
			727,937
Consumer Staples	33.3%
Alimentation Couche-Tard, Inc. - Class B		3,980	183,029
Altria Group, Inc.		11,590	630,496
British American Tobacco PLC		13,409	741,071
Coca-Cola (The) Co.		11,241	450,989
Hershey (The) Co.		2,708	248,811
ITC Ltd.		53,885	271,329
Nestle S.A. - REG		6,439	484,898
Philip Morris International, Inc.		8,805	698,501
Reckitt Benckiser Group PLC		5,127	465,383
Reynolds American, Inc.		8,106	358,853
Unilever N.V. - CVA		8,761	352,580
			4,885,940
Energy	1.6%
Enbridge, Inc.		6,226	231,172
Financials	20.7%
American Tower Corp.		3,046	267,987
Berkshire Hathaway, Inc. - Class B(a)		3,215	419,236
CME Group, Inc.		3,128	290,091
HDFC Bank Ltd.		1,014	16,545
HDFC Bank Ltd. - ADR		8,520	520,487
Housing Development Finance Corp. Ltd.		28,780	533,198
JPMorgan Chase & Co.		3,468	211,444
Progressive (The) Corp.		8,014	245,549
Wells Fargo & Co.		10,439	536,042
			3,040,579
Health Care	16.8%
Abbott Laboratories		4,845	194,866
Becton Dickinson and Co.		532	70,575
Biogen, Inc.(a)		495	144,446
Bristol-Myers Squibb Co.		5,415	320,568
Celgene Corp.(a)		3,752	405,854

See notes to financial statements.

23

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
CR Bard, Inc.		758	$141,223
Medtronic PLC		2,740	183,416
Novo Nordisk A/S - Class B		5,230	281,501
Roche Holding A.G. (Genusschein)		1,958	517,605
UnitedHealth Group, Inc.		1,700	197,217
			2,457,271
Information Technology	17.0%
Apple, Inc.		2,713	299,244
Cognizant Technology Solutions Corp. - Class A(a)		3,824	239,420
Google, Inc. - Class C(a)		800	486,736
MasterCard, Inc. - Class A		8,215	740,336
PayPal Holdings, Inc.(a)		7,700	239,008
Visa, Inc. - Class A		7,015	488,665
			2,493,409
Materials	1.7%
Martin Marietta Materials, Inc.		1,664	252,845
TOTAL COMMON STOCKS (Cost $14,109,336)			14,089,153

SHORT-TERM INVESTMENTS	4.4%
Northern Institutional
U.S. Government Select Portfolio, 0.01%		644,746	644,746
TOTAL SHORT-TERM INVESTMENTS (Cost $644,746)			644,746
TOTAL INVESTMENTS (Cost $14,754,082)	100.5%		14,733,899
NET OTHER ASSETS (LIABILITIES)	(0.5)%		(71,481)
NET ASSETS	100.0%		$14,662,418

(a)	Non-income producing security.

See notes to financial statements.

24

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

At September 30, 2015, the Vontobel Global Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	62.5%
United Kingdom	10.6
India	9.2
Switzerland	6.8
Canada	2.8
All other countries less than 2%	4.2
Total	96.1%

See notes to financial statements.

25

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	81.3%
Consumer Discretionary	7.8%
Domino’s Pizza Group PLC		22,808	$307,097
Hermes International		786	286,162
Naspers Ltd. - Class N		2,568	322,216
Paddy Power PLC		2,513	289,195
Persimmon PLC(a)		14,808	451,192
Priceline Group (The), Inc.(a)		409	505,876
			2,161,738
Consumer Staples	33.5%
Alimentation Couche-Tard, Inc. - Class B		9,285	426,992
Amorepacific Corp.		318	103,791
British American Tobacco PLC		27,220	1,504,358
Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)		71	417,008
Diageo PLC		13,178	354,626
Imperial Tobacco Group PLC		10,896	563,957
ITC Ltd.		105,300	530,220
L’Oreal S.A.		1,896	329,690
Nestle S.A. - REG		15,263	1,149,403
Philip Morris International, Inc.		14,053	1,114,825
Reckitt Benckiser Group PLC		10,948	993,762
SABMiller PLC		13,442	761,711
Unicharm Corp.		12,585	223,317
Unilever N.V. - CVA		19,655	791,002
			9,264,662
Energy	1.9%
Enbridge, Inc.		13,997	519,709
Financials	13.1%
Banco Bilbao Vizcaya Argentaria S.A.		30,319	257,157
Daito Trust Construction Co. Ltd.		2,520	256,337
HDFC Bank Ltd.		1,593	25,993
HDFC Bank Ltd. - ADR		16,240	992,102
Housing Development Finance Corp. Ltd.		62,975	1,166,718
Link REIT		43,577	240,204

See notes to financial statements.

26

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Lloyds Banking Group PLC		235,791	$268,795
UBS Group A.G. - REG		22,579	418,414
			3,625,720
Health Care	15.9%
Bayer A.G. - REG		4,184	534,750
Coloplast A/S - Class B		2,119	150,332
CSL Ltd.		8,028	505,852
Essilor International S.A.		3,563	435,213
Fresenius Medical Care A.G. & Co. KGaA		2,927	228,238
Grifols S.A.		8,457	349,814
Novo Nordisk A/S - Class B		13,305	716,132
Ramsay Health Care Ltd.		9,166	377,311
Roche Holding A.G. (Genusschein)		3,792	1,002,430
Sonic Healthcare Ltd.		7,846	100,726
			4,400,798
Industrials	1.7%
Bureau Veritas S.A.		16,816	354,771
DKSH Holding A.G.(a)		1,652	104,682
			459,453
Information Technology	5.4%
Accenture PLC - Class A		1,563	153,581
Google, Inc. - Class C(a)		767	466,658
PayPal Holdings, Inc.(a)		15,858	492,232
SAP S.E.		6,030	390,119
			1,502,590
Materials	1.1%
Air Liquide S.A.		2,586	306,437
Utilities	0.9%
Cheung Kong Infrastructure Holdings Ltd.		27,738	248,805
TOTAL COMMON STOCKS (Cost $22,641,296)			22,489,912

See notes to financial statements.

27

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	3.8%
Northern Institutional
U.S. Government Select Portfolio, 0.01%		1,041,314	$1,041,314
TOTAL SHORT-TERM INVESTMENTS (Cost $1,041,314)			1,041,314
TOTAL INVESTMENTS
(Cost $23,682,610)	85.1%		23,531,226
NET OTHER ASSETS (LIABILITIES)	14.9%		4,122,107
NET ASSETS	100.0%		$27,653,333

(a)	Non-income producing security.

At September 30, 2015, the Vontobel International Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United Kingdom	21.7%
Switzerland	11.2
India	9.8
United States	9.3
France	6.2
Germany	4.2
Australia	3.6
Canada	3.4
Denmark	3.1
Spain	2.2
All other countries less than 2%	6.6
Total	81.3%

See notes to financial statements.

28

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

	Vontobel Global Emerging Markets Equity Institutional Fund(a)	Vontobel Global Equity Institutional Fund	Vontobel International Equity Institutional Fund
Assets:
Investments, at value (Cost: $1,010,000,082, $14,754,082, $23,682,610, respectively)	$953,311,490	$14,733,899	$23,531,226
Cash	6,610,299	—	—
Foreign currency (Cost: $9,203,016, $12,466, $26,198, respectively)	9,200,500	12,485	26,255
Receivable for dividends and interest	2,638,598	35,956	55,124
Reclaims receivable	—	5,319	18,719
Receivable for investments sold	19,768,793	—	102,853
Receivable for capital shares sold	2,226,950	200,000	4,175,937
Prepaid expenses	10,724	69	77
Total Assets	993,767,354	14,987,728	27,910,191
Liabilities:
Securities purchased payable	263,853	286,853	209,072
Capital shares redeemed payable	101,000	—	—
Investment advisory fees payable	684,054	2,268	9,431
Accounting and Administration fees payable	366,021	31,507	31,507
Regulatory and Compliance fees payable	69,279	941	1,458
Trustees fees payable	557	8	12
Deferred foreign capital gains taxes payable	21,365	—	—
Accrued expenses and other payable	116,513	3,733	5,378
Total Liabilities	1,622,642	325,310	256,858

Net Assets	$992,144,712	$14,662,418	$27,653,333
Class I Shares:
Net assets	$992,144,712	$14,662,418	$27,653,333
Shares of common stock outstanding	116,753,083	1,444,236	2,727,355
Net asset value per share	$8.50	$10.15	$10.14
Net Assets:
Paid in capital	$1,136,249,442	$14,643,706	$28,028,946
Accumulated net investment income (loss)	2,518,628	127,272	303,372
Accumulated net realized gains (losses)	(89,908,654)	(88,374)	(530,893)
Unrealized appreciation (depreciation)	(56,714,704)	(20,186)	(148,092)
Net assets	$992,144,712	$14,662,418	$27,653,333

(a)	Formerly the AIT Global Emerging Markets Opportunity Fund. See organizational note within the Notes to the Financial Statements.

See notes to financial statements.

29

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2015

	Vontobel Global Emerging Markets Equity Institutional Fund(a)	Vontobel Global Equity Institutional Fund(b)	Vontobel International Equity Institutional Fund(b)
Investment Income:
Dividend income (Net of foreign withholding tax of $946,800, $6,284, $23,215, respectively)	$22,822,589	$200,827	$394,995
Interest income	6,288	17	49
Total investment income	22,828,877	200,844	395,044
Operating expenses:
Investment advisory	8,191,320	64,406	105,056
Accounting and Administration	1,363,240	92,123	92,123
Regulatory and Compliance	261,667	2,318	3,521
Insurance	39,764	386	386
Trustees	20,752	170	276
Legal	31,877	9,823	12,752
Registration	69,501	30,553	28,253
Other	174,966	8,931	9,727
Total expenses	10,153,087	208,710	252,094
Expenses reduced by Investment Adviser	—	(125,708)	(118,672)
Net expenses	10,153,087	83,002	133,422
Net investment income (loss)	12,675,790	117,842	261,622
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(72,061,056)	(88,374)	(529,103)
Net realized gains (losses) from foreign currency transactions	(906,230)	1,442	31,072
Change in unrealized appreciation (depreciation) on investments (net of the change in deferred foreign capital gains taxes of $1,673,623, $— , $— , respectively)	(77,045,297)	(20,183)	(151,384)
Change in unrealized appreciation (depreciation) on foreign currency	(33,316)	(3)	3,292
Net realized and unrealized gains (losses) from investment activities	(150,045,899)	(107,118)	(646,123)
Change in Net Assets Resulting from Operations	$(137,370,109)	$10,724	$(384,501)

(a)	Formerly the AIT Global Emerging Markets Opportunity Fund. See organizational note within the Notes to the Financial Statements.

(b)	For the period January 2, 2015, commencement of operations, to September 30, 2015.

See notes to financial statements.

30

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2015 and 2014

	Vontobel Global Emerging Markets Equity Institutional Fund(a)		Vontobel Global Equity Institutional Fund	Vontobel International Equity Institutional Fund
	September 30, 2015	September 30, 2014	September 30, 2015(b)	September 30, 2015(b)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,675,790	$10,711,781	$117,842	$261,622
Net realized gains (losses) from investment and foreign currency transactions	(72,967,286)	(16,602,170)	(86,932)	(498,031)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(77,078,613)	68,041,728	(20,186)	(148,092)
Change in net assets resulting from operations	(137,370,109)	62,151,339	10,724	(384,501)
Dividends paid to shareholders:
From net investment income (loss)	(17,209,426)	(4,421,004)	—	—
Total dividends paid to shareholders	(17,209,426)	(4,421,004)	—	—
Capital Transactions (Class I Shares):
Proceeds from sale of shares	400,422,422	246,814,100	14,655,713	28,062,171
Value of shares issued to shareholders in reinvestment of dividends	17,091,301	4,385,347	—	—
Value of shares redeemed	(152,979,026)	(42,478,739)	(4,019)	(24,337)
Change in net assets from capital transactions	264,534,697	208,720,708	14,651,694	28,037,834
Change in net assets	109,955,162	266,451,043	14,662,418	27,653,333
Net Assets:
Beginning of period	882,189,550	615,738,507	—	—
End of period	$992,144,712	$882,189,550	$14,662,418	$27,653,333
Accumulated net investment income (loss)	$2,518,628	$8,318,911	$127,272	$303,372

Share Transactions (Class I Shares):
Sold	42,406,850	26,521,914	1,444,610	2,729,745
Reinvested	1,827,947	493,845	—	—
Redeemed	(17,565,488)	(4,617,700)	(374)	(2,390)
Change	26,669,309	22,398,059	1,444,236	2,727,355

(a)	Formerly the AIT Global Emerging Markets Opportunity Fund. See organizational note within the Notes to the Financial Statements.

(b)	For the period January 2, 2015, commencement of operations, to September 30, 2015.

See notes to financial statements.

31

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
Vontobel Global Emerging Markets Equity Institutional Fund(a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013(b)
Net asset value, beginning of period	$9.79	$9.10	$10.00
Income (loss) from operations:
Net investment income	0.12 (c)	0.12	0.04
Net realized and unrealized gains (losses) from investments	(1.23)	0.63	(0.94)
Total from investment operations	(1.11)	0.75	(0.90)
Less distributions paid:
From net investment income	(0.18)	(0.06)	—
Total distributions paid	(0.18)	(0.06)	—
Change in net asset value	(1.29)	0.69	(0.90)
Net asset value, end of period	$8.50	$9.79	$9.10
Total return(d)	(11.49%)	8.32%	(9.00%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$992,145	$882,190	$615,739
Ratio of net expenses to average net assets(e)	0.98%	1.00%	1.08%
Ratio of net investment income to average net assets(e)	1.24%	1.42%	1.36%
Portfolio turnover rate(d)	26.76%	43.44%	5.01%

(a)	Formerly the AIT Global Emerging Markets Opportunity Fund. See organizational note within the Notes to the Financial Statements.

(b)	For the period May 22, 2013, commencement of operations, to September 30, 2013.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

See notes to financial statements.

32

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

Class I Shares
Vontobel Global Equity Institutional Fund	Period Ended September 30, 2015(a)
Net asset value, beginning of period	$10.00
Income (loss) from operations:
Net investment income(b)	0.10
Net realized and unrealized gains (losses) from investments	0.05
Total from investment operations	0.15
Less distributions paid:
From net investment income	—
Total distributions paid	—
Change in net asset value	0.15
Net asset value, end of period	$10.15
Total return(c)	1.50%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$14,662
Ratio of net expenses to average net assets(d)	0.90%
Ratio of net investment income to average net assets(d)	1.28%
Ratio of gross expenses to average net assets(d)	2.27%
Portfolio turnover rate(c)	39.00%

(a)	For the period January 2, 2015, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See notes to financial statements.

33

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

Class I Shares
Vontobel International Equity Institutional Fund	Period Ended September 30, 2015(a)
Net asset value, beginning of period	$10.00
Income (loss) from operations:
Net investment income(b)	0.15
Net realized and unrealized gains (losses) from investments	(0.01)
Total from investment operations	0.14
Less distributions paid:
From net investment income	—
Total distributions paid	—
Change in net asset value	0.14
Net asset value, end of period	$10.14
Total return(c)	1.40%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$27,653
Ratio of net expenses to average net assets(d)	0.95%
Ratio of net investment income to average net assets(d)	1.87%
Ratio of gross expenses to average net assets(d)	1.80%
Portfolio turnover rate(c)	30.76%

(a)	For the period January 2, 2015, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See notes to financial statements.

34

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust registered March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel Global Emerging Markets Equity Institutional Fund (formerly known as the AIT Global Emerging Markets Opportunity Fund), Vontobel Global Equity Institutional Fund, and Vontobel International Equity Institutional Fund, (referred to individually as a “Fund” and collectively as the “Funds” or the “Vontobel Funds”) are each a series of the Trust and commenced operations on May 22, 2013, January 2, 2015, and January 2, 2015, respectively. The Funds are authorized to issue multiple classes of shares, however, only the Class I shares are currently being offered and have commenced operations. These financial statements and notes only relate to the Vontobel Funds.

The Funds are each diversified funds and have an investment objective of providing capital appreciation.

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A. Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

● Level 1 —quoted prices in active markets for identical assets

● Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 —significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of

35

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

36

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

The following is a summary of the valuation inputs used as of September 30, 2015 in valuing each Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Emerging Markets Equity
Institutional Fund
Common Stocks
Consumer Discretionary	$14,290,216	$43,103,214	$—	$57,393,430
Consumer Staples	97,585,660	257,164,492	—	354,750,152
Energy	4,863,316	—	—	4,863,316
Financials	58,550,315	158,104,173	—	216,654,488
Health Care	938,582	46,085,653	—	47,024,235
Industrials	—	1,198,038	—	1,198,038
Information Technology	77,660,806	64,887,723	—	142,548,529
Materials	15,033,433	6,929,204	—	21,962,637
Telecommunications Services	—	47,559,021	—	47,559,021
Utilities	—	33,800,839	—	33,800,839
Short-Term Investments	25,556,805	—	—	25,556,805
Total Investments	$294,479,133	$658,832,357	$—	$953,311,490
Global Equity Institutional Fund
Common Stocks
Consumer Discretionary	$583,643	$144,294	$—	$727,937
Consumer Staples	2,570,679	2,315,261	—	4,885,940
Energy	231,172	—	—	231,172
Financials	2,490,836	549,743	—	3,040,579
Health Care	1,658,165	799,106	—	2,457,271
Information Technology	2,493,409	—	—	2,493,409
Materials	252,845	—	—	252,845
Short-Term Investments	644,746	—	—	644,746
Total Investments	$10,925,495	$3,808,404	$—	$14,733,899

37

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International Equity Institutional Fund
Common Stocks
Consumer Discretionary	$505,876	$1,655,862	$—	$2,161,738
Consumer Staples	1,541,817	7,722,845	—	9,264,662
Energy	519,709	—	—	519,709
Financials	992,102	2,633,618	—	3,625,720
Health Care	—	4,400,798	—	4,400,798
Industrials	—	459,453	—	459,453
Information Technology	1,112,471	390,119	—	1,502,590
Materials	—	306,437	—	306,437
Utilities	—	248,805	—	248,805
Short-Term Investments	1,041,314	—	—	1,041,314
Total Investments	$5,713,289	$17,817,937	$—	$23,531,226

As of September 30, 2015, there were no Level 3 securities held by the Funds. The Funds disclose all transfers between levels based on valuations at the end of each reporting period. At September 30, 2015, the Funds had transfers as follows:

Transfers from Level 1 to Level 2
Portfolio	Value	Reason
Global Emerging Markets Equity
Institutional Fund
Common Stocks
Consumer Discretionary	$42,526,877	Foreign equity adjustment was applied in current period
Consumer Staples	202,855,232	Foreign equity adjustment was applied in current period
Financials	128,883,573	Foreign equity adjustment was applied in current period
Health Care	40,711,742	Foreign equity adjustment was applied in current period
Information Technology	51,532,119	Foreign equity adjustment was applied in current period
Materials	6,929,204	Foreign equity adjustment was applied in current period
Telecommunication Services	43,825,868	Foreign equity adjustment was applied in current period
Utilities	33,399,162	Foreign equity adjustment was applied in current period

38

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local trading accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investment transactions on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency transactions on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

39

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2015, the Funds did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Vontobel Global Emerging Markets Equity Institutional Fund’s federal tax returns filed for the tax years ended September 30, 2013 and 2014, and the Funds’ tax returns to be filed for the tax year ended 2015, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The Vontobel Global Emerging Markets Equity Institutional Fund paid $788,020 in capital gain taxes during the year and, as of September 30, 2015, accrued $21,365 in estimated capital gain taxes based on the Fund’s current investments.

40

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

The Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.    Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser”) to provide investment advisory services to the Funds. Under the terms of the Agreement, the Funds pay the Adviser an annual fee based on each Fund’s daily net assets as set forth in the following table. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses with underlying investment companies and extraordinary expenses) exceed the rates in the table below.

41

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

Fund	Class	Advisory Fee	Expense Limitation
Global Emerging Markets Equity Institutional Fund	Class I	0.80%	N/A
Global Equity Institutional Fund	Class I	0.70%	0.90%
International Equity Institutional Fund	Class I	0.75%	0.95%

The expense limitation for Global Equity Institutional Fund and International Equity Institutional Fund are effective until January 28, 2016. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

For the year ended September 30, 2015, the Adviser waived and reimbursed expenses of $125,708 and $118,672 for the Vontobel Global Equity Institutional Fund and Vontobel International Equity Institutional Fund, respectively. These amounts are subject to repayment to the Adviser until September 30, 2018.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Effective May 1, 2015 the Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Funds. Prior to May 1, 2015 the Adviser, at its own expense, paid the Distributor $25,000 annually and certain variable fees and reimbursement for certain out-of-pocket expenses incurred on behalf of the Funds.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Funds and Northern Trust. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Funds’ daily net assets, and certain per account and transaction charges. Each Fund is subject to a minimum annual fee of $125,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement between the Funds and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Funds and performing certain regulatory administrative services. The Funds have agreed to pay Beacon Hill a tiered basis-point fee based on the Funds’ daily net assets, subject to an overall Vontobel complex minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

42

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust or the Distributor and receive no compensation from the Funds for serving in their respective roles. Prior to April 1, 2015, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $22,000 and reimbursement for certain expenses. As of April 1, 2015, the Trust pays each Independent Trustee compensation for their services based on an annual retainer of $30,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2015, the aggregate Trustee compensation paid by the Trust was $79,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statement of Operations.

C.   Investment Transactions

For the year ended September 30, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	Cost of Purchases	Proceeds from Sales
Global Emerging Markets Equity Institutional Fund	$504,920,869	$260,305,482
Global Equity Institutional Fund	19,053,518	4,858,554

International Equity Institutional Fund	29,025,545	5,861,181

D.   Federal Income Tax

As of September 30, 2015, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Emerging Markets Equity Institutional Fund	$1,023,426,998	$49,484,032	$(119,599,540)	$(70,115,508)
Global Equity Institutional Fund	14,755,794	493,024	(514,919)	(21,895)
International Equity Institutional Fund	23,688,959	801,094	(958,827)	(157,733)

43

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

The tax character of distributions paid to shareholders during the latest tax year ended September 30, 2015 and 2014 for the Funds were as follows:

Global Emerging Markets Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2015	$17,209,426	$—	$17,209,426	$—	$17,209,426
2014	4,421,004	—	4,421,004	—	4,421,004

Global Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2015	$—	$—	$—	$—	$—

International Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2015	$—	$—	$—	$—	$—

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and investments in certain foreign companies.

For the period subsequent to October 31, 2014, through the fiscal year ended September 30, 2015, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
Global Emerging Markets Equity Institutional Fund	$68,431,883
Global Equity Institutional Fund	—
International Equity Institutional Fund	—

As of the latest tax year ended September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Earnings
Global Emerging Markets Equity Institutional Fund	$11,687,231	$—	$11,687,231	$—	$(85,721,332)	$(70,070,629)	$(144,104,730)
Global Equity Institutional Fund	127,272	—	127,272	—	(86,662)	(21,898)	18,712
International Equity Institutional Fund	304,721	—	304,721	—	(525,893)	(154,441)	(375,613)

44

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

At September 30, 2015, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Global Emerging Markets Equity Institutional Fund	$14,748,364	$2,541,084
Global Equity Institutional Fund	86,662	—
International Equity Institutional Fund	525,893	—

45

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2015

To the Board of Trustees and Shareholders of The Vontobel Funds of the Advisers Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Advisers Investment Trust (comprising the Vontobel Global Emerging Markets Equity Institutional Fund (formerly, the AIT Global Emerging Markets Opportunity Fund), Vontobel Global Equity Institutional Fund (commenced operations on January 2, 2015) and Vontobel International Equity Institutional Fund (commenced operations on January 2, 2015), (the “Funds”), as of September 30, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods indicated therein and the financial highlights for each of the three years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds listed above constituting the Advisers Investment Trust at September 30, 2015, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period indicated therein and the financial highlights for each of three years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
November 23, 2015

46

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2015 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2015:

QDI Percentage
Global Emerging Markets Equity Institutional Fund	100.00%
Global Equity Institutional Fund	0.00
International Equity Institutional Fund	0.00

The Fund intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	Foreign Tax Credit	Foreign Source Income
Global Emerging Markets Equity Institutional Fund	$0.005234	$0.115416
Global Equity Institutional Fund	—	—
International Equity Institutional Fund	0.007447	0.096353

47

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

B.	Summary of Fund Holdings

Vontobel Global Emerging Markets Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Agriculture	13.1%
Banks	10.8
Beverages	11.8
Chemicals	0.5
Commercial Services	2.1
Computers	4.2
Cosmetics/Personal Care	3.0
Diversified Financial Services	6.3
Electric	3.4
Engineering & Construction	0.1
Food	0.8
Healthcare-Services	0.4
Holding Companies-Divers	1.6
Household Products/Wares	2.6
Insurance	1.7
Internet	3.9
Lodging	1.4
Media	3.4
Mining	2.2
Pharmaceuticals	4.3
Real Estate Investment Trust	1.5
Retail	4.9
Semiconductors	2.1
Software	2.6
Telecommunications	4.8
Total	93.5%

5 Largest Equity Positions

Issuer	% of Net Assets
British American Tobacco PLC	5.7%
Housing Development Finance Corp. Ltd.	5.5
HDFC Bank Ltd. - ADR	4.5
ITC Ltd.	4.4
SABMiller PLC	4.0
Total	24.1%

48

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Vontobel Global Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Agriculture	18.4%
Banks	8.8
Beverages	3.1
Biotechnology	3.8
Building Materials	1.7
Commercial Services	6.7
Computers	3.7
Cosmetics/Personal Care	2.4
Diversified Finan Serv	8.9
Food	5.0
Healthcare-Products	2.7
Healthcare-Services	1.3
Household Products/Wares	3.2
Insurance	4.5
Internet	5.5
Media	1.0
Pharmaceuticals	9.0
Pipelines	1.6
Real Estate Investment Trust	1.8
Retail	3.0
Total	96.1%

5 Largest Equity Positions

Issuer	% of Net Assets
British American Tobacco PLC	5.0%
MasterCard, Inc. - Class A	5.0
Philip Morris International, Inc.	4.8
Atria Group, Inc.	4.3
Wells Fargo & Co.	3.7
Total	22.8%

49

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Vontobel International Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Advertising	0.4%
Agriculture	13.4
Apparel	1.0
Banks	7.1
Beverages	4.0
Biotechnology	1.8
Chemicals	1.1
Commercial Services	3.1
Computers	0.6
Cosmetics/Personal Care	5.2
Diversified Finan Serv	4.2
Engineering&Construction	0.9
Entertainment	1.0
Food	5.7
Healthcare-Products	2.1
Healthcare-Services	2.6
Home Builders	1.6
Household Products/Wares	3.6
Internet	3.5
Media	1.2
Pharmaceuticals	9.4
Pipelines	1.9
Real Estate	0.9
Real Estate Investment Trust	0.9
Retail	2.7
Software	1.4
Total	81.3%

5 Largest Equity Positions

Issuer	% of Net Assets
British American Tobacco PLC	5.7%
Roche Holding A.G. (Genusschein)	4.6
Unilever N.V. - CVA	4.5
Housing Development Finance Corp. Ltd., Issued by Macquarie Bank Ltd.	4.1
Reckitt Benckiser Group PLC	4.0
Total	22.9%

50

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2015 and held for the entire period through September 30, 2015.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Vontobel Global Emerging Markets Equity Institutional Fund
	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/15	*Expenses Paid 4/1/15-9/30/15
Actual	0.98%	$1,000.00	$893.80	$4.65
Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96

Vontobel Global Equity Institutional Fund
	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/15	*Expenses Paid 4/1/15-9/30/15
Actual	0.90%	$1,000.00	$976.90	$4.46
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Vontobel International Equity Institutional Fund
	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/15	*Expenses Paid 4/1/15-9/30/15
Actual	0.95%	$1,000.00	$966.60	$4.68
Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81

51

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

E.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	12	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	12	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	12	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

[2]	The Trust consists of the various series of Advisers Investment Trust.

53

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to present; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to present	12	None
Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to present	12	None
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to present	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present	N/A	N/A
Lori Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A

54

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services 2008 to present	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A
Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President, Citi Fund Services 1987 to 2013	N/A	N/A

[1]	The mailing address of each officer is 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

[2]	The Trust consists of the various series of Advisers Investment Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

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Investment Adviser
Vontobel Asset Management, Inc.
1540 Broadway
38th Floor
New York, NY 10036

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, Inc.
325 John H. McConnell Boulevard, Suite 150
Columbus, Ohio 43215

For Additional Information, call
866-252-5393 (toll free) or 312-630-6583

ANNUAL REPORT

SEPTEMBER 30, 2015

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

September 30, 2015

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ADVISERS INVESTMENT TRUST
JOHCM FUNDS
SHAREHOLDER LETTER
September 30, 2015

Dear Shareholder:

We are pleased to present the September 2015 Annual Report for the JOHCM Funds (the “Funds”), each a series of the Advisers Investment Trust. This report contains the results of operations during the year ended September 30, 2015.

We appreciate the trust and confidence you have placed in us by choosing the Funds and the Investment Adviser, J O Hambro Capital Management Limited, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina Tantra	Helen Vaughan
President and Trustee	Chief Operating Officer
Advisers Investment Trust	J O Hambro Capital Management Limited

i

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM Asia Ex-Japan Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 28, 2014 to September 30, 2015

Average Annual Total Returns as of September 30, 2015

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	–1.99%	–0.48%	1.73%	1.29%
Fund Class I Shares	–2.00%	–0.50%	1.83%	1.39%
Fund Class II Shares	–2.31%	–0.73%	1.98%	1.54%
MSCI AC Asia ex Japan Index	–12.40%	–4.68%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on March 28, 2014. Class I and II Shares commenced operations on June 26, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

*  Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex Japan Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM Asia Ex-Japan Equity Fund is to achieve long-term capital appreciation through investment, both direct and indirect, in a diversified portfolio of Asia ex-Japan equity securities. The Fund aims to achieve its investment objective primarily through investment in equity securities of companies domiciled or exercising the predominant part of their economic activities in Asia ex-Japan.

The investment process is focused on identifying and owning quality, long-term, sustainable growth companies; meaning businesses which can sustainably grow over economic and liquidity cycles. The Fund will generally invest in stocks of companies from the consumer, telecoms, infrastructure, internet or brand ownership sectors, which have market capitalisation of greater than US$500 million.

Performance

The Fund’s Institutional share class returned –1.99% for the 12-month period to September 30, 2015 versus a return of –12.40% achieved by its benchmark, the MSCI AC Asia ex Japan Index, for the same period.

The Fund’s significant relative outperformance was in part due to country preference. This included being heavily overweight the Indian market, which outperformed the rest of Asia as share prices were buoyed by hopes of economic reform and an upturn in the earnings cycle, and having no exposure to Malaysia. It was stock selection in India that was by far the largest driver of outperformance, however, Indian stocks Amara Raja Batteries, Glenmark Pharmaceutical, Ramco Systems, Indiabulls Housing Finance and Asian Paints were among the best individual performers within the portfolio. The fund manager’s investment style also flourished. The strategy invests in companies with good long-term growth prospects and which can deliver consistently high return on capital. This approach worked well in markets characterised by slowing growth and declining confidence. The fund manager also used cash to protect the value of clients’ investments; the cash weight rose with a view to moving swiftly to capitalise on good investment opportunities as share prices fell.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

iii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on November 20, 2012 to September 30, 2015

Average Annual Total Returns as of September 30, 2015

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	–12.10%	–1.32%	1.56%	1.29%
Fund Class I Shares	–12.23%	–1.37%	1.66%	1.39%
Fund Class II Shares	–12.18%	–1.51%	1.81%	1.54%
MSCI Emerging Markets Index	–19.28%	–4.81%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on November 21, 2012. Class II Shares commenced operations on December 18, 2013. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares, the share class most similar to Class II. The performance of Class II Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

iv

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To achieve its investment objective of long-term capital appreciation, the JOHCM Emerging Markets Opportunities Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned –12.10% for the 12-month period to September 30, 2015 versus a return of –19.28% achieved by its benchmark, the MSCI Emerging Markets Index, for the same period.

There was a wide spread of country returns across emerging equity markets over the course of the financial year in what was a very challenging time for the asset class. Structural growth stories like India, where share prices were buoyed by hopes of economic reform and an upturn in the earnings cycle, outperformed markets reliant on external financing, such as Brazil and Turkey, by a large margin. This played to the strengths of the top-down JOHCM Emerging Markets Opportunities strategy, with the fund managers’ country allocation calls driving the Fund’s material outperformance, in particular a decision to limit exposure to the poor-performing Brazilian market, being overweight Chinese/Hong Kong ‘H’ shares, and an above-index weighting in India.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

v

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM Emerging Markets Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on December 17, 2014 to September 30, 2015

Cumulative Total Returns as of September 30, 2015

	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	–0.90%	3.16%	1.54%
Fund Class I Shares	–0.90%	3.26%	1.64%
MSCI Emerging Markets Small Cap Index	–6.82%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on December 17, 2014.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Small Cap Index. The Index includes small cap representation across 23 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

vi

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund is to seek long-term capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

Performance

The Fund’s Institutional share class returned –0.90% for the period from its launch on December 17, 2014 to September 30, 2015, versus a return of –6.82% achieved by its benchmark, the MSCI Emerging Markets Small Cap Index, for the same period.

Stock selection across a number of sectors underpinned the Fund’s significant outperformance. Consumer discretionary, information technology, healthcare and materials were the standout sectors for the portfolio, with stock winners including Tung Thih Electronic Tung in Taiwan, which benefited from growth in smart car components and new contracts from General Motors. By country, Taiwan, Brazil, China, Mexico and Thailand were markets where stock picking was its most rewarding.

Looking ahead, the fund managers continue to be optimistic on emerging markets (EM) small cap equities for the remainder of 2015, as they believe EM currencies are oversold and may be due a rebound. The delay in US interest rate rises will also help the asset class, while China should benefit from government stimulus.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

vii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 21, 2013 to September 30, 2015

Average Annual Total Returns as of September 30, 2015

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	–10.90%	8.56%	1.50%	1.08%
Fund Class I Shares	–10.93%	8.51%	1.60%	1.18%
MSCI ACWI	–6.65%	4.76%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on March 22, 2013.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

viii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To achieve its investment objective of long-term capital appreciation, the JOHCM Global Equity Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned –10.90% for the 12-month period to September 30, 2015 versus a return of –6.65% achieved by its benchmark, the MSCI AC World Index, for the same period.

The portfolio benefited in the early part of the financial year in review from the strength of the technology and healthcare sectors. These trends persisted into early 2015, but technology stocks struggled in the second half of the 2015 financial year, in part due to concerns over weakening global growth including a slowing Chinese economy. To that end, the marked weakness in the portfolio’s technology stocks, particularly within semiconductor names such as Inotera Memories, accounted for the Fund’s sizeable underperformance over the year, overshadowing robust stock picking in energy and financials. Sector exposures proved favourable, notably a very large overweight position in healthcare and limited exposure to the extremely poor-performing energy sector, which was hit by a sharp fall in oil prices.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ix

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM International Select Fund

Value of a hypothetical $25,000 investment in the Fund Class I Shares from inception on July 29, 2009 to September 30, 2015

Average Annual Total Returns as of September 30, 2015

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Class I Shares	–5.53%	9.04%	10.62%	1.09%	1.05%
Fund Class II Shares	–5.77%	8.83%	10.40%	1.34%	1.30%
MSCI EAFE Index	–8.65%	3.98%	5.75%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

While Class I Shares of the Fund commenced operations on July 29, 2009, Class I Shares began investing consistent with its investment objective on July 30, 2009. Class II Shares commenced operations on March 31, 2010. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares. The performance of Class II Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

x

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To achieve its investment objective of long-term capital appreciation, the JOHCM International Select Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Class I shares returned –5.53% for the 12-month period to September 30, 2015 versus a return of –8.65% achieved by its benchmark, the MSCI EAFE Index, for the same period.

The portfolio benefited in the early part of the financial year in review from the strength of the technology and healthcare sectors. These trends persisted into early 2015, but technology stocks struggled in the second half of the 2015 financial year, in part due to concerns over weakening global growth and a slowing Chinese economy, as did some emerging market consumer discretionary stocks, also a portfolio overweight. As a result, some of the performance gains for the Fund unwound, but it still finished the financial year materially ahead of its benchmark, courtesy of positive sector effects (zero exposure to poor-performing energy stocks and being overweight technology and healthcare) and positive stock selection in financials, healthcare and materials.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations. The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xi

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM International Small Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 1, 2013 to September 30, 2015

Average Annual Total Returns as of September 30, 2015

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	–3.58%	–0.86%	1.73%	1.24%
Fund Class I Shares	–3.72%	–0.89%	1.83%	1.34%
Fund Class II Shares	–3.87%	–1.13%	1.98%	1.49%
MSCI ACWI ex USA Small Cap Index	–6.41%	–1.24%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on October 1, 2013. Class II Shares commenced operations on November 18, 2013 and Class I Shares commenced operations on January 2, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Small Cap Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the small cap equity market performance of developed and emerging markets, excluding the US. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

xii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Small Cap Equity Fund is to seek long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70–80 investments across 12 countries.

The Fund may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund will generally initiate the sale of securities whose market capitalization grows to exceed $3 billion.

Performance

The Fund’s Institutional share class returned –3.58% for the 12-month period to September 30, 2015 versus a return of –6.41% achieved by its benchmark, the MSCI AC World ex USA Small Cap Index, for the same period.

From a sector perspective, the Fund’s relative outperformance was largely attributable to having zero exposure to the very poor-performing energy sector (down over 50% within the context of the MSCI AC World ex USA Small Cap Index), which was hit by a sharp fall in oil prices. Elsewhere, a large overweight position in consumer staples was a tailwind as investors were attracted by the sector’s perceived defensive qualities in poor market conditions. Stock picking within the industrials sector was a clear negative, with Bradken and Coastal Contracts being the two weakest individual holdings overall for the Fund.

From a regional angle, overall country allocations, a function of the bottom-up investment process, were positive. In particular, an underweight exposure to the North American market and being significantly overweight continental European stocks aided relative returns. Stock selection was robust in Japan and North America, but the Fund’s stock picks in Emerging Asia weighed on performance.

Risk Considerations

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xiii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

JOHCM US Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 31, 2014 to September 30, 2015

Cumulative Total Returns as of September 30, 2015

	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	–2.40%	2.71%	0.99%
Fund Class I Shares	–2.40%	2.81%	1.09%
Russell 2500 Index	–3.87%	—	—

Data as at September 30, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on October 31, 2014.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Russell 2500 Index. The Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

xiv

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM US Small Mid Cap Equity Fund is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in U.S. equity securities with small and medium market capitalizations. Equity securities consist of common and preferred stock, rights and warrants. Small and medium capitalization companies generally are defined as companies with market capitalizations, at the time of purchase, below US $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase.

Performance

The Fund’s Institutional share class returned –2.40% for the 11-month period from its launch on October 31, 2014 to September 30, 2015, versus a return of –3.87% achieved by its benchmark, the Russell 2500 Index, for the same period.

Stock selection accounted for the Fund’s outperformance over the 11-month period, with the information technology, consumer staples and consumer discretionary sectors being areas of good stock picking, although industrials and healthcare names served as a modest performance headwind. Individual stocks that made strong positive contributions included Biomarin Pharmaceutical and Molina Healthcare and Imperva in technology, while the share price of Helmerich & Payne, a specialist contract oil drilling company and technological leader in land-based horizontal drilling, struggled as oil prices dropped.

Broad investment themes help to frame the team’s research efforts and influence the investable universe, although the investment process is ultimately driven by a bottom-up perspective that identifies companies with strong fundamentals and upside potential. Current themes include the digitisation of cash, consolidation among regional banks, increased appetite for organic and healthy food within the US, expansion of healthcare coverage generating growth opportunities for healthcare plan providers, and a resurgent US housing market.

Risk Considerations

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility. The Fund may invest in American Depositary Receipts (“ADRs”) of foreign companies. Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xv

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ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EqUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	80.7%
China	10.5%
AAC Technologies Holdings, Inc.		625,675	$3,913,669
Beijing Capital International Airport Co. Ltd. - Class H		4,830,152	4,509,806
BYD Electronic International Co. Ltd.(a)		1,882,000	1,185,050
Sinotruk Hong Kong Ltd.		1,223,511	440,947
Tencent Holdings Ltd.		390,400	6,565,956
			16,615,428
Hong Kong	17.4%
China Mobile Ltd.		758,500	9,052,770
China Traditional Chinese Medicine Co. Ltd.(a)		7,476,064	5,661,742
CK Hutchison Holdings Ltd.		353,616	4,605,078
Johnson Electric Holdings Ltd.		853,525	2,814,275
L’Occitane International S.A.		1,848,314	3,868,223
Sands China Ltd.		466,000	1,417,336
			27,419,424
India	27.5%
Amara Raja Batteries Ltd.		337,235	5,310,136
Asian Paints Ltd.		370,277	4,758,849
Bajaj Auto Ltd.		110,905	3,915,083
Cummins India Ltd.		195,888	3,276,108
Dr. Reddy’s Laboratories Ltd.		66,294	4,206,411
Emami Ltd.		258,568	4,549,647
Glenmark Pharmaceuticals Ltd.		308,343	4,947,366
Indiabulls Housing Finance Ltd.		35,642	435,719
Infosys Ltd. - ADR		173,639	3,314,768
Ramco Systems Ltd.(a)		353,494	4,109,348
Zee Entertainment Enterprises Ltd.		774,975	4,647,066
			43,470,501
Indonesia	3.9%
AKR Corporindo Tbk PT		9,368,389	3,754,024
Indofood CBP Sukses Makmur Tbk PT		2,766,026	2,351,006
			6,105,030
Philippines	2.9%
Emperador, Inc.		14,532,770	2,176,731
Universal Robina Corp.		588,338	2,421,585
			4,598,316
Singapore	0.2%
ARA Asset Management Ltd.		409,479	379,863
South Korea	3.7%
KT&G Corp.		39,430	3,717,520
Samsung Fire & Marine Insurance Co. Ltd.		9,127	2,141,755
			5,859,275

See Notes to Financial Statements.

1

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EqUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Taiwan	14.6%
Delta Electronics, Inc.		804,441	$3,792,125
Giant Manufacturing Co. Ltd.		544,402	3,965,961
King Slide Works Co. Ltd.		339,848	4,652,506
Largan Precision Co. Ltd.		18,000	1,413,111
Makalot Industrial Co. Ltd.		315,132	2,596,209
MediaTek, Inc.		64,704	482,861
PChome Online, Inc.		499,479	5,777,709
Taiwan Paiho Ltd.		141,970	389,497
			23,069,979
TOTAL COMMON STOCKS (Cost $138,169,750)			127,517,816
TOTAL INVESTMENTS (Cost $138,169,750)	80.7%		127,517,816
NET OTHER ASSETS (LIABILITIES)	19.3%		30,444,458
NET ASSETS	100.0%		$157,962,274

(a) Non-income producing security.

At September 30, 2015 the industry sectors for the JOHCM Asia Ex-Japan Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	13.2%
Consumer Staples	9.6
Financials	1.9
Health Care	9.4
Industrials	18.6
Information Technology	19.3
Materials	3.0
Telecommunication Services	5.7
Total	80.7%

See Notes to Financial Statements.

2

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Pharmaceuticals	12.3%
Internet	7.8
Electrical Components & Equipments	7.5
Telecommunications	6.5
Computers	5.0
Leisure Time	5.0
Food	3.0
Chemicals	3.0
Media	2.9
Retail	2.9
Engineering & Construction	2.9
Software	2.6
Electronics	2.5
Cosmetics/Personal Care	2.4
Distribution/Wholesale	2.4
Agriculture	2.4
Machinery-Diversified	2.1
Apparel	1.6
Beverages	1.4
Insurance	1.4
Lodging	0.9
Miscellaneous Manufacturing	0.9
Diversified Financial Services	0.5
Semiconductors	0.3
Auto Manufacturers	0.3
Textiles	0.2
Total	80.7%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
China Mobile Ltd.	5.7%
Tencent Holdings Ltd.	4.1
PChome Online, Inc.	3.7
China Traditional Chinese Medicine Co. Ltd.	3.6
Amara Raja Batteries Ltd.	3.4
Total	20.5%

See Notes to Financial Statements.

3

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARkETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	85.8%
Brazil	2.3%
BRF S.A.		73,729	$1,312,784
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.		10,875	125,524
			1,438,308
China	17.6%
Alibaba Group Holding Ltd. - ADR(a)		9,800	577,906
Baidu, Inc. - ADR(a)		3,637	499,760
China Construction Bank Corp. - Class H		2,820,249	1,889,136
China Life Insurance Co. Ltd. - Class H		426,712	1,489,478
China Petroleum & Chemical Corp. - ADR		2,621	161,296
China Petroleum & Chemical Corp. - Class H		1,523,067	936,706
CNOOC Ltd.		195,000	201,594
CNOOC Ltd. - ADR		3,220	331,918
Huaneng Power International, Inc. - ADR		2,661	112,560
Huaneng Power International, Inc. - Class H		1,275,309	1,383,778
Industrial & Commercial Bank of China Ltd. - Class H		2,802,990	1,625,058
Lenovo Group Ltd.		827,387	702,534
PICC Property & Casualty Co. Ltd. - Class H		393,031	770,677
Tencent Holdings Ltd.		12,405	208,634
Xinyi Solar Holdings Ltd.		776,318	267,302
			11,158,337
Greece	0.1%
Piraeus Bank S.A.(a)		440,057	38,722
Hong Kong	11.9%
China Mobile Ltd.		159,173	1,899,745
China Mobile Ltd. - ADR		18,515	1,101,643
China Overseas Land & Investment Ltd.		542,837	1,656,621
China Resources Land Ltd.		280,304	662,836
Haier Electronics Group Co. Ltd.		788,000	1,320,382
Johnson Electric Holdings Ltd.		260,808	859,946
			7,501,173
India	6.5%
HDFC Bank Ltd. - ADR		21,109	1,289,549
ICICI Bank Ltd. - ADR		195,509	1,638,365
Tata Motors Ltd. - ADR(a)		52,698	1,185,705
			4,113,619
Jersey	1.5%
Randgold Resources Ltd.		16,152	950,735
Russia	4.1%
M.Video PAO		197,928	623,361
MegaFon PJSC - REG - GDR		55,944	685,077

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARkETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
MMC Norilsk Nickel PJSC - ADR		46,473	$667,830
Yandex N.V. - Class A(a)		55,571	596,277
			2,572,545
South Africa	6.3%
Naspers Ltd. - Class N		31,766	3,985,785
South Korea	17.5%
Hyundai Motor Co.		3,359	467,193
LG Household & Health Care Ltd.		2,548	1,840,614
NAVER Corp.		1,471	638,924
Samsung Electronics Co. Ltd.		5,385	5,178,737
Samsung Electronics Co. Ltd. - GDR		462	218,694
SK Hynix, Inc.		65,091	1,860,129
Youngone Corp.		16,895	868,693
			11,072,984
Taiwan	16.3%
Cathay Financial Holding Co. Ltd.		1,326,261	1,814,652
Cleanaway Co. Ltd.		89,000	398,071
Fubon Financial Holding Co. Ltd.		550,060	859,213
Largan Precision Co. Ltd.		14,626	1,148,231
MediaTek, Inc.		125,670	937,826
Novatek Microelectronics Corp.		222,755	699,292
Phison Electronics Corp.		112,006	709,267
Shin Kong Financial Holding Co. Ltd.		3,744,620	891,752
Taiwan Semiconductor Manufacturing Co. Ltd.		355,000	1,416,629
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		38,274	794,185
Yungtay Engineering Co. Ltd.		409,546	650,335
			10,319,453
Thailand	1.7%
PTT Global Chemical PCL		78,900	117,239
PTT Global Chemical PCL - REG		640,946	949,190
			1,066,429
TOTAL COMMON STOCKS (Cost $65,286,403)			54,218,090
EQUITY-LINKED SECURITIES	7.1%
India	7.1%
Axis Bank Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 8/17/17		183,591	1,391,275
ITC Ltd., Issued by Merrill Lynch International & Co., Maturity Date 5/22/18		313,155	1,576,838
Reliance Industries Ltd., Issued by Merrill Lynch International & Co., Maturity Date 5/29/18(b)		73,618	969,457
Tata Consultancy Services Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 1/30/17		14,491	572,002
			4,509,572
TOTAL EQUITY-LINKED SECURITIES (Cost $4,958,887)			4,509,572

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	1.9%
South Korea	1.9%
Hyundai Motor Co. - REG - GDR		887	$40,481
Hyundai Motor Co. Ltd.		12,705	1,188,866
			1,229,347
TOTAL PREFERRED STOCKS (Cost $1,627,558)			1,229,347
TOTAL INVESTMENTS
(Cost $71,872,848)	94.8%		59,957,009
NET OTHER ASSETS (LIABILITIES)	5.2%		3,257,063
NET ASSETS	100.0%		$63,214,072

(a)	Non-income producing security.

(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

At September 30, 2015 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	15.3%
Consumer Staples	7.5
Energy	4.1
Financials	25.3
Industrials	3.2
Information Technology	26.9
Materials	4.3
Telecommunication Services	5.8
Utilities	2.4
Total	94.8%

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Semiconductors	18.7%
Banks	12.4
Insurance	7.8
Media	6.3
Telecommunications	5.8
Auto Manufacturers	4.6
Oil & Gas	4.1
Internet	4.0
Real Estate	3.7
Cosmetics/Personal Care	2.9
Mining	2.6
Agriculture	2.5
Electric	2.4
Home Furnishings	2.1
Food	2.1
Computers	2.0
Miscellaneous Manufacturing	1.8
Chemicals	1.7
Diversified Financial Services	1.5
Apparel	1.4
Electrical Components & Equipments	1.4
Machinery-Diversified	1.0
Retail	1.0
Environmental Control	0.6
Energy-Alternate Sources	0.4
Total	94.8%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Samsung Electronics Co. Ltd.	8.2%
Naspers Ltd. - Class N	6.3
China Mobile Ltd.	3.0
China Construction Bank Corp. - Class H	3.0
SK Hynix, Inc.	2.9
Total	23.4%

See Notes to Financial Statements.

7

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	86.1%
Argentina	0.4%
Cresud SACIF y A - ADR(a)		2,225	$21,760
Belgium	0.5%
KBC Ancora		663	25,579
Brazil	2.0%
Lojas Renner S.A.		10,000	46,412
Qualicorp S.A.		3,700	13,850
SLC Agricola S.A.		4,600	20,769
TOTVS S.A.		2,900	22,047
			103,078
Canada	0.4%
Bankers Petroleum Ltd.(a)		14,647	19,098
Cayman Islands	0.7%
Chlitina Holding Ltd.		5,000	36,746
Chile	1.5%
Cia Cervecerias Unidas S.A. - ADR		1,636	36,238
Vina Concha y Toro S.A.		25,133	41,662
			77,900
China	13.2%
Bank of Chongqing Co. Ltd. - Class H		82,000	56,821
BYD Electronic International Co. Ltd.(a)		38,000	23,928
Cosmo Lady China Holdings Co. Ltd.(b)		55,000	58,274
Fufeng Group Ltd.		100,000	41,059
Geely Automobile Holdings Ltd.		125,000	60,274
Haichang Ocean Park Holdings Ltd.(a)(b)		254,639	49,982
Kingdee International Software Group Co. Ltd.		66,000	25,147
Maanshan Iron & Steel Co. Ltd. - Class H(a)		136,000	29,597
Nanjing Sinolife United Co. Ltd. - Class H		92,000	33,951
Silergy Corp.		8,053	79,165
SINA Corp.(a)		649	26,038
Sinosoft Technology Group Ltd.		84,000	42,455
Sunac China Holdings Ltd.		23,000	12,145
Sunny Optical Technology Group Co. Ltd.		29,000	58,095
Xinyi Solar Holdings Ltd.		206,000	70,930
			667,861
Germany	0.3%
UNIWHEELS A.G.(a)		540	16,513
Greece	0.4%
Hellenic Telecommunications Organization S.A.		2,467	21,560

See Notes to Financial Statements.

8

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Hong Kong	9.3%
China Everbright Ltd.		34,000	$78,275
China Traditional Chinese Medicine Co. Ltd.(a)		108,000	81,790
China Travel International Investment Hong Kong Ltd.		124,000	45,550
EVA Precision Industrial Holdings Ltd.		136,000	26,750
Guotai Junan International Holdings Ltd.		212,000	61,001
Man Wah Holdings Ltd.		40,400	39,683
Shenzhen International Holdings Ltd.		36,000	49,666
Wasion Group Holdings Ltd.		84,000	87,337
			470,052
Hungary	1.6%
Magyar Telekom Telecommunications PLC(a)		32,488	45,217
Richter Gedeon Nyrt.		2,317	36,846
			82,063
India	2.0%
WNS Holdings Ltd. - ADR(a)		3,593	100,424
Indonesia	0.3%
Panin Financial Tbk PT(a)		1,056,854	13,886
Jersey	0.9%
Centamin PLC		47,147	43,547
Malaysia	2.7%
Berjaya Auto Bhd.		77,680	34,886
Karex Bhd.		83,900	62,170
Top Glove Corp. Bhd.		21,200	39,003
			136,059
Mexico	4.9%
Alsea S.A.B. de C.V.		4,500	13,368
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR(a)		5,967	89,028
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(a)		7,155	35,477
Grupo Herdez S.A.B. de C.V.		8,640	22,851
Industrias Bachoco S.A.B. de C.V. - ADR		399	24,379
Megacable Holdings S.A.B. de C.V. - CPO		17,124	62,287
			247,390
Peru	0.4%
Cia de Minas Buenaventura S.A.A. - ADR		3,700	22,052
Philippines	1.8%
Robinsons Land Corp.		92,400	56,327
Security Bank Corp.		11,470	33,732
			90,059
Poland	3.0%
AmRest Holdings S.E.(a)		1,238	53,460
CCC S.A.		773	33,401
Eurocash S.A.		5,345	62,945
			149,806

See Notes to Financial Statements.

9

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Romania	1.2%
BRD-Groupe Societe Generale(a)		23,780	$62,630
Russia	0.6%
Yandex N.V. - Class A(a)		2,800	30,044
South Africa	0.9%
DataTec Ltd.		10,301	46,151
South Korea	13.5%
Hanwha Techwin Co. Ltd.(a)		2,457	64,493
Hyundai Development Co. - Engineering & Construction		1,313	60,779
HyVision System, Inc.		2,752	26,123
Iljin Display Co. Ltd.		4,511	28,820
i-SENS, Inc.(a)		1,746	55,355
KONA I Co. Ltd.		1,518	56,533
Korea Aerospace Industries Ltd.		620	35,725
Korea Investment Holdings Co. Ltd.		972	49,908
MDS Technology Co. Ltd.		3,565	75,791
OCI Materials Co. Ltd.		695	53,699
S&T Motiv Co. Ltd.		1,160	64,679
SIMMTECH Co. Ltd.(a)		2,974	26,220
Value Added Technologies Co. Ltd.		884	29,332
Vieworks Co. Ltd.		915	25,762
Woongjin Thinkbig Co. Ltd.(a)		4,408	30,952
			684,171
Switzerland	1.2%
Luxoft Holding, Inc.(a)		997	63,100
Taiwan	15.2%
ASPEED Technology, Inc.		6,666	59,662
Chipbond Technology Corp.		32,000	46,807
Compeq Manufacturing Co. Ltd.		72,000	51,881
Gigasolar Materials Corp.		1,000	15,453
LuxNet Corp.		24,499	56,627
Macauto Industrial Co. Ltd.		18,000	84,292
Makalot Industrial Co. Ltd.		8,349	68,783
PChome Online, Inc.		3,208	37,108
SCI Pharmtech, Inc.		16,000	35,909
Silicon Motion Technology Corp. - ADR		2,565	70,050
Taiwan FU Hsing Industrial Co. Ltd.		8,000	11,844
Toung Loong Textile Manufacturing Co.		7,000	25,665
Tung Thih Electronic Co. Ltd.		16,000	110,722
XAC Automation Corp.		30,000	66,308
Yeong Guan Energy Technology Group Co. Ltd.		5,000	26,397
			767,508

See Notes to Financial Statements.

10

ADVISERS INVESTMENT TRUST JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2015

	Percentage of Net Assets	Shares	Value
Thailand	2.9%
Beauty Community PCL - REG		680,600	$85,134
Plan B Media PCL - REG(a)		112,500	17,823
Srisawad Power 1979 PCL - REG		40,804	41,315
			144,272
Turkey	1.7%
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret A.S.		34,461	45,369
Turk Hava Yollari A.O.(a)		15,137	39,907
			85,276
Ukraine	0.5%
Kernel Holding S.A.		1,933	22,927
United Arab Emirates	1.1%
NMC Health PLC		4,483	56,593
United States	1.0%
Bizlink Holding, Inc.		11,000	48,178
TOTAL COMMON STOCKS (Cost $4,639,837)			4,356,283
EQUITY-LINKED SECURITIES	12.9%
China	2.7%
Henan Pinggao Electric Co. Ltd., Issued by Deutsche Bank A.G.
London, Maturity Date 1/21/25		9,829	34,912
Huangshan Tourism Development Co. Ltd., Issued by Standard
Chartered Bank, Maturity Date 12/9/19		16,685	50,935
Shanghai Jahwa United Co. Ltd., Issued by CLSA Global Markets
Pte Ltd., Maturity Date 3/20/20		9,787	53,052
			138,899
India	10.2%
Dish TV India Ltd., Issued by Deutsche Bank A.G. London,
Maturity Date 4/19/17(a)		28,534	46,394
Fortis Healthcare Ltd., Issued by Deutsche Bank A.G. London,
Maturity Date 7/24/20(a)		41,388	106,898
Glenmark Pharmaceuticals Ltd., Issued by CLSA Global Markets
Pte Ltd., Maturity Date 11/25/19		1,915	30,726
Glenmark Pharmaceuticals Ltd., Issued by Standard
Chartered Bank, Maturity Date 7/13/19		4,961	79,599
LIC Housing Finance Ltd., Issued by Standard Chartered Bank,
Maturity Date 3/8/18		6,873	49,450
Mahindra CIE Automotive Ltd., Issued by CLSA Global Markets
Pte Ltd., Maturity Date 7/3/20(a)(b)		19,083	74,665
Prestige Estates Projects Ltd., Issued by Deutsche Bank A.G.
London, Maturity Date 10/23/20		9,342	30,760
SKS Microfinance Ltd., Issued by Merrill Lynch International &
Co., Maturity Date 11/5/18(a)		4,127	25,544

See Notes to Financial Statements.

11

ADVISERS INVESTMENT TRUST JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2015

	Percentage of Net Assets	Shares	Value
SKS Microfinance Ltd., Issued by Standard Chartered Bank,
Maturity Date 12/19/19(a)(b)		8,717	$53,954
Voltas Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 5/28/20		4,537	18,592
			516,582
TOTAL EQUITY-LINKED SECURITIES (Cost $645,638)			655,481
PREFERRED STOCKS	0.8%
Brazil	0.8%
Suzano Papel e Celulose S.A. - Class A		8,024	39,042
TOTAL PREFERRED STOCKS (Cost $35,186)			39,042
TOTAL INVESTMENTS
(Cost $5,320,661)	99.8%		5,050,806
NET OTHER ASSETS (LIABILITIES)	0.2%		11,596
NET ASSETS	100.0%		$5,062,402

(a)	Non-income producing security.
(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

At September 30, 2015 the industry sectors for the JOHCM Emerging Markets Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	24.1%
Consumer Staples	8.3
Energy	0.4
Financials	13.3
Health Care	11.7
Industrials	10.2
Information Technology	25.5
Materials	5.0
Telecommunication Services	1.3
Total	99.8%

See Notes to Financial Statements.

12

ADVISERS INVESTMENT TRUST JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2015

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Electronics	8.2%
Diversified Financial Services	7.1
Auto Parts & Equipment	6.9
Computers	5.3
Pharmaceuticals	5.2
Retail	5.0
Semiconductors	4.5
Miscellaneous Manufacturing	4.2
Internet	3.3
Healthcare-Services	3.2
Banks	3.0
Apparel	3.0
Media	2.8
Airlines	2.5
Cosmetics/Personal Care	2.4
Real Estate	2.4
Engineering & Construction	2.3
Healthcare-Products	2.2
Food	2.2
Aerospace/Defense	2.0
Leisure Time	1.9
Telecommunications	1.8
Software	1.8
Chemicals	1.7
Energy-Alternate Sources	1.7
Beverages	1.5
Mining	1.3
Commercial Services	1.3
Auto Manufacturers	1.2
Market Exposure (Unaudited), continued
Equity and Equity-Linked Securities	% of Net Assets
Iron/Steel	1.1
Distribution/Wholesale	1.1
Entertainment	1.0
Agriculture	0.9
Forest Products & Paper	0.8
Electrical Component & Equipment	0.7
Metal Fabricate/Hardware	0.5
Investment Companies	0.5
Oil & Gas	0.4
Advertising	0.4
Insurance	0.3
Office Furnishings	0.2
Total	99.8%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Tung Thih Electronic Co. Ltd.	2.2%
Fortis Healthcare Ltd., Issued by
Deutsche Bank A.G. London, Maturity
Date 7/24/20	2.1
WNS Holdings Ltd. - ADR	2.0
Controladora Vuela Cia de Aviacion
S.A.B. de C.V. - ADR	1.8
Wasion Group Holdings Ltd.	1.7
Total	9.8%

See Notes to Financial Statements.

13

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	90.4%
Australia	3.3%
Newcrest Mining Ltd.(a)		805,085	$7,286,650
Canada	1.5%
Concordia Healthcare Corp.		78,915	3,358,622
China	3.1%
Tencent Holdings Ltd.		418,735	7,042,509
Hong Kong	3.5%
China Mobile Ltd.		655,496	7,823,408
Ireland	8.3%
Endo International PLC(a)		89,404	6,193,909
Jazz Pharmaceuticals PLC(a)		40,692	5,404,305
Shire PLC		103,042	7,033,033
			18,631,247
Japan	11.7%
FANUC Corp.		41,488	6,396,172
Japan Exchange Group, Inc.		463,512	6,799,956
Nintendo Co. Ltd.		35,741	6,038,148
Sony Corp.		280,659	6,862,516
			26,096,792
Netherlands	3.5%
NXP Semiconductors N.V.(a)		89,356	7,780,227
Singapore	3.6%
Avago Technologies Ltd.		64,767	8,096,523
Switzerland	6.4%
Actelion Ltd. - REG(a)		54,026	6,872,515
Novartis A.G. - REG		80,259	7,393,037
			14,265,552
United Kingdom	3.2%
Reckitt Benckiser Group PLC		79,868	7,249,708
United States	42.3%
Allergan PLC(a)		23,841	6,480,222
Celgene Corp.(a)		62,229	6,731,311
Edgewell Personal Care Co.		83,499	6,813,519
Facebook, Inc. - Class A(a)		86,662	7,790,914
Gilead Sciences, Inc.		69,884	6,861,910
Google, Inc. - Class C(a)		12,555	7,638,713
International Flavors & Fragrances, Inc.		69,910	7,218,907
McCormick & Co., Inc. (Non Voting)		90,100	7,404,418
Mylan N.V.(a)		151,164	6,085,863
Priceline Group (The), Inc.(a)		5,698	7,047,628
Qorvo, Inc.(a)		112,843	5,083,577
Valeant Pharmaceuticals International, Inc.(a)		31,716	5,657,500

See Notes to Financial Statements.

14

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Valero Energy Corp.		111,314	$6,689,971
Walgreens Boots Alliance, Inc.		87,154	7,242,497
			94,746,950
TOTAL COMMON STOCKS (Cost $214,370,423)			202,378,188
TOTAL INVESTMENTS
(Cost $214,370,423)	90.4%		202,378,188
NET OTHER ASSETS (LIABILITIES)	9.6%		21,506,815
NET ASSETS	100.0%		$223,885,003

(a) Non-income producing security.

At September 30, 2015 the industry sectors for the JOHCM Global Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	6.2%
Consumer Staples	12.8
Energy	3.0
Financials	3.0
Health Care	30.4
Industrials	2.9
Information Technology	22.1
Materials	6.5
Telecommunication Services	3.5
Total	90.4%

See Notes to Financial Statements.

15

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Pharmaceuticals	22.8%
Internet	13.2
Semiconductors	9.4
Biotechnology	7.6
Telecommunications	3.5
Food	3.3
Mining	3.3
Household Products/Wares	3.2
Retail	3.2
Chemicals	3.2
Home Furnishings	3.1
Cosmetics/Personal Care	3.0
Diversified Financial Services	3.0
Oil & Gas	3.0
Machinery-Diversified	2.9
Toys/Games/Hobbies	2.7
Total	90.4%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Avago Technologies Ltd.	3.6%
China Mobile Ltd.	3.5
Facebook, Inc. - Class A	3.5
NXP Semiconductors N.V.	3.5
Google, Inc. - Class C	3.4
Total	17.5%

See Notes to Financial Statements.

16

ADVISERS INVESTMENT TRUST JOHCM INTERNATIONAL SELECT FUND SCHEDULE OF INVESTMENTS September 30, 2015

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	92.9%
Australia	3.3%
Newcrest Mining Ltd.(a)		10,782,562	$97,590,636
Canada	2.5%
Valeant Pharmaceuticals International, Inc.(a)		411,066	73,372,740
China	3.0%
Tencent Holdings Ltd.		5,379,893	90,481,917
France	3.3%
L’Oreal S.A.		570,633	99,225,647
Germany	9.3%
GEA Group A.G.		2,313,588	87,928,969
Henkel A.G. & Co. KGaA		1,056,013	93,242,127
Symrise A.G.		1,608,848	96,641,896
			277,812,992
Hong Kong	3.4%
China Mobile Ltd.		8,420,708	100,501,955
Ireland	8.1%
Endo International PLC(a)		1,195,734	82,840,451
Jazz Pharmaceuticals PLC(a)		544,281	72,285,960
Shire PLC		1,259,017	85,932,996
			241,059,407
Italy	3.1%
EXOR S.p.A.		2,139,711	93,488,663
Japan	19.6%
CyberAgent, Inc.		2,318,938	90,843,130
Daiwa Securities Group, Inc.		13,645,508	88,434,091
FANUC Corp.		532,736	82,131,484
Japan Exchange Group, Inc.		6,108,212	89,610,574
Nintendo Co. Ltd.		477,517	80,672,567
Sony Corp.		3,574,269	87,396,018
Yaskawa Electric Corp.		6,369,729	65,060,852
			584,148,716
Netherlands	3.3%
NXP Semiconductors N.V.(a)		1,150,899	100,208,776
Singapore	3.5%
Avago Technologies Ltd.		831,631	103,962,191
Spain	6.3%
Amadeus IT Holding S.A. - Class A		2,280,570	97,515,480
Grifols S.A.		2,181,741	90,245,184
			187,760,664

See Notes to Financial Statements.

17

ADVISERS INVESTMENT TRUST JOHCM INTERNATIONAL SELECT FUND SCHEDULE OF INVESTMENTS September 30, 2015

	Percentage
	of Net
	Assets	Shares	Value
Switzerland	12.1%
Actelion Ltd. - REG(a)		686,734	$87,357,744
Givaudan S.A. - REG(a)		53,376	86,972,582
Novartis A.G. - REG		1,012,571	93,272,722
Roche Holding A.G. (Genusschein)		356,000	94,110,027
			361,713,075
United Kingdom	9.4%
3i Group PLC		12,605,077	89,158,269
ITV PLC		25,166,202	93,899,394
Reckitt Benckiser Group PLC		1,068,224	96,963,894
			280,021,557
United States	2.7%
Mylan N.V.(a)		2,007,946	80,839,906
TOTAL COMMON STOCKS (Cost $2,942,441,667)			2,772,188,842
TOTAL INVESTMENTS
(Cost $2,942,441,667)	92.9%		2,772,188,842
NET OTHER ASSETS (LIABILITIES)	7.1%		212,938,259
NET ASSETS	100.0%		$2,985,127,101

(a)  Non-income producing security.

At September 30, 2015 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	9.1%
Consumer Staples	9.7
Financials	12.1
Health Care	25.5
Industrials	5.7
Information Technology	18.0
Materials	9.4
Telecommunication Services	3.4
Total	92.9%

See Notes to Financial Statements.

18

ADVISERS INVESTMENT TRUST JOHCM INTERNATIONAL SELECT FUND SCHEDULE OF INVESTMENTS September 30, 2015

Market Exposure (Unaudited)
% of
Equity Securities	Net Assets
Pharmaceuticals	25.5%
Semiconductors	6.8
Household Products/Wares	6.4
Chemicals	6.1
Internet	6.1
Diversified Financial Services	6.0
Machinery-Diversified	5.7
Telecommunications	3.4
Cosmetics/Personal Care	3.3
Mining	3.3
Software	3.3
Media	3.1
Investment Companies	3.1
Private Equity	3.0
Home Furnishings	2.9
Toys/Games/Hobbies	2.7
Electronics	2.2
Total	92.9%

5 Largest Security Positions (Unaudited)
% of
Issuer	Net Assets
Avago Technologies Ltd.	3.5%
China Mobile Ltd.	3.4
NXP Semiconductors N.V.	3.3
L’Oreal S.A.	3.3
Newcrest Mining Ltd.	3.3
Total	16.8%

See Notes to Financial Statements.

19

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.2%
Australia	1.9%
Bradken Ltd.(a)		801,813	$567,443
SAI Global Ltd.		527,379	1,690,354
			2,257,797
Austria	1.1%
Semperit A.G. Holding		42,110	1,277,977
Brazil	1.0%
Fleury S.A.		275,243	1,128,187
Canada	4.9%
Heroux-Devtek, Inc.(a)		256,919	2,277,521
Laurentian Bank of Canada		40,583	1,530,567
Stella-Jones, Inc.		59,445	1,916,762
			5,724,850
China	2.3%
Dalian Refrigeration Co. Ltd. - Class B		1,470,786	1,405,727
Dongyue Group Ltd.		5,213,000	1,363,896
			2,769,623
Finland	3.1%
Teleste OYJ		211,844	1,801,830
Vaisala OYJ - Class A		68,052	1,804,823
			3,606,653
France	4.1%
Coface S.A.		178,457	1,571,606
Saft Groupe S.A.		48,838	1,598,172
Virbac S.A.		9,712	1,678,014
			4,847,792
Germany	6.5%
Carl Zeiss Meditec A.G. - Bearer		55,270	1,543,833
Drillisch A.G.		40,531	2,151,899
Gerresheimer A.G.		32,062	2,338,832
KWS Saat S.E.		4,736	1,576,004
			7,610,568
Hong Kong	9.4%
Mandarin Oriental International Ltd.		1,242,850	1,896,046
Pico Far East Holdings Ltd.		6,378,000	1,483,412
SmarTone Telecommunications Holdings Ltd.		704,500	1,332,364
Vinda International Holdings Ltd.		1,085,000	1,951,944
Vitasoy International Holdings Ltd.		1,173,000	1,743,885
Wasion Group Holdings Ltd.		1,317,000	1,369,312
Yip’s Chemical Holdings Ltd.		3,005,000	1,248,167
			11,025,130

See Notes to Financial Statements.

20

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Indonesia	1.1%
Bank Bukopin Tbk PT		29,720,109	$1,281,972
Ireland	2.6%
FBD Holdings PLC		216,219	1,606,272
Grafton Group PLC		144,003	1,457,058
			3,063,330
Italy	4.8%
Banca IFIS S.p.A.		83,804	1,949,133
Cembre S.p.A.		118,279	1,799,110
MARR S.p.A.		98,458	1,869,650
			5,617,893
Japan	15.6%
Ariake Japan Co. Ltd.		59,100	2,323,178
CKD Corp.		160,100	1,325,492
Daiseki Co. Ltd.		110,700	1,893,681
GMO internet, Inc.		139,200	1,809,647
Kintetsu World Express, Inc.		79,600	1,410,292
Lintec Corp.		75,300	1,587,616
Mani, Inc.		87,300	1,700,538
Optex Co. Ltd.		88,600	1,645,014
Seria Co. Ltd.		56,000	2,772,947
Transcosmos, Inc.		78,200	1,919,093
			18,387,498
Malaysia	1.0%
Coastal Contracts Bhd.		2,810,800	1,198,248
Netherlands	3.1%
Corbion N.V.		96,040	2,205,739
KAS Bank N.V. - CVA		121,245	1,392,479
			3,598,218
Norway	1.3%
Borregaard ASA		249,558	1,504,865
Singapore	2.4%
Super Group Ltd.		2,642,500	1,435,128
Tat Hong Holdings Ltd.		3,932,400	1,341,589
			2,776,717
South Korea	3.7%
Bioland Ltd.		77,889	1,615,777
Choong Ang Vaccine Laboratory		119,396	1,713,785
Han Kuk Carbon Co. Ltd.		219,604	1,070,877
			4,400,439
Spain	1.3%
Construcciones y Auxiliar de Ferrocarriles S.A.		4,933	1,522,187

See Notes to Financial Statements.

21

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
Sweden	7.4%
Avanza Bank Holding AB		46,754	$1,920,699
BioGaia AB - Class B		59,500	1,971,120
Industrial & Financial Systems - Class B		49,461	1,746,917
Kabe Husvagnar AB - Class B		113,019	1,319,318
Mekonomen AB		72,781	1,688,748
			8,646,802
Switzerland	4.5%
Burckhardt Compression Holding A.G.		5,500	1,781,700
LEM Holding S.A. - REG		2,007	1,436,763
Valiant Holding A.G. - REG		18,356	2,122,927
			5,341,390
Taiwan	3.5%
Nak Sealing Technologies Corp.		596,000	1,365,722
Sinmag Equipment Corp.		395,853	1,436,199
Youngtek Electronics Corp.		983,038	1,336,765
			4,138,686
Thailand	0.2%
Khon Kaen Sugar Industry PCL - REG		2,952,600	297,741
United Kingdom	10.4%
A.G.Barr PLC		191,114	1,518,135
BBA Aviation PLC		307,851	1,248,678
Dart Group PLC		324,200	2,380,178
Gooch & Housego PLC		145,557	1,839,139
PayPoint PLC		130,231	2,015,008
Porvair PLC		374,834	1,708,352
Stallergenes Greer PLC(a)		30,830	1,515,431
			12,224,921
TOTAL COMMON STOCKS (Cost $123,577,669)			114,249,484
PREFERRED STOCKS	2.2%
Brazil	0.9%
Alpargatas S.A.		590,060	1,000,177
Germany	1.3%
Draegerwerk A.G. & Co. KGaA		18,738	1,575,656
TOTAL PREFERRED STOCKS (Cost $4,101,534)			2,575,833
TOTAL INVESTMENTS
(Cost $127,679,203)	99.4%		116,825,317
NET OTHER ASSETS (LIABILITIES)	0.6%		686,920
NET ASSETS	100.0%		$117,512,237

(a) Non-income producing security.

See Notes to Financial Statements.

22

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

At September 30, 2015 the industry sectors for the JOHCM International Small Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	8.6%
Consumer Staples	14.1
Financials	11.4
Health Care	12.9
Industrials	27.8
Information Technology	14.2
Materials	7.4
Telecommunication Services	3.0
Total	99.4%

See Notes to Financial Statements.

23

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Chemicals	7.1%
Diversified Financial Services	6.2
Telecommunications	6.1
Pharmaceuticals	5.9
Food	5.3
Electronics	5.3
Machinery-Diversified	5.1
Banks	4.2
Miscellaneous Manufacturing	4.1
Healthcare-Products	4.1
Retail	3.6
Software	3.1
Electrical Component & Equipment	2.9
Beverages	2.8
Distribution/Wholesale	2.7
Insurance	2.7
Auto Parts & Equipment	2.6
Transportation	2.5
Airlines	2.0
Packaging & Containers	2.0
Aerospace/Defense	1.9
Cosmetics/Personal Care	1.7
Building Materials	1.6
Lodging	1.6
Environmental Control	1.6
Internet	1.5
Media	1.4
Biotechnology	1.4
Commercial Services	1.3
Semiconductors	1.1
Engineering & Construction	1.1
Shipbuilding	1.0
Healthcare-Services	1.0
Apparel	0.9
Total	99.4%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Seria Co. Ltd.	2.4%
Dart Group PLC	2.0
Gerresheimer A.G.	2.0
Ariake Japan Co. Ltd.	2.0
Heroux-Devtek, Inc.	1.9
Total	10.3%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.3%
Ireland	1.5%
Jazz Pharmaceuticals PLC(a)		547	$72,647
United States	96.8%
Allison Transmission Holdings, Inc.		2,861	76,360
AMC Networks, Inc. - Class A(a)		892	65,268
Artisan Partners Asset Management, Inc. - Class A		3,190	112,384
Bank of the Ozarks, Inc.		3,120	136,531
Bottomline Technologies de, Inc.(a)		3,989	99,765
Centene Corp.(a)		1,655	89,751
Cogent Communications Holdings, Inc.		6,247	169,669
CommScope Holding Co., Inc.(a)		3,206	96,276
CONMED Corp.		2,029	96,864
CoStar Group, Inc.(a)		436	75,454
Envision Healthcare Holdings, Inc.(a)		2,202	81,012
First American Financial Corp.		4,254	166,204
First Republic Bank		3,404	213,669
FirstMerit Corp.		6,779	119,785
FMC Corp.		1,583	53,680
Fortinet, Inc.(a)		1,760	74,765
HD Supply Holdings, Inc.(a)		5,670	162,275
Helmerich & Payne, Inc.		1,748	82,610
Henry Schein, Inc.(a)		674	89,453
Jacobs Engineering Group, Inc.(a)		3,163	118,391
Jarden Corp.(a)		3,138	153,385
Jones Lang LaSalle, Inc.		660	94,888
Lennar Corp. - Class A		2,219	106,800
Linear Technology Corp.		2,303	92,926
Marketo, Inc.(a)		3,317	94,269
Martin Marietta Materials, Inc.		900	136,755
Masco Corp.		6,166	155,260
Medivation, Inc.(a)		1,940	82,450
Newfield Exploration Co.(a)		1,415	46,554
Old Dominion Freight Line, Inc.(a)		1,732	105,652
Orbital ATK, Inc.		1,015	72,948
Pacira Pharmaceuticals, Inc.(a)		1,226	50,389
Pinnacle Foods, Inc.		3,887	162,788
Ralph Lauren Corp.		1,161	137,184
Raymond James Financial, Inc.		1,746	86,654
Ruckus Wireless, Inc.(a)		6,257	74,333
Sabre Corp.		4,383	119,130
Signet Jewelers Ltd.		1,256	170,979
Starz - Class A(a)		2,219	82,857
Tiffany & Co.		1,033	79,768
WellCare Health Plans, Inc.(a)		1,020	87,904
WEX, Inc.(a)		702	60,962

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Shares	Value
WhiteWave Foods (The) Co.(a)		3,633	$145,865
Woodward, Inc.		1,553	63,207
Wright Medical Group, Inc.(a)		4,414	92,782
			4,736,855
TOTAL COMMON STOCKS (Cost $5,088,121)			4,809,502
TOTAL INVESTMENTS
(Cost $5,088,121)	98.3%		4,809,502
NET OTHER ASSETS (LIABILITIES)	1.7%		82,430
NET ASSETS	100.0%		$4,891,932

(a) Non-income producing security.

At September 30, 2015 the industry sectors for the JOHCM US Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	16.3%
Consumer Staples	6.3
Energy	2.6
Financials	19.0
Health Care	15.2
Industrials	15.4
Information Technology	16.1
Materials	3.9
Telecommunication Services	3.5
Total	98.3%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST JOHCM US SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2015

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Banks	9.6%
Food	6.3
Building Materials	6.0
Healthcare-Products	5.7
Internet	5.4
Healthcare-Services	5.3
Commercial Services	5.2
Retail	5.1
Diversified Financial Services	4.1
Telecommunications	3.5
Insurance	3.4
Distribution/Wholesale	3.3
Leisure Time	3.1
Media	3.0
Apparel	2.8
Oil & Gas	2.7
Pharmaceuticals	2.5
Engineering & Construction	2.4
Home Builders	2.2
Transportation	2.2
Software	2.0
Real Estate	1.9
Semiconductors	1.9
Biotechnology	1.7
Auto Parts & Equipment	1.6
Computers	1.5
Aerospace/Defense	1.5
Electronics	1.3
Chemicals	1.1
Total	98.3%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
First Republic Bank	4.3%
Signet Jewelers Ltd.	3.5
Cogent Communications
Holdings, Inc.	3.5
First American Financial Corp.	3.4
Pinnacle Foods, Inc.	3.3
Total	18.0%

See Notes to Financial Statements.

27

ADVISERS INVESTMENT TRUST JOHCM FUNDS STATEMENTS OF ASSETS & LIABILITIES September 30, 2015

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund
Assets:
Investments, at cost	$138,169,750	$71,872,848
Investments, at value	$127,517,816	$59,957,009
Cash	25,977,075	3,491,982
Foreign currency(a)	274,440	22,798
Receivable for dividends	141,856	63,481
Reclaims receivable	—	4,899
Receivable for investments sold	2,808,283	—
Receivable for capital shares sold	1,948,060	15,000
Receivable from service providers	22,841	2,638
Prepaid expenses	563	706
Total Assets	158,690,934	63,558,513
Liabilities:
Securities purchased payable	380,450	218,308
Capital shares redeemed payable	135,432	—
Investment advisory fees payable	138,535	56,894
Investment advisory fee recoupment	—	—
Accounting and Administration fees payable	34,027	57,827
Regulatory and Compliance fees payable	11,460	5,112
Risk Officer fees payable	1,333	627
Shareholder servicing fees payable	2,477	221
Trustees fees payable	25	10
Accrued expenses and other payable	24,921	5,442
Total Liabilities	728,660	344,441
Net Assets	$157,962,274	$63,214,072

Net Assets:
Paid in capital	$169,691,590	$71,525,175
Accumulated net investment income (loss)	797,372	593,162
Accumulated net realized gains (losses)	(1,881,940)	3,011,567
Unrealized appreciation (depreciation)	(10,644,748)	(11,915,832)
Net Assets	$157,962,274	$63,214,072

Net Assets:
Class I	$26,531,378	$385,448
Class II	776,728	821,399
Institutional Class	130,654,168	62,007,225
Share of Common Stock Outstanding:
Class I	2,676,951	41,927
Class II	78,635	89,338
Institutional Class	13,188,113	6,739,502
Net Asset Value per Share:
Class I	$9.91	$9.19
Class II	9.88	9.19
Institutional Class	9.91	9.20

(a) The cost of foreign currency is $274,538, $22,792, $7,343, $0, $1,652,757, $12,614 and $0, respectively.

See Notes to Financial Statements.

28

JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$5,320,661	$214,370,423	$2,942,441,667	$127,679,203	$5,088,121
$5,050,806	$202,378,188	$2,772,188,842	$116,825,317	$4,809,502
68,645	27,523,433	169,077,361	279,970	97,686
7,358	—	1,574,830	12,789	—
3,728	169,944	4,494,669	327,412	2,766
—	17,678	2,283,080	177,383	—
56,808	716,027	31,535,575	42,848	105,657
—	62,500	13,988,728	—	—
3,825	4,006	31,610	4,431	10,127
52	2,931	24,833	15,851	51
5,191,222	230,874,707	2,995,199,528	117,686,001	5,025,789

86,096	6,708,084	77,670	59	84,251
—	—	6,090,400	—	—
5,403	177,473	2,226,750	104,494	12,336
—	—	275,044	—	—
34,028	34,027	613,438	34,027	34,027
413	18,154	239,867	9,349	406
57	1,204	13,371	835	75
46	17,188	109,281	13,974	—
1	36	485	19	1
2,776	33,538	426,121	11,007	2,761
128,820	6,989,704	10,072,427	173,764	133,857
$5,062,402	$223,885,003	$2,985,127,101	$117,512,237	$4,891,932

$5,140,698	$246,673,183	$3,197,201,545	$127,258,178	$5,000,721
27,168	(382,990)	1,836,737	1,458,824	10,421
165,074	(10,410,485)	(43,404,294)	(336,521)	159,409
(270,538)	(11,994,705)	(170,506,887)	(10,868,244)	(278,619)
$5,062,402	$223,885,003	$2,985,127,101	$117,512,237	$4,891,932

$106,410	$62,093,459	$2,837,805,492	$50,758,917	$9,757
—	—	147,321,609	449,386	—
4,955,992	161,791,544	—	66,303,934	4,882,175

10,740	5,074,941	162,636,158	5,253,551	1,000
—	—	8,428,580	46,281	—
500,000	13,205,572	—	6,865,487	500,000

$9.91	$12.24	$17.45	$9.66	$9.76
—	—	17.48	9.71	—
9.91	12.25	—	9.66	9.76

See Notes to Financial Statements.

29

ADVISERS INVESTMENT TRUST JOHCM FUNDS STATEMENTS OF OPERATIONS For the year ended September 30, 2015

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund
Investment Income:
Dividend (Net of foreign withholding tax of
$238,532, $274,244, $7,291, $94,610,
$2,799,876, $354,189 and $0)	$1,921,411	$1,810,383
Interest	—	1
Total investment income	1,921,411	1,810,384
Operating expenses:
Investment advisory	1,047,133	835,640
Servicing Fee — Class I	3,669	144
Servicing Fee — Class II	887	276
Accounting and Administration	144,514	162,216
Investment Advisory Recoupment	—	—
Regulatory and Compliance	31,905	28,346
Risk Officer	3,002	2,688
Insurance	1,536	1,997
Trustees	719	698
Legal	1,380	1,265
Registration	83,145	51,174
Printing	3,852	2,802
Other	15,234	12,259
Total expenses before fee reductions	1,336,976	1,099,505
Expenses reduced by Service Providers	(92,642)	(73,017)
Net expenses	1,244,334	1,026,488
Net investment income (loss)	677,077	783,896
Realized and Unrealized Gains (Losses) from
Investment Activities:
Net realized gains (losses) from investment
transactions	(1,814,748)	3,057,380
Net realized gains (losses) from foreign currency
transactions	111,312	(95,776)
Change in unrealized
appreciation (depreciation) on investments	(9,563,963)	(11,955,981)
Change in unrealized
appreciation (depreciation) on foreign currency	7,201	(1,696)
Net realized and unrealized gains (losses) from
investment activities	(11,260,198)	(8,996,073)
Change in Net Assets Resulting from Operations	$(10,583,121)	$(8,212,177)

(a)	For the period from December 17, 2014, commencement of operations, to September 30, 2015.
(b)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(c)	Amount includes $12,274,514 of net realized gain from in-kind redemption transactions.

See Notes to Financial Statements.

30

JOHCM Emerging Markets Small Mid Cap Equity Fund(a)	JOHCM Global Equity Fund	JOHCM International Select Fund		JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund(b)

$75,178	$1,782,726	$33,208,672		$2,910,414	$48,810
1	6	—		—	—
75,179	1,782,732	33,208,672		2,910,414	48,810

57,777	1,914,433	19,943,150		1,174,773	40,927
89	60,898	—		50,382	—
—	—	250,263		1,372	—
114,131	156,329	1,750,735		140,318	122,794
—	—	275,044		—	—
1,304	68,216	752,501		38,738	1,484
191	5,522	57,749		3,422	201
130	4,443	46,996		2,631	130
33	1,593	17,181		931	43
9,115	3,083	33,030		1,723	9,116
10,280	57,896	378,953		56,843	14,661
7,626	6,252	85,708		5,684	7,626
4,193	22,446	251,538		12,898	3,973
204,869	2,301,111	23,842,848		1,489,715	200,955
(136,340)	(63,788)	(31,610)		(50,973)	(153,287)
68,529	2,237,323	23,811,238		1,438,742	47,668
6,650	(454,591)	9,397,434		1,471,672	1,142

197,067	(9,255,814)	(13,067,705	)(c)	3,476	159,409

(20,608)	(193,451)	(3,157,065)		(121,805)	—

(269,855)	(19,974,427)	(350,060,023)		(6,069,809)	(278,619)

(683)	(1,619)	(211,098)		(6,828)	—

(94,079)	(29,425,311)	(366,495,891)		(6,194,966)	(119,210)
$(87,429)	$(29,879,902)	$(357,098,457)		$(4,723,294)	$(118,068)

See Notes to Financial Statements.

31

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2015 or September 30, 2014

	JOHCM Asia Ex-Japan Equity Fund		JOHCM Emerging Markets Opportunities Fund		JOHCM Emerging Markets Small Mid Cap Equity Fund
	Sept. 30, 2015	Sept. 30, 2014(a)	Sept. 30, 2015	Sept. 30, 2014	Sept. 30, 2015(b)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$677,077	$88,131	$783,896	$953,729	$6,650
Net realized gains (losses) from investments
and foreign currency transactions	(1,703,436)	(81,738)	2,961,604	1,753,529	176,459
Change in unrealized appreciation
(depreciation) on investments and foreign currency	(9,556,762)	(1,087,986)	(11,957,677)	(11,153)	(270,538)
Change in net assets resulting from operations	(10,583,121)	(1,081,593)	(8,212,177)	2,696,105	(87,429)
Dividends paid to shareholders: From net investment income
Class I	(1,790)	—	(7,268)	— (d)	—
Class II	(1,422)	—	(2,546)	(56)	—
Institutional Class	(97,992)	—	(938,247)	(9,193)	—
From net realized gains
Class I	—	—	(14,820)	—	—
Class II	—	—	(5,751)	—	—
Institutional Class	—	—	(1,857,346)	—	—
Total dividends paid to shareholders	(101,204)	—	(2,825,978)	(9,249)	—
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	28,099,451	300,000	235,040	282,210	149,831
Change in net assets from capital transactions from Class II transactions	494,959	300,000	677,281	210,832	—
Change in net assets from capital transactions from Institutional Class transactions	96,333,782	44,200,000	(14,809,263)	83,429,065	5,000,000
Change in net assets from capital transactions	124,928,192	44,800,000	(13,896,942)	83,922,107	5,149,831
Change in net assets	114,243,867	43,718,407	(24,935,097)	86,608,963	5,062,402
Net Assets:
Beginning of period	43,718,407	—	88,149,169	1,540,206	—
End of period	$157,962,274	$43,718,407	$63,214,072	$88,149,169	$5,062,402
Accumulated net investment income (loss)	$797,372	$101,202	$593,162	$853,103	$27,168

(a) For the period from March 28, 2014, commencement of operations, to September 30, 2014.
(b) For the period from December 17, 2014, commencement of operations, to September 30, 2015.
(c) For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(d) Amount was less than $1.

See Notes to Financial Statements.

32

JOHCM Global Equity Fund		JOHCM International Select Fund		JOHCM International Small Cap Equity Fund		JOHCM US Small Mid Cap Equity Fund
Sept. 30, 2015	Sept. 30, 2014	Sept. 30, 2015	Sept. 30, 2014	Sept. 30, 2015	Sept. 30, 2014	Sept. 30, 2015(c)

$(454,591)	$137,897	$9,397,434	$6,115,839	$1,471,672	$979,484	$1,142

(9,449,265)	(786,523)	(16,224,770)	38,234,660	(118,329)	404,400	159,409

(19,976,046)	7,409,506	(350,271,121)	69,401,445	(6,076,637)	(4,791,607)	(278,619)

(29,879,902)	6,760,880	(357,098,457)	113,751,944	(4,723,294)	(3,407,723)	(118,068)

(10,230)	(111)	(9,804,229)	(2,816,436)	(438,989)	—	—
—	—	(260,661)	(36,148)	—	(38)	—
(52,692)	(8,515)	—	—	(518,139)	(9,748)	—

(114,276)	(705)	(44,733,301)	—	(306,741)	—	—
—	—	(1,386,645)	—	(2,214)	—	—
(206,024)	(41,786)	—	—	(347,986)	—	—
(383,222)	(51,117)	(56,184,836)	(2,852,584)	(1,614,069)	(9,786)	—

35,996,927	32,296,396	1,914,910,039	608,205,579	10,737,168	44,611,201	9,980

—	—	142,142,103	12,803,412	(6,276,154)	7,097,693	—

133,634,930	34,956,457	—	—	18,325,251	52,771,950	5,000,020
169,631,857	67,252,853	2,057,052,142	621,008,991	22,786,265	104,480,844	5,010,000
139,368,733	73,962,616	1,643,768,849	731,908,351	16,448,902	101,063,335	4,891,932

84,516,270	10,553,654	1,341,358,252	609,449,901	101,063,335	—	—
$223,885,003	$84,516,270	$2,985,127,101	$1,341,358,252	$117,512,237	$101,063,335	$4,891,932
$(382,990)	$115,942	$1,836,737	$5,214,955	$1,458,824	$871,864	$10,421

See Notes to Financial Statements.

33

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I			Class II			Institutional Class
JOHCM Asia Ex-Japan Equity Fund	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(b)
Net asset value, beginning of period	$10.13	$10.27		$10.13	$10.27		$10.13	$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.13	0.04		0.04	0.04		0.07	0.05
Net realized and unrealized gains (losses)	(0.33)	(0.18)		(0.27)	(0.18)		(0.27)	0.08
Total from investment operations	(0.20)	(0.14)		(0.23)	(0.14)		(0.20)	0.13
Less distributions paid:
From net investment income	(0.02)	—		(0.02)	—		(0.02)	—
Total distributions paid	(0.02)	—		(0.02)	—		(0.02)	—
Change in net asset value	(0.22)	(0.14)		(0.25)	(0.14)		(0.22)	0.13
Net asset value, end of period	$9.91	$10.13		$9.88	$10.13		$9.91	$10.13
Total return(d)	(2.00%)	(1.36%)		(2.31%)	(1.36%)		(1.99%)	1.30%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$26,531	$296		$777	$296		$130,654	$43,127
Ratio of net expenses to average net assets	1.33%	1.39	%(e)	1.41%	1.54	%(e)	1.29%	1.29	%(e)
Ratio of net investment income (loss) to average net assets	1.25%	1.41	%(e)	0.39%	1.26	%(e)	0.65%	0.98	%(e)
Ratio of gross expenses to average net assets	1.41%	4.62	%(e)	1.51%	4.77	%(e)	1.39%	2.61	%(e)
Portfolio turnover rate(f)	140.09%	20.98	%(d)	140.09%	20.98	%(d)	140.09%	20.98	%(d)

(a)	For the period from June 26, 2014, commencement of operations, to September 30, 2014.
(b)	For the period from March 28, 2014, commencement of operations, to September 30, 2014.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

34

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I				Class II
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Period Ended Sept. 30, 2013(b)		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(c)
Net asset value, beginning of period	$10.89	$10.27	$10.00		$10.87	$10.82
Income (loss) from operations:
Net investment income (loss)(d)	0.19	0.23	0.01		0.07	0.09
Net realized and unrealized gains (losses)	(1.47)	0.45	0.26		(1.35)	0.02
Total from investment operations	(1.28)	0.68	0.27		(1.28)	0.11
Less distributions paid:
From net investment income	(0.14)	(0.06)	—		(0.12)	(0.06)
From net realized gains	(0.28)	—	—		(0.28)	—
Total distributions paid	(0.42)	(0.06)	—		(0.40)	(0.06)
Change in net asset value	(1.70)	0.62	0.27		(1.68)	0.05
Net asset value, end of period	$9.19	$10.89	$10.27		$9.19	$10.87
Total return(e)	(12.23%)	6.63%	2.70%		(12.18%)	1.02%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$385	$288	$—	(f)	$821	$218
Ratio of net expenses to average net assets	1.32%	1.39%	1.39	%(g)	1.36%	1.54	%(g)
Ratio of net investment income (loss) to average net assets	1.74%	2.05%	0.11	%(g)	0.71%	0.99	%(g)
Ratio of gross expenses to average net assets	1.42%	1.70%	11.69	%(g)	1.48%	1.85	%(g)
Portfolio turnover rate(h)	61.86%	52.84%	76.20	%(e)	61.86%	52.84	%(e)

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period from November 21, 2012, commencement of operations, to September 30, 2013.
(c)	For the period from December 18, 2013, commencement of operations, to September 30, 2014.
(d)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(e)	Not annualized for periods less than one year.
(f)	Amount is less than $500.
(g)	Annualized for periods less than one year.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

35

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Institutional Class
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$10.89	$10.27	$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.11	0.21	0.07
Net realized and unrealized gains (losses)	(1.38)	0.47	0.20
Total from investment operations	(1.27)	0.68	0.27
Less distributions paid:
From net investment income	(0.14)	(0.06)	—
From net realized gains	(0.28)	—	—
Total distributions paid	(0.42)	(0.06)	—
Change in net asset value	(1.69)	0.62	0.27
Net asset value, end of period	$9.20	$10.89	$10.27
Total return(d)	(12.10%)	6.63%	2.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$62,007	$87,642	$1,540
Ratio of net expenses to average net assets	1.29%	1.29%	1.29	%(e)
Ratio of net investment income (loss) to average net assets	0.98%	1.92%	0.82	%(e)
Ratio of gross expenses to average net assets	1.38%	1.60%	11.59	%(e)
Portfolio turnover rate(f)	61.86%	52.84%	76.20	%(d)

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period from November 21, 2012, commencement of operations, to September 30, 2013.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

36

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I		Institutional Class
JOHCM Emerging Markets Small Mid Cap Equity Fund	Period Ended Sept. 30, 2015(a)		Period Ended Sept. 30, 2015(a)
Net asset value, beginning of period	$10.00		$10.00
Income (loss) from operations:
Net investment income (loss)(b)	0.07		0.01
Net realized and unrealized gains (losses)	(0.16)		(0.10)
Total from investment operations	(0.09)		(0.09)
Change in net asset value	(0.09)		(0.09)
Net asset value, end of period	$9.91		$9.91
Total return(c)	(0.90%)		(0.90%)
Ratios/Supplemental data:
Net asset, end of period (000’s)	$106		$4,956
Ratio of net expenses to average net assets	1.63	%(d)	1.54	%(d)
Ratio of net investment income (loss) to average net assets	0.77	%(d)	0.14	%(d)
Ratio of gross expenses to average net assets	4.64	%(d)	4.61	%(d)
Portfolio turnover rate(e)	134.18	%(c)	134.18	%(c)

(a)	For the period from December 17, 2014, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

37

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I						Institutional Class
	Year Ended		Year Ended		Period Ended		Year Ended		Year Ended		Period Ended
	Sept. 30,		Sept. 30,		Sept. 30,		Sept. 30,		Sept. 30,		Sept. 30,
JOHCM Global Equity Fund(a)	2015		2014		2013(b)		2015		2014		2013(b)
Net asset value, beginning of period	$13.77		$11.37		$10.00		$13.78		$11.37		$10.00
Income (loss) from operations:
Net investment income (loss)(c)	(0.05)		0.05		0.03		(0.03)		0.03		0.06
Net realized and unrealized gains (losses)	(1.45)		2.38		1.34		(1.47)		2.41		1.31
Total from investment operations	(1.50)		2.43		1.37		(1.50)		2.44		1.37
Less distributions paid:
From net investment income	(—	)(d)	(—	)(d)	—		(—	)(d)	(—	)(d)	—
From net realized gains	(0.03)		(0.03)		—		(0.03)		(0.03)		—
Total distributions paid	(0.03)		(0.03)		—		(0.03)		(0.03)		—
Change in net asset value	(1.53)		2.40		1.37		(1.53)		2.41		1.37
Net asset value, end of period	$12.24		$13.77		$11.37		$12.25		$13.78		$11.37
Total return(e)	(10.93%)		21.40%		13.70%		(10.90%)		21.49%		13.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$62,093		$34,363		$—	(f)	$161,792		$50,153		$10,554
Ratio of net expenses to average net assets	1.18%		1.18%		1.18	%(g)	1.08%		1.08%		1.08	%(g)
Ratio of net investment income (loss) to average net assets	(0.33%)		0.34%		0.61	%(g)	(0.18%)		0.26%		1.08	%(g)
Ratio of gross expenses to average net assets	1.21%		1.52%		4.97	%(g)	1.11%		1.52%		4.87	%(g)
Portfolio turnover rate(h)	87.14%		68.24%		15.17	%(e)	87.14%		68.24%		15.17	%(e)

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period March 22, 2013, commencement of operations, to September 30, 2013.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Amount was less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Amount is less than $500.
(g)	Annualized for periods less than one year.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

38

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,
JOHCM International Select Fund(a)	2015	2014	2013	2012		2011
Net asset value, beginning of year	$19.23	$16.97	$13.06	$11.17		$12.08
Income (loss) from operations:
Net investment income (loss)(b)	0.08	0.11	0.19	0.14		0.11
Net realized and unrealized gains (losses)	(1.09)	2.22	3.80	1.84		(0.92)
Total from investment operations	(1.01)	2.33	3.99	1.98		(0.81)
Less distributions paid:
From net investment income	(0.14)	(0.07)	(0.08)	(0.09)		(0.07)
From net realized gains	(0.63)	—	—	(—	)(c)	(0.03)
Total distributions paid	(0.77)	(0.07)	(0.08)	(0.09)		(0.10)
Change in net asset value	(1.78)	2.26	3.91	1.89		(0.91)
Net asset value, end of year	$17.45	$19.23	$16.97	$13.06		$11.17
Total return	(5.53%)	13.74%	30.71%	17.87%		(6.86%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$2,837,805	$1,309,757	$593,021	$197,691		$94,501
Ratio of net expenses to average net assets	1.05%	1.05%	1.09%	1.09%		1.09%
Ratio of net investment income (loss) to average net assets	0.43%	0.61%	1.24%	1.10%		0.84%
Ratio of gross expenses to average net assets	1.05%	1.08%	1.10%	1.26%		1.42%
Ratio of expense recoupment to average net assets	0.01%	—	—	—		—
Portfolio turnover rate(d)	50.86%	61.20%	46.38%	50.69%		83.25%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

39

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,
JOHCM International Select Fund(a)	2015	2014	2013	2012		2011
Net asset value, beginning of year	$19.29	$17.03	$13.11	$11.22		$12.07
Income (loss) from operations:
Net investment income (loss)(b)	0.05	0.06	0.14	0.14		0.07
Net realized and unrealized gains (losses)	(1.11)	2.24	3.83	1.81		(0.89)
Total from investment operations	(1.06)	2.30	3.97	1.95		(0.82)
Less distributions paid:
From net investment income	(0.12)	(0.04)	(0.05)	(0.06)		—
From net realized gains	(0.63)	—	—	(—	)(c)	(0.03)
Total distributions paid	(0.75)	(0.04)	(0.05)	(0.06)		(0.03)
Change in net asset value	(1.81)	2.26	3.92	1.89		(0.85)
Net asset value, end of year	$17.48	$19.29	$17.03	$13.11		$11.22
Total return	(5.77%)	13.51%	30.39%	17.53%		(6.85%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$147,322	$31,601	$16,429	$13,797		$4,116
Ratio of net expenses to average net assets	1.30%	1.29%	1.34%	1.34%		1.34%
Ratio of net investment income (loss) to average net assets	0.27%	0.32%	0.91%	1.12%		0.54%
Ratio of gross expenses to average net assets	1.33%	1.29%	1.35%	1.51%		1.67%
Ratio of expense recoupment to average net assets	0.01%	—	—	—		—
Portfolio turnover rate(d)	50.86%	61.20%	46.38%	50.69%		83.25%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

40

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I			Class II			Institutional Class
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
JOHCM International Small Cap	Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
Equity Fund	2015	2014(a)		2015	2014(b)		2015	2014(c)
Net asset value, beginning of period	$10.20	$10.43		$10.17	$10.16		$10.19	$10.00
Income (loss) from operations:
Net investment income (loss)(d)	0.13	0.15		0.06	0.18		0.14	0.18
Net realized and unrealized gains (losses)	(0.50)	(0.38)		(0.45)	(0.17)		(0.50)	0.01
Total from investment operations	(0.37)	(0.23)		(0.39)	0.01		(0.36)	0.19
Less distributions paid:
From net investment income	(0.10)	—		—	(—	)(e)	(0.10)	(—	)(e)
From net realized gains	(0.07)	—		(0.07)	—		(0.07)	—
Total distributions paid	(0.17)	—		(0.07)	—		(0.17)	—
Change in net asset value	(0.54)	(0.23)		(0.46)	0.01		(0.53)	0.19
Net asset value, end of period	$9.66	$10.20		$9.71	$10.17		$9.66	$10.19
Total return(f)	(3.72%)	(2.21%)		(3.87%)	0.11%		(3.58%)	1.94%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$50,759	$42,640		$449	$6,832		$66,304	$51,592
Ratio of net expenses to average net assets	1.34%	1.34	%(g)	1.49%	1.49	%(g)	1.24%	1.24	%(g)
Ratio of net investment income (loss) to average net assets	1.25%	1.94	%(g)	0.53%	1.96	%(g)	1.38%	1.68	%(g)
Ratio of gross expenses to average net assets	1.39%	1.54	%(g)	1.58%	1.73	%(g)	1.28%	1.73	%(g)
Portfolio turnover rate(h)	30.64%	7.06	%(f)	30.64%	7.06	%(f)	30.64%	7.06	%(f)

(a)	For the period from January 2, 2014, commencement of operations, to September 30, 2014.
(b)	For the period from November 18, 2013, commencement of operations, to September 30, 2014.
(c)	For the period from October 1, 2013, commencement of operations, to September 30, 2014.
(d)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(e)	Amount was less than $0.005 per share.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

41

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I		Institutional Class
	Period Ended Sept. 30,		Period Ended Sept. 30,
JOHCM US Small Mid Cap Equity Fund	2015(a)		2015(a)
Net asset value, beginning of period	$10.00		$10.00
Income (loss) from operations:
Net investment income (loss)(b)	0.01		0.01
Net realized and unrealized gains (losses)	(0.25)		(0.25)
Total from investment operations	(0.24)		(0.24)
Change in net asset value	(0.24)		(0.24)
Net asset value, end of period	$9.76		$9.76
Total return(c)	(2.40%)		(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$10		$4,882
Ratio of net expenses to average net assets	0.99	%(d)	0.99	%(d)
Ratio of net investment income (loss) to average net assets	0.01	%(d)	0.01	%(d)
Ratio of gross expenses to average net assets	4.18	%(d)	4.17	%(d)
Portfolio turnover rate(e)	93.31	%(c)	93.31	%(c)

(a) For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

42

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The Trust commenced operations on December 20, 2011. The JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. These financial statements and notes only relate to the JOHCM Funds.

Each JOHCM Fund, except for JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM International Select Fund and JOHCM US Small Mid Cap Equity Fund, is authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM International Select Fund is authorized to issue Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund are authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class is distinguished by the class-specific shareholder servicing fees incurred. As of September 30, 2015, the following classes were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Asia Ex-Japan Equity Fund	Class I Shares: June 26, 2014	to seek long-term capital appreciation
(“Asia Ex-Japan Fund”)	Class II Shares: June 26, 2014
Institutional Shares: March 28, 2014
JOHCM Emerging Markets Opportunities Fund	Class I Shares: November 21, 2012	to seek long-term capital appreciation
(“Emerging Markets Fund”)	Class II Shares: December 18, 2013
Institutional Shares: November 21, 2012
JOHCM Emerging Markets Small	Class I Shares: December 17, 2014	to seek long-term capital appreciation
Mid Cap Equity Fund	Institutional Shares: December 17, 2014
(“Emerging Markets Small Mid Cap Fund”)
JOHCM Global Equity Fund	Class I Shares: March 22, 2013	to seek long-term capital appreciation
(“Global Equity Fund”)	Institutional Shares: March 22, 2013
JOHCM International Select Fund	Class I Shares: July 29, 2009	to seek long-term capital appreciation
(“International Select Fund”)	Class II Shares: March 31, 2010
JOHCM International Small Cap Equity Fund	Class I Shares: January 2, 2014	to seek long-term capital appreciation
(“International Small Cap Fund”)	Class II Shares: November 18, 2013
Institutional Shares: October 1, 2013
JOHCM US Small Mid Cap Equity Fund	Class I: October 31, 2014	to seek long-term capital appreciation
(“US Small Mid Cap Fund”)	Institutional Shares: October 31, 2014

Prior to November 18, 2013, the Emerging Markets Fund, Global Equity Fund, and International Select Fund, operated as the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, and JOHCM International Select Fund (the “Predecessor Funds” or “Scotia Funds”), each a separate series of Scotia Institutional Funds. The predecessor JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The predecessor JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund were authorized to issue three classes of shares: Institutional Shares, Class I Shares and Class II Shares. Each class was distinguished by the class specific shareholder servicing fees incurred. On November 18, 2013, the Scotia Funds were reorganized into their respective JOHCM Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 1, 2013 (the “Reorganization”). At the time of Reorganization, each Scotia Fund transferred all of its assets to the corresponding JOHCM Fund in exchange for shares of the corresponding JOHCM Fund and the JOHCM Fund’s assumption of all the liabilities of the Scotia Fund. Upon closing of the Reorganization,

43

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

holders of each Predecessor Fund’s Institutional Shares, Class I Shares and Class II Shares received shares of the corresponding JOHCM Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Emerging Markets Fund, Global Equity Fund, and International Select Fund had no net assets or operations in the Trust, and therefore, activity shown in the Statement of Changes in Net Assets and Financial Highlights prior to the Reorganization represents operations and changes in net assets of the respective Scotia Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding JOHCM Fund for accounting and tax purposes.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties of the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A.      Significant accounting policies related to Investments are as follows:

Investment vAluAtIOn

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

44

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value are calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2015 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other significant Observable Inputs	Level 3 - significant unobservable Inputs	total
Asia Ex-Japan Fund
Common Stocks:
India	$3,314,768	$40,155,733	$—	$43,470,501
All Other Common Stocks(1)	—	84,047,315	—	84,047,315
Total Investments	$3,314,768	$124,203,048	$—	$127,517,816
Emerging Markets Opportunities Fund
Common Stocks:
Brazil	$1,438,308	$—	$—	$1,438,308
China	1,683,440	9,474,897	—	11,158,337
Hong Kong	1,101,643	6,399,530	—	7,501,173
India	4,113,619	—	—	4,113,619
Russia	596,277	1,976,268	—	2,572,545
Taiwan	794,185	9,525,268	—	10,319,453
All Other Common Stocks(1)	—	17,114,655	—	17,114,655
Equity-Linked Securities(1)	—	4,509,572	—	4,509,572
Preferred Stocks(1)	—	1,229,347	—	1,229,347
Total Investments	$9,727,472	$50,229,537	$—	$59,957,009

(1) See investment countries in the Schedule of Investments

45

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
Emerging Markets Small Mid Cap Equity Fund
Common Stocks:
Argentina	$21,760	$—	$—	$21,760
Brazil	103,078	—	—	103,078
Canada	19,098	—	—	19,098
Chile	77,900	—	—	77,900
China	26,038	641,823	—	667,861
India	100,424	—	—	100,424
Mexico	247,390	—	—	247,390
Peru	22,052	—	—	22,052
Russia	30,044	—	—	30,044
South Korea	26,220	657,951	—	684,171
Switzerland	63,100	—	—	63,100
Taiwan	70,050	697,458	—	767,508
All Other Common Stocks(1)	—	1,551,897	—	1,551,897
Equity-Linked Securities(1)	—	567,517	87,964	655,481
Preferred Stocks(1)	39,042	—	—	39,042
Total Investments	$846,196	$4,116,646	$87,964	$5,050,806
Global Equity Fund
Common Stocks:
Canada	$3,358,622	$—	$—	$3,358,622
Ireland	11,598,214	7,033,033	—	18,631,247
Netherlands	7,780,227	—	—	7,780,227
Singapore	8,096,523	—	—	8,096,523
United States	94,746,950	—	—	94,746,950
All Other Common Stocks(1)	—	69,764,619	—	69,764,619
Total Investments	$125,580,536	$76,797,652	$—	$202,378,188
International Select Fund
Common Stocks:
Canada	$73,372,740	$—	$—	$73,372,740
Ireland	155,126,411	85,932,996	—	241,059,407
Netherlands	100,208,776	—	—	100,208,776
Singapore	103,962,191	—	—	103,962,191
United States	80,839,906	—	—	80,839,906
All Other Common Stocks(1)	—	2,172,745,822	—	2,172,745,822
Total Investments	$513,510,024	$2,258,678,818	$—	$2,772,188,842

(1)  See investment countries in the Schedule of Investments

46

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
International Small Cap Fund
Common Stocks:
Brazil	$1,128,187	$—	$—	$1,128,187
Canada	5,724,850	—	—	5,724,850
United Kingdom	1,515,431	10,709,490	—	12,224,921
All Other Common Stocks(1)	—	95,171,526	—	95,171,526
Preferred Stocks:
Brazil	1,000,177	—	—	1,000,177
All Other Preferred Stocks(1)	—	1,575,656	—	1,575,656
Total Investments	$9,368,645	$107,456,672	$—	$116,825,317
US Small Mid Cap Fund
Common Stocks:
Ireland	$72,647	$—	$—	$72,647
United States	4,736,855	—	—	4,736,855
Total Investments	$4,809,502	$—	$—	$4,809,502

(1)  See investment countries in the Schedule of Investments

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Emerging Markets
Small Mid Cap Fund
Equity-Linked
Securities
China
Balance as of 9/30/2014	$—
Purchases	113,479
Sales	(16,224)
Realized Gain / (Loss)	3,658
Unrealized Appreciation (Depreciation)	(12,949)
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of 09/30/2015	$87,964
Appreciation /(Depreciation) From Investment Still Held at 09/30/2015	$(12,949)

The following is information on the valuation techniques and inputs used by the Funds’ Fair Value Committee to value Level 3 securities as of September 30, 2015:

Fund	Fair Value	Valuation Technique	Unobservable Inputs
Emerging Markets Small Mid Cap Fund
Equity-Linked Securities:
China	$87,964	Last traded price of underlying equity instrument adjusted for terms of the equity- linked note and foreign currency changes	Issuer specific news related to the trade halt

The unobservable inputs noted above were considered due to the trade halt of the underlying equity instrument and lack of current observable market inputs for the equity-linked security. The valuation was determined in good faith based on the issuer type and exposure to the related events announced. Significant changes in these inputs may significantly impact the fair value measurement.

47

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

The impact would be based on the relationship between the input and the fair value measurement. Unfavorable news or market information could lead to a discount percentage that would reduce the value of the security, whereas favorable news or market information could lead to a premium percentage that would increase the value of the security.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2015 for the Asia Ex-Japan Fund, Emerging Markets Small Mid Cap Fund, Global Equity Fund, International Select Fund, International Small Cap Fund and US Small Mid Cap Fund. The Emerging Markets Fund had transfers as follows:

	Transfers from
Fund	Level 1 to Level 2	Reason
Emerging Markets Fund
Common Stocks
Thailand	$949,190	Foreign equity securities were valued using a similar security

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2015, the Funds held equity-linked securities issued by counterparties as follows:

			% of
Fund	Counterparty	Fair Value	Net Assets
Emerging Markets Fund	Deutsche Bank A.G. London	$1,963,277	3.1%
Emerging Markets Fund	Merrill Lynch International & Co.	2,546,295	4.0%
Emerging Markets Small Mid Cap Fund	CLSA Global Markets Pte Ltd.	177,035	3.5%
Emerging Markets Small Mid Cap Fund	Deutsche Bank A.G. London	218,964	4.3%
Emerging Markets Small Mid Cap Fund	Standard Chartered Bank	233,938	4.6%
Emerging Markets Small Mid Cap Fund	Merrill Lynch International & Co.	25,544	0.5%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investment transactions on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign

48

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency transactions on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as security markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ALLOCATIONS

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the JOHCM Funds in proportion to each Fund’s relative net assets or other reasonable basis.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Fund analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Predecessor Funds’ and the Funds’ federal tax returns filed for the fiscal years ended September 30, 2012 through September 30, 2014, as applicable, remain subject to examination by the Internal Revenue Service. Management believes that there

49

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.     Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an investment management agreement (the “Agreement”) with JO Hambro Capital Management Limited (the “Adviser” or “JOHCM”) to provide investment management services to the Funds. Under the terms of the Agreement, the Adviser receives an annual fee, computed daily and payable monthly, at the annual rates set for in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

50

ADVISERS INVESTMENT TRUST JOHCM FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2015

			Expense
Fund	Class	Advisory Fee	Limitation
Asia Ex-Japan Fund	Class I	1.09%	1.39%
Asia Ex-Japan Fund	Class II	1.09%	1.54%
Asia Ex-Japan Fund	Institutional	1.09%	1.29%
Emerging Markets Fund	Class I	1.05%	1.39%
Emerging Markets Fund	Class II	1.05%	1.54%
Emerging Markets Fund	Institutional	1.05%	1.29%
Emerging Markets Small Mid Cap Fund	Class I	1.30%	1.64%
Emerging Markets Small Mid Cap Fund	Institutional	1.30%	1.54%
Global Equity Fund	Class I	0.95%	1.18%
Global Equity Fund	Institutional	0.95%	1.08%
International Select Fund	Class I	0.89%	1.05%
International Select Fund	Class II	0.89%	1.30%
International Small Cap Fund	Class I	1.05%	1.34%
International Small Cap Fund	Class II	1.05%	1.49%
International Small Cap Fund	Institutional	1.05%	1.24%
US Small Mid Cap Fund	Class I	0.85%	1.09%
US Small Mid Cap Fund	Institutional	0.85%	0.99%

The expense limitation is effective until January 28, 2016. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

JOHCM (USA) Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the International Small Cap Fund and US Small Cap Fund. For its services, the Sub-Adviser is paid a fee of 1.05% and 0.85%, based on average daily net assets of the International Small Cap Fund and US Small Cap Fund, respectfully, by the Adviser.

For the year ended September 30, 2015, the JOHCM Funds incurred advisory fees payable to JOHCM, expense reimbursements from JOHCM, and made expense recoupments to JOHCM as follows:

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM	Advisory Fees Recouped by JOHCM
Asia Ex-Japan Fund	$1,047,133	$91,967	$—
Emerging Markets Fund	835,640	71,008	—
Emerging Markets Small Mid Cap Fund	57,777	134,334	—
Global Equity Fund	1,914,433	63,544	—
International Select Fund	19,943,150	31,610	275,044
International Small Cap Fund	1,174,773	46,544	—
US Small Mid Cap Fund	40,927	143,160	—

51

ADVISERS INVESTMENT TRUST JOHCM FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2015

The balances of recoverable expenses to JOHCM by Fund at September 30, 2015 were as follows:

For the:	Expiring	Asia Ex-Japan Fund	Emerging Markets Fund	Emerging Markets Small Mid Cap Fund	Global Equity Fund	International Select Fund	International Small Cap Fund	US Small Mid Cap Fund
Year ended September 30, 2014	September 30, 2017	$120,745	$131,240	$—	$180,549	$—	$176,280	$—
Year ended September 30, 2015	September 30, 2018	91,967	71,008	134,334	63,544	31,610	46,544	143,160
Balances of Recoverable Expenses to the Adviser		$212,712	$202,248	$134,334	$244,093	$31,610	$222,824	$143,160

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor a stated basis-point fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Prior to the Reorganization, Foreside Fund Services, LLC served as the Predecessor Funds’ distributor.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Funds and Northern Trust. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $135,000 per fund relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds. Fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations. Effective September 1, 2015, Northern Trust has agreed to voluntarily waive its’ minimum fees. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. For the year ended September 30, 2015, Northern Trust made expense waivers as follows:

Expenses
Waived by
Northern
Fund	Trust
Asia Ex-Japan Fund	$—
Emerging Markets Fund	1,862
Emerging Markets Small Mid Cap Fund	1,958
Global Equity Fund	—
International Select Fund	—
International Small Cap Fund	1,113
US Small Mid Cap Fund	10,126

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement between the Funds and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Funds and performing certain regulatory administrative services. The Funds have agreed to pay Beacon Hill a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, subject to an overall minimum annual fee of $200,000 for the JOHCM Funds for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

52

ADVISERS INVESTMENT TRUST JOHCM FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2015

Beacon Hill has agreed to voluntarily waive certain expenses to offset proxy costs for share classes of certain JOHCM Funds. The amounts waived by Beacon Hill are not subject to recoupment and are included in “Expenses reduced by Service Providers” on the Statement of Operations. Expenses reimbursed for certain proxy costs for the year ended September 30, 2015 are as follows:

	Proxy Waivers
Fund	Class I	Class II
Asia Ex-Japan Fund	$588	$87
Emerging Markets Fund	41	106
Emerging Markets Small Mid Cap Fund	48	—
Global Equity Fund	244	—
International Select Fund	—	—
International Small Cap Fund	3,149	167
US Small Mid Cap Fund	1	—

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement between the JOHCM Funds and Carne, including providing the Risk Officer to the JOHCM Funds to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The JOHCM Funds have agreed to pay Carne an annual fee of $40,000 for the first fund and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the JOHCM Funds. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust, Carne or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2015 the Trust paid an annual retainer of $22,000 and reimbursement for certain expenses. Effective April 1, 2015 the Trust pays an annual retainer of $30,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2015, the aggregate Trustee compensation paid by the Trust was $79,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds is reflected as “Trustees” expenses on the Statement of Operations.

C.      Shareholder Servicing Plans

The Trust adopted a Shareholder Servicing Plan pursuant to which the Trust entered into agreements with institutions or other financial intermediaries under which they rendered certain shareholder administrative support services for their customers or other investors who beneficially owned Class I Shares (except for the International Select Fund) and Class II Shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets of the outstanding Class I Shares and Class II Shares, respectively. Total fees paid pursuant to these agreements are reflected as “Servicing Fee” on the Statements of Operations.

D.      Investment Transactions

For the year ended September 30, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Asia-Ex Japan Fund	$218,412,751	$121,538,061
Emerging Markets Fund	47,127,327	63,672,855
Emerging Markets Small Mid Cap Fund	12,539,978	7,419,297
Global Equity Fund	314,880,356	164,047,921
International Select Fund	2,935,150,816	1,077,210,267
International Small Cap Fund	55,955,452	33,759,299
US Small Mid Cap Fund	9,757,729	4,817,051

53

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

E.     Federal Income Tax

As of September 30, 2015, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asia Ex-Japan Fund	$138,694,215	$1,261,955	$(12,438,354)	$(11,176,399)
Emerging Markets Fund	72,450,181	1,315,848	(13,809,020)	(12,493,172)
Emerging Markets Small Mid Cap Fund	5,350,730	244,564	(544,488)	(299,924)
Global Equity Fund	214,376,560	8,924,154	(20,922,526)	(11,998,372)
International Select Fund	2,952,227,246	85,520,993	(265,559,397)	(180,038,404)
International Small Cap Fund	127,745,329	9,876,040	(20,796,052)	(10,920,012)
US Small Mid Cap Equity Fund	5,088,854	212,469	(491,821)	(279,352)

The tax character of distributions paid by the Funds during the tax years ended September 30, 2015 and 2014 were as follows:

		Distributions From
Fund	Ordinary Income* 2015	Long-Term Capital Gains 2015	Ordinary Income* 2014	Long-Term Capital Gains 2014
Asia Ex-Japan Fund	$101,204	$—	$—	$—
Emerging Markets Fund	2,725,355	100,623	9,249	—
Global Equity Fund	62,922	320,300	51,117	—
International Select Fund	10,064,890	46,119,946	2,852,584	—
International Small Cap Fund	1,614,069	—	9,786	—

* Ordinary income includes short-term capital gains, if any.

As of the latest tax year ended September 30, 2015, the components of accumulated earnings on a tax basis for the Funds were as follows:

	Asia Ex-Japan Fund	Emerging Markets Fund	Emerging Markets Small Mid Cap Fund	Global Equity Fund	International Select Fund	International Small Cap Fund	US Small Mid Cap Fund
Undistributed Ordinary Income	$815,814	$3,147,105	$222,310	$—	$10,603,361	$1,458,824	$174,836
Undistributed Long-Term Capital Gains	—	1,034,958	—	—	—	—	—
Accumulated Capital and Other Losses	(1,375,916)	—	—	(10,787,337)	(42,425,648)	(270,395)	(4,274)
Unrealized Appreciation (Depreciation)	(11,169,214)	(12,493,166)	(300,606)	(12,000,843)	(180,252,158)	(10,934,370)	(279,351)
Total Accumulated Earnings (Deficit)	$(11,729,316)	$(8,311,103)	$(78,296)	$(22,788,180)	$(212,074,445)	$(9,745,941)	$(108,789)

54

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

For the period subsequent to October 31, 2014, through the fiscal year ended September 30, 2015, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
Asia Ex-Japan Fund	$1,194,818
Global Equity Fund	9,767,630
International Select Fund	25,610,552
International Small Cap Fund	270,395
US Small Mid Cap Equity Fund	4,274

At September 30, 2015, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
Fund	Carry-Forward	Carry-Forward
Asia Ex-Japan Fund	$181,098	$—
Global Equity Fund	1,019,707	—
International Select Fund	16,815,096	—
International Small Cap Fund	—	—

Primarily as a result of differing book/tax treatment of foreign currency transactions, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2015, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Losses)	Paid In Capital
Asia Ex-Japan Fund	$120,297	$(120,297)	$—
Emerging Markets Fund	(95,776)	95,776	—
Emerging Markets Small Mid Cap Fund	20,518	(11,385)	(9,133)
Global Equity Fund	18,581	192,956	(211,537)
International Select Fund	(2,710,762)	(9,117,449)	11,828,211
International Small Cap Fund	72,416	(72,416)	—
US Small Mid Cap Equity Fund	9,279	—	(9,279)

55

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

F.      Capital Share Transactions

Transactions in dollars for common stock for the year ended September 30, 2015, were as follows:

				Payments	Net Increase
		Proceeds from	Reinvestment	for Shares	(Decrease) in
Fund	Class	Shares Sold	of Dividends	Redeemed	Net Assets
Asia Ex-Japan Fund	Class I	$29,597,320	$1,711	$(1,499,580)	$28,099,451
Asia Ex-Japan Fund	Class II	3,649,578	1,350	(3,155,969)	494,959
Asia Ex-Japan Fund	Institutional	123,166,871	75,553	(26,908,642)	96,333,782
Emerging Markets Fund	Class I	3,197,126	20,962	(2,983,048)	235,040
Emerging Markets Fund	Class II	2,032,429	7,155	(1,362,303)	677,281
Emerging Markets Fund	Institutional	20,926,062	2,774,500	(38,509,825)	(14,809,263)
Emerging Markets Small
Mid Cap Fund	Class I	338,005	—	(188,174)	149,831
Emerging Markets Small
Mid Cap Fund	Institutional	5,000,000	—	—	5,000,000
Global Equity Fund	Class I	37,804,250	124,059	(1,931,382)	35,996,927
Global Equity Fund	Institutional	140,657,773	228,072	(7,250,915)	133,634,930
International Select Fund	Class I	2,326,320,030	33,925,001	(445,334,992)	1,914,910,039
International Select Fund	Class II	198,158,309	1,622,967	(57,639,173)	142,142,103
International Small Cap Fund	Class I	16,724,652	739,234	(6,726,718)	10,737,168
International Small Cap Fund	Class II	249,911	2,214	(6,528,279)	(6,276,154)
International Small Cap Fund	Institutional	20,407,399	639,622	(2,721,770)	18,325,251
US Small Mid Cap Fund	Class I	10,000	—	(20)	9,980
US Small Mid Cap Fund	Institutional	5,000,020	—	—	5,000,020

Transactions in shares of common stock for the year ended September 30, 2015, were as follows:

			Shares From		Net Increase
		Shares	Reinvested	Shares	(Decrease)
Fund	Class	Sold	Dividends	Redeemed	in Shares
Asia Ex-Japan Fund	Class I	2,800,692	169	(153,121)	2,647,740
Asia Ex-Japan Fund	Class II	349,780	134	(300,490)	49,424
Asia Ex-Japan Fund	Institutional	11,660,384	7,466	(2,738,849)	8,929,001
Emerging Markets Fund	Class I	298,745	2,012	(285,329)	15,428
Emerging Markets Fund	Class II	200,989	687	(132,421)	69,255
Emerging Markets Fund	Institutional	1,891,991	266,011	(3,464,656)	(1,306,654)
Emerging Markets Small
Mid Cap Fund	Class I	28,040	—	(17,300)	10,740
Emerging Markets Small
Mid Cap Fund	Institutional	500,000	—	—	500,000
Global Equity Fund	Class I	2,709,452	8,960	(139,121)	2,579,291
Global Equity Fund	Institutional	10,071,053	16,404	(522,028)	9,565,429
International Select Fund	Class I	116,167,826	1,820,011	(23,455,080)	94,532,757
International Select Fund	Class II	9,646,234	86,790	(2,942,655)	6,790,369
International Small Cap Fund	Class I	1,664,036	75,664	(666,371)	1,073,329
International Small Cap Fund	Class II	24,083	225	(649,837)	(625,529)
International Small Cap Fund	Institutional	2,005,168	65,535	(267,942)	1,802,761
US Small Mid Cap Fund	Class I	1,000	—	—	1,000
US Small Mid Cap Fund	Institutional	500,000	—	—	500,000

56

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

Transactions in dollars for common stock for the year ended September 30, 2014, were as follows:

				Payments for	Net Increase
		Proceeds from	Reinvestment	Shares	(Decrease) in
Fund	Class	Shares Sold	of Dividends	Redeemed	Net Assets
Asia Ex-Japan Fund	Class I	$300,000	$—	$—	$300,000
Asia Ex-Japan Fund	Class II	300,000	—	—	300,000
Asia Ex-Japan Fund	Institutional	44,200,000	—	—	44,200,000
Emerging Markets Fund	Class I	1,223,469	—	(941,259)	282,210
Emerging Markets Fund	Class II	1,017,725	47	(806,940)	210,832
Emerging Markets Fund	Institutional	85,493,436	7,814	(2,072,185)	83,429,065
Global Equity Fund	Class I	32,307,593	816	(12,013)	32,296,396
Global Equity Fund	Institutional	37,721,108	49,291	(2,813,942)	34,956,457
International Select Fund	Class I	685,674,666	1,768,137	(79,237,224)	608,205,579
International Select Fund	Class II	16,935,063	36,148	(4,167,799)	12,803,412
International Small Cap Fund	Class I	45,339,398	—	(728,197)	44,611,201
International Small Cap Fund	Class II	8,022,280	35	(924,622)	7,097,693
International Small Cap Fund	Institutional	53,359,297	6,462	(593,809)	52,771,950

Transactions in shares for common stock for the year ended September 30, 2014, were as follows:

			Shares From		Net Increase
		Shares	Reinvested	Shares	(Decrease)
Fund	Class	Sold	Dividends	Redeemed	in Shares
Asia Ex-Japan Fund	Class I	29,211	—	—	29,211
Asia Ex-Japan Fund	Class II	29,211	—	—	29,211
Asia Ex-Japan Fund	Institutional	4,259,112	—	—	4,259,112
Emerging Markets Fund	Class I	109,133	—	(82,635)	26,498
Emerging Markets Fund	Class II	92,680	4	(72,601)	20,083
Emerging Markets Fund	Institutional	8,085,374	716	(189,934)	7,896,156
Global Equity Fund	Class I	2,496,471	65	(887)	2,495,649
Global Equity Fund	Institutional	2,924,753	3,897	(216,679)	2,711,971
International Select Fund Class I	Class I	37,308,361	96,831	(4,251,925)	33,153,267
International Select Fund Class I	Class II	898,478	1,970	(226,738)	673,710
International Small Cap Fund	Class I	4,248,192	—	(67,970)	4,180,222
International Small Cap Fund	Class II	758,247	4	(86,441)	671,810
International Small Cap Fund	Institutional	5,118,310	626	(56,210)	5,062,726

G.     In-Kind Transactions

Certain shareholders in the International Select Fund received securities rather than cash for their redemption amounts in accordance with the provisions of the Fund. These shareholders received securities with a value equal to the value of the number of units they owned based upon the current net asset value at the withdrawal date.

In-kind withdrawals of $38,646,988 were included in Payment for Shares Redeemed in Note F. Net gains of $12,274,514 on the securities that were distributed to shareholders were recorded within net realized gain on investment transactions in the statement of operations.

57

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

H.     Concentration of Ownership

It is expected that a significant portion of the Funds’ shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

In addition, as of September 30, 2015, the Adviser held outstanding shares of the JOHCM Funds as follows:

		%
Fund	Class	Ownership
Asia Ex-Japan Fund	Class I	1.1
Asia Ex-Japan Fund	Class II	37.2
Asia Ex-Japan Fund	Institutional	1.5
Emerging Markets Fund	Class I	46.0
Emerging Markets Fund	Class II	22.6
Emerging Markets Fund	Institutional	5.3
Emerging Markets Small Mid Cap Fund	Class I	9.3
Emerging Markets Small Mid Cap Fund	Institutional	100.0
International Small Cap Fund	Class I	0.2
International Small Cap Fund	Institutional	10.7
US Small Mid Cap Fund	Class I	100.0
US Small Mid Cap Fund	Institutional	100.0

58

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund (commenced operations on December 17, 2014), JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (commenced operations on October 31, 2014) (seven of the portfolios included in Advisers Investment Trust, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods ended September 30, 2015 and 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund and JOHCM International Select Fund for each of the periods ended September 30, 2013 and prior were audited by other auditors whose report dated November 25, 2013 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Chicago, Illinois
November 24, 2015

59

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

A.      Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested for the six months period April 1, 2015 to September 30, 2015.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each of the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	^ Expenses Paid 4/1/15–9/30/15
Asia Ex-Japan Fund	Class I	1.33%	$1,000.00	$923.60	$6.41
Asia Ex-Japan Fund	Class II	1.34%	1,000.00	923.40	6.46
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	924.40	6.22
Emerging Markets Fund	Class I	1.28%	1,000.00	838.50	5.90
Emerging Markets Fund	Class II	1.24%	1,000.00	838.50	5.71
Emerging Markets Fund	Institutional	1.29%	1,000.00	837.90	5.94
Emerging Markets Small Mid Cap Fund	Class I	1.63%	1,000.00	890.40	7.72
Emerging Markets Small Mid Cap Fund	Institutional	1.54%	1,000.00	890.40	7.30
Global Equity Fund	Class I	1.18%	1,000.00	829.60	5.41
Global Equity Fund	Institutional	1.08%	1,000.00	829.70	4.95
International Select Fund	Class I	1.06%	1,000.00	849.10	4.91
International Select Fund	Class II	1.31%	1,000.00	848.10	6.07
International Small Cap Fund	Class I	1.34%	1,000.00	954.50	6.57
International Small Cap Fund	Class II	1.49%	1,000.00	953.80	7.30
International Small Cap Fund	Institutional	1.24%	1,000.00	955.50	6.08
US Small Mid Cap Fund	Class I	0.91%	1,000.00	904.50	4.34
US Small Mid Cap Fund	Institutional	0.99%	1,000.00	904.50	4.73

^	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

60

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Hypothetical Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	^ Expenses Paid 4/1/15–9/30/15
Asia Ex-Japan Fund	Class I	1.33%	$1,000.00	$1,018.40	$6.73
Asia Ex-Japan Fund	Class II	1.34%	1,000.00	1,018.35	6.78
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,018.60	6.53
Emerging Markets Fund	Class I	1.28%	1,000.00	1,018.65	6.48
Emerging Markets Fund	Class II	1.24%	1,000.00	1,018.85	6.28
Emerging Markets Fund	Institutional	1.29%	1,000.00	1,018.60	6.53
Emerging Markets Small Mid Cap Fund	Class I	1.63%	1,000.00	1,016.90	8.24
Emerging Markets Small Mid Cap Fund	Institutional	1.54%	1,000.00	1,017.35	7.79
Global Equity Fund	Class I	1.18%	1,000.00	1,019.15	5.97
Global Equity Fund	Institutional	1.08%	1,000.00	1,019.65	5.47
International Select Fund	Class I	1.06%	1,000.00	1,019.75	5.37
International Select Fund	Class II	1.31%	1,000.00	1,018.50	6.63
International Small Cap Fund	Class I	1.34%	1,000.00	1,018.35	6.78
International Small Cap Fund	Class II	1.49%	1,000.00	1,017.60	7.54
International Small Cap Fund	Institutional	1.24%	1,000.00	1,018.85	6.28
US Small Mid Cap Fund	Class I	0.91%	1,000.00	1,020.51	4.61
US Small Mid Cap Fund	Institutional	0.99%	1,000.00	1,020.10	5.01

^	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.     Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

Fund	QDI Percentage
Asia Ex-Japan Fund	74.09%
Emerging Markets Fund	13.99%
Global Equity Fund	100.00%
International Select Fund	100.00%
International Small Cap Fund	57.88%

C.      Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year ended September 30, 2015 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
Global Equity Fund	100.00%
International Select Fund	4.08%

61

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

D.      Foreign Tax Credit

The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
Asia Ex-Japan Fund	$0.0113	$0.0565
Emerging Markets Fund	$0.0317	$0.1540
Emerging Market Small Mid Cap Fund	$0.0111	$0.0273
Global Equity Fund	$0.0038	$0.0094
International Select Fund	$0.0140	$0.0713
International Small Cap Fund	$0.0259	$0.1501

E.      Board Approval of Investment Advisory and Sub-Advisory Agreements

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and JO Hambro Capital Management (the “Adviser”) with respect to the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia ex-Japan Equity Fund, JOHCM US Small Mid Cap Equity Fund, and JOHCM Emerging Markets Small Mid Cap Equity Fund (each a “Fund” and collectively the “Funds”), and the Investment Sub-Advisory Agreement between the Adviser and JOHCM (USA) Inc. (the “Sub-Adviser”) with respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund, be approved by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement (together, the “Agreements”) to determine whether the Agreements are fair to the Funds and their shareholders. The Board considered and approved the Investment Advisory Agreement for the Funds and the Investment Sub-Advisory Agreement for the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund at an in-person meeting held on September 15, 2015.

The Board requested, and the Adviser and Sub-Adviser, as appropriate, provided, information and data relating to: (i) the investment performance of the Funds; (ii) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Funds; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels will reflect these economies of scale to the benefit of the Funds’ shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser (“JOHCM Similar Accounts”) and funds in the comparable Morningstar category; (vii) the Funds’ expense ratios and the expense ratios of funds in the comparable Morningstar category; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser, Sub-Adviser and other service providers.

The Trustees reviewed the materials regarding the Funds supplied by the Adviser. The Board gave careful consideration to the nature and quality of the services provided by the Adviser and the Sub-Adviser. The Trustees received an overview of the Adviser’s advisory business, and reviewed changes to the Adviser’s corporate structure, personnel providing services to the Funds, and principal business activities since the approval of the Investment Advisory Agreement. The Trustees considered and discussed information from the Adviser regarding succession planning at the Adviser in general and in more specific terms relating to key personnel and the investment teams providing the services to the Funds. The Board noted that a copy of the Adviser’s Form ADV, Annual Report for the year ended September 30, 2014, and Code of Ethics were included in the Board materials. The Board also reviewed the investment processes that will be used by the investment teams managing the Funds. The Board also reviewed the (i) policies of the Adviser with respect to the selection of broker-dealers for portfolio transactions, (ii) Adviser’s compliance program, with particular emphasis on investment guideline monitoring, (iii) Adviser’s insurance coverage, and (iv) Adviser’s business continuity/disaster recovery plan and privacy and information security policies and procedures. Taking into account the personnel

62

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser and the Sub-Adviser.

The Board reviewed each Fund’s performance for the periods from inception through June 30, 2015, comparing the performance (net of fees) to relevant benchmarks and representative groups of investment companies with comparable objectives and strategies that are deemed to be competitors (“Peer Group”). The Board noted that the Funds generally outperformed the benchmark and the Peer Group (both average and median) for the time periods shown, although some exceptions were noted. The Board also reviewed the performance of the Funds in relation to the performance of the JOHCM Similar Accounts, noting that the relative performance of the JOHCM Funds does not vary significantly from the corresponding JOHCM Similar Account that is managed by the same team using the same investment process and same philosophy and objectives, and that any differentials are due to the fee differentials and fund structure.

The Board reviewed the advisory fee to be paid by each Fund and the total operating expenses of each Fund. The Board noted that the Adviser receives management fees ranging from 0.85% to 1.30% of the average daily net assets. The Board reviewed the investment advisory fees paid by each Fund in comparison to the funds within a comparable Morningstar category, noting that each Fund’s management fee is within the Morningstar category range depicted in the Board materials. The Board also reviewed the advisory fees paid to the Adviser by the JOHCM Similar Accounts, noting that the advisory fees for the JOHCM Funds that are managed by the same team using the same investment process with the same philosophy and objective were in line with the advisory fees for the corresponding JOHCM Similar Account. With respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund, the Board noted that the entire advisory fee is passed-through to the Sub-Adviser.

With respect to the total annual operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit each Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)) to the specified percentage of average daily net assets of each class of shares of each Fund, as set forth in the Board materials. The Board noted that the current agreement to waive fees and/or reimburse expenses cannot be terminated until January 28, 2016, at which time the Adviser will determine whether to renew or revise the agreement. The Board noted the Adviser’s representation in the Board materials that each Fund’s total annual operating expenses, as shown, are competitive with the respective Morningstar category. After considering the comparative data as described above, and the anticipated renewal of the Expense Limitation Agreement for the period to end January 28, 2017, the Board concluded that the advisory fees and expense ratios were reasonable.

In regards to the profits to be realized by the Adviser in connection with its management of the Funds, the Board reviewed the information supplied by the Adviser in the Board materials. The Board noted that the Adviser achieved a consolidated operating profit margin of approximately 47% for the year ended June 30, 2015. With respect to the profitability of each Fund, the Board noted that where scale has been achieved (i.e., JOHCM Global Equity Fund and JOHCM International Select Fund), the profitability is consistent with the firm’s pre-tax profit margin. For funds such as the JOHCM Asia ex-Japan Equity Fund and the JOHCM Emerging Markets Opportunities Fund, the Board noted that the Adviser expects that as these Funds continue to grow and reach scale, their respective profit margins will increase to be consistent with the firm’s overall profitability. The Board noted that the more recently launched funds (JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund) show losses as expected, but the Adviser will continue to support these particular Funds to reach scale. The Trustees received a verbal report from the Adviser on the profitability of certain of the Adviser’s competitors from the Peer Group.

With respect to economies of scale, the Trustees considered the Funds’ marketing and distribution plans, capacity, and breakeven point. The Trustees noted that when the Adviser launches a strategy, the investment team is responsible for determining the capacity limit, which is reviewed annually. Once this pre-determined size limit is reached, the strategy is closed to new investors, giving the team the conditions to continue to deliver and sustain outperformance and stay focused on the interests of investors. The Trustees considered that other than the advisory fee, JOHCM derives no other fees/benefits from the Funds, and does not use “broker refunds” or “soft commissions” but instead uses commission sharing arrangements to ensure that clients benefit from best execution while allowing portfolio managers the flexibility to purchase research from a variety of brokers and independent research providers.

63

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

The Trustees were informed that the Adviser’s increased profile in the US market as a result of the offering of the Funds is an ancillary benefit to the Adviser.

In reaching its conclusions, with respect to each Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Funds and the benefits received by the Adviser, that the compensation payable by the Adviser under the Investment Sub-Advisory Agreement with respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund is fair and reasonable in light of the services to be provided (and assumption of related expenses), and that approval of the Agreements would be in the best interests of the Funds, as applicable.

F.      Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

G.      Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

				Number of
				Portfolios
	Position(s)	Term of		in the Trust	Other Directorships
Name, Address and	Held with	Office/Length	Principal Occupation(s)	Overseen by	Held by Trustee
Year of Birth[1]	the Trust[2]	of Time Served	During Past 5 Years	Trustee[2]	During Past 5 Years

D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	12	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011;	12	First Franklin Corp.

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	12	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each officer is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.
[2]	The Trust consists of the various series of the Trust.

64

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Number of
Portfolios
	Position(s)	Term of		in the Trust	Other Directorships
Name, Address and	Held with	Office/Length	Principal Occupation(s)	Overseen by	Held by Trustee
Year of Birth[1]	the Trust[2]	of Time Served	During Past 5 Years	Trustee[2]	During Past 5 Years

Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to present; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to present	12	None

Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President, The Northern Trust Company, 2008 to present	12	None

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, JOHCM (USA) Inc., June 2014 to present; Director, Carne Global Financial Services, Inc., 2013 to present; Adviser, Wanzenburg Partners LLC, 2012-2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 - 2012	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to 2014	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc., 2009 to present; Senior Vice President, Citi Fund Services, Ohio, Inc. from 2002 to 2009	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc., 2008 to present	N/A	N/A

Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Director, Beacon Hill Fund Services, Inc., 2013 to present; Senior Vice President Citi Fund Services Ohio, 1987 to 2013	N/A	N/A

Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

[1]	The mailing address of each officer is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.
[2]	The Trust consists of the various series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statements of Additional Information, call toll-free 866-260-9549

65

JOHCM Funds
Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

(This page has been intentionally left blank)

Investment Adviser
J O Hambro Capital Management Limited
Ryder Court, Ground Floor
14 Ryder Street
London SW1Y6QB, United Kingdom

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, Inc.
325 John H. McConnell Boulevard, Suite 150
Columbus, Ohio 43215

For Additional Information, call
866-260-9549 (toll free) or 312-557-5913

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2015

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2015

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SHAREHOLDER LETTER
September 30, 2015

Dear Shareholder:

We are pleased to present to shareholders the 2015 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations from the commencement date on December 30, 2014 through September 30, 2015.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina A. Tantra

President of the Fund and Trustee to the Board

1

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Performance Update

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2015

Cumulative Total Returns as of September 30, 2015

Since Inception
River Canyon Total Return Bond Fund – Institutional Shares	4.97%
Barclays U.S. Aggregate Bond Index	1.23%

The Institutional Shares Gross and Net Annual Operating Expense Ratio are 1.60% and 0.65%, respectively, as per the most recent Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund to limit expenses to 0.65% until January 28, 2016.

Data as at September 30, 2015. The Inception date of the Fund is December 30, 2014. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted.

2

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Barclays U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Fund Commentary (Calendar Year-To-Date as of September 30, 2015)

Financial markets experienced elevated volatility during the period due to both a divergence in international growth and uncertainty surrounding the course of major U.S. central bank policy.

On the one hand, the U.S. economy grew at a steady pace during the first three quarters of 2015, while inflation remained subdued. On the other hand, Europe struggled to achieve meaningful growth, and China experienced an underwhelming growth rate.

The Fed surprised many market participants by refraining from raising short-term rates, citing concerns about the slow growth of the economy. The Dollar appreciation contributed to tighter financial conditions generally, leaving less of a need for the Fed to embark on a tightening cycle. In our view, the pace of any Fed tightening will be gradual, with the initial rate hike expected in the coming months.

On the year, short-term and intermediate-term yields, with the exception of 1-year US Treasury Notes decreased, while longer-term yields increased slightly. The yield on 2-year and 10-year US Treasury Notes dropped 4 and 13 basis points, to 0.631% and 2.038%, respectively, while 30-year US Treasury Notes increased 10 basis points to 2.85%. Concerns about the global economy, the continued rout in commodities and monetary policy uncertainty has fueled the flight to quality.

Yield levels and year-to-date changes along the term structure are detailed in the tables below:

Treasury Yield
	12/31/2014	9/30/2015	Change (bps)
3 MONTH	0.041	-0.015	-5.6
6 MONTH	0.119	0.069	-5
1 YEAR	0.216	0.313	9.7
2 YEAR	0.666	0.631	-3.5
3 YEAR	1.071	0.902	-16.9
5 YEAR	1.654	1.358	-29.6
7 YEAR	1.972	1.737	-23.5
10 YEAR	2.172	2.038	-13.4
30 YEAR	2.752	2.854	10.2

3

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

The River Canyon Total Return Bond Fund (the “Fund” or “RCTIX”) has performed well year-to-date on a relative and absolute basis, gaining 4.97% on a mark-to-market basis, outperforming its benchmark (BarCap Aggregate Index) as well as the peer group identified below. Security selection and a premium portfolio yield have contributed to this outperformance.

The BarCap MBS Index and the BarCap Aggregate Index posted gains of 1.61% and 1.13%, respectively. The weighted average price of the BarCap MBS Index decreased from $105.94 at the end of 2014 to $105.44 at the end of September 2015, while the duration decreased from 4.34 years to 4.2 years. The weighted average price of the BarCap Agg Index decreased from $105.83 at the end of 2014 to $104.49 at the end of September 2015, while the duration increased slightly from 5.55 years to 5.6 years. The duration of the Fund’s portfolio stood at 3.68 years at the end of September 2015. The MBA Refi Index, which measures all mortgage applications to refinance an existing mortgage, increased from 1162.9 at the end of 2014 to 1695.9 at the end of September 2015, while Freddie Mac reported that the national average of its 30-year fixed mortgage rate decreased to 2.796%.

4

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

Fund, index and select peer group performance calendar year-to-date are detailed in the following table:

	12/31-9/30	vs. RCTIX
RCTIX	4.97

Indices
BarCap Agg	1.13	-3.84
BarCap MBS	1.61	-3.36

Peer Group
DBLTX (DoubleLine TRBF)	2.81	-2.16
TGLMX (TCW TRBF)	1.58	-3.39
MWTRX_(MetWest TRBF)	0.51	-4.46

The funds identified in the peer group mostly invest in residential mortgage-backed securities and employ investment strategies similar to RCTIX.

Fund composition as of September 30, 2015 is as follows:

Our outlook on the prospects available within the mortgage sector remains favorable. We have focused on constructing a portfolio that is designed to deliver a yield premium across a variety of interest rate environments while managing prepayment, extension and credit risks. Our overall investment strategy remains unchanged. We

5

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2015 (Unaudited)

continue to emphasize the position of a security in the overall capital structure and seek stable and predictable collateral as a means of limiting exposure to various types of prepayment and rate risks.

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

6

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Principal Amount	Value
MORTGAGE-BACKED SECURITIES	84.4%
PRIVATE	61.4%
Home Equity	61.4%
ACE Home Equity Loan Trust Series 2006-GP1(1) 0.45%, 2/25/31		$1,743,606	$1,693,985
Bella Vista Mortgage Trust Series 2004-1(1) 0.92%, 11/20/34		871,609	775,625
Carrington Mortgage Loan Trust Series 2006-NC2(1) 0.34%, 6/25/36		1,300,000	1,084,083
Chase Funding Trust Series 2003-3(1) 0.73%, 4/25/33		342,476	305,533
CHL Mortgage Pass-Through Trust Series 2004-HYB8(1) 2.39%, 1/20/35		925,314	888,699
CWHEQ Home Equity Loan Trust Series 2006-S2 5.84%, 7/25/27		1,234,993	1,359,344
Home Equity Mortgage Trust Series 2005-3(1) 1.27%, 11/25/35		1,685,907	1,589,532
Invitation Homes Trust Series 2014-SFR3(1)(a) 5.21%, 12/17/31		2,000,000	1,997,276
Lehman XS Trust Series 2007-4N(1) 0.32%, 3/25/47		889,344	869,170
Merrill Lynch Mortgage Investors Trust Series 2004-OPT1(1) 1.09%, 6/25/35		246,819	222,407

See notes to financial statements.

7

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1(1) 0.45%, 7/25/37		$5,164,813	$2,732,072
Merrill Lynch Mortgage Investors Trust Series 2006-OPT1(1) 0.34%, 8/25/37		992,537	805,680
Morgan Stanley Structured Trust Series 2007-1(1) 0.27%, 6/25/37		83,587	82,814
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 5.82%, 3/25/47		1,375,395	1,384,702
			15,790,922
U.S. GOVERNMENT AGENCIES	23.0%
Fannie Mae REMICS(1) 5.96%, 2/25/41		11,685,904	1,615,903
Freddie Mac REMICS 3.00%, 7/15/44		2,588,936	2,582,775
Freddie Mac Strips 5.74%, 3/15/44		7,076,304	1,720,561
			5,919,239
TOTAL MORTGAGE-BACKED SECURITIES (Cost $21,377,177)			21,710,161

See notes to financial statements.

8

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

	Percentage of Net Assets		Shares	Value
SHORT-TERM INVESTMENTS	16.6%
Northern Institutional
Treasury Portfolio, 0.01%
			4,256,430	$4,256,430
TOTAL SHORT-TERM INVESTMENTS (Cost $4,256,430)				4,256,430
TOTAL INVESTMENTS (Cost $25,633,607)	101.0%			25,966,591
NET OTHER ASSETS (LIABILITIES)	(1.0	) %		(258,585)
NET ASSETS	100.0%			$25,708,006

(1)	Floating rate security. The rate presented is the rate in effect at September 30, 2015.

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

See notes to financial statements.

9

ADVISERS INVESTMENT TRUST
STATEMENT OF ASSETS & LIABILITIES
September 30, 2015

River Canyon Total Return Bond Fund
Assets:
Investments, at value (Cost: $25,633,607)	$25,966,591
Receivable for dividends and interest	56,163
Receivable from service providers	10,286
Prepaid expenses	6,437
Total Assets	26,039,477
Liabilities:
Securities purchased payable	214,807
Investment advisory fees payable	8,376
Accounting and Administration fees payable	42,125
Regulatory and Compliance fees payable	25,000
Trustees fees payable	676
Accrued expenses and other payable	40,487
Total Liabilities	331,471
Net Assets	$25,708,006

Institutional Shares:
Net Assets	$25,708,006
Shares of common stock outstanding	2,561,067
Net asset value per share	$10.04

Net Assets:
Paid in capital	$25,375,022
Unrealized appreciation (depreciation)	332,984
Net Assets	$25,708,006

See notes to financial statements.

10

ADVISERS INVESTMENT TRUST
STATEMENT OF OPERATIONS
For the period December 30, 2014 (commencement of operations)
to September 30, 2015

River Canyon Total Return Bond Fund
Investment Income:
Interest income	$903,939
Dividend income	386
Total investment income	904,325
Operating expenses:
Investment advisory	74,921
Accounting and Administration	93,836
Regulatory and Compliance	31,153
Printing	15,000
Insurance	19,516
Trustees	20,799
Legal	42,908
Audit	30,000
Registration	3,916
Other	6,173
Total expenses before fee reductions	338,222
Expenses reduced by Investment Adviser	(216,476)
Net expenses	121,746
Net investment income	782,579
Realized and Unrealized Gains (Losses) From Investment Activities:
Net realized gains from investment transactions	92,433
Change in unrealized appreciation (depreciation) on investments	332,984
Net realized and unrealized gains (losses) from investment activities	425,417
Change in Net Assets Resulting from Operations	$1,207,996

See notes to financial statements.

11

ADVISERS INVESTMENT TRUST
STATEMENT OF CHANGES IN NET ASSETS
For the period December 30, 2014 (commencement of operations)
to September 30, 2015

River Canyon Total Return Bond Fund
Increase (decrease) in net assets:
Operations:
Net investment income	$782,579
Net realized gains from investment transactions	92,433
Change in unrealized appreciation (depreciation) on investments	332,984
Change in net assets resulting from operations	1,207,996
Dividends paid to shareholders:
From net investment income	(882,798)
Tax return of capital	(232,078)
Total dividends paid to shareholders	(1,114,876)
Capital Transactions:
Proceeds from sale of shares	24,500,010
Value of shares issued to stockholders in reinvestment of dividends	1,114,876
Change in net assets from capital transactions	25,614,886
Change in net assets	25,708,006
Net Assets:
Beginning of period	—
End of period	$25,708,006
Accumulated net investment income (loss)	$—

Share Transactions:
Sold	2,449,602
Reinvested	111,465
Change	2,561,067

See notes to financial statements.

12

ADVISERS INVESTMENT TRUST FINANCIAL HIGHLIGHTS For the period December 30, 2014 (commencement of operations) to September 30, 2015

	River Canyon Total Return Bond Fund
Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.32
Net realized and unrealized gains (losses) from investments	0.17
Total from investment operations	0.49

Less distributions paid:
From net investment income	(0.36)
Tax return of capital	(0.09)
Total distributions paid	(0.45)
Change in net asset value	0.04
Net asset value, end of period	$10.04

Total return(a)	4.97%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$25,708
Ratio of net expenses to average net assets	0.65	%(b)
Ratio of net investment income to average net assets	4.18	%(b)
Ratio of gross expenses to average net assets(c)	1.81	%(b)
Portfolio turnover rate(a)	41.03%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

13

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The AIT River Canyon Total Return Bond Fund (the “River Canyon Total Return Bond Fund” or the “Fund”) is a series of the Trust, and the Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015, shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund were made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015, the Fund became publicly available for investment.

The investment objective of the River Canyon Total Return Bond Fund is to seek to maximize total return.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties of the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated.

14

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2015 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1- Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
River Canyon Total Return Bond Fund
Mortgage-Backed Securities (1)	$—	$21,710,161	$—	$21,710,161
Short-Term Investments	4,256,430	—	—	4,256,430
Total Investments	$4,256,430	$21,710,161	$—	$25,966,591

(1)	Classifications as defined in the Schedule of Investments.

As of September 30, 2015, there were no Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended September 30, 2015.

15

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2015, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax return to be filed for the tax year end September 30, 2015 remains subject to examination by the Internal Revenue Service.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

16

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

B.	Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Investment Management Agreement with the Adviser, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.40% of average daily net assets.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to a written agreement between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $125,000 relating to these services. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to a written agreement between the Fund and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund pays Beacon Hill a tiered basis-point fee based on the Fund’s daily net assets or certain annual minimum fees for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to this agreement are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2015 the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $22,000 and reimbursement for certain expenses. Effective April 1, 2015, the Trust pays an annual retainer of $30,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2015, the aggregate Trustee compensation paid by the Trust was $79,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

As of September 30, 2015 the Adviser has waived/reimbursed expenses of $216,476 that is subject to recoupment until September 30, 2018.

17

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND NOTES TO FINANCIAL STATEMENTS September 30, 2015

During the period ended September 30, 2015, the Fund engaged in security purchases totaling approximately $2 million with another fund that is managed by an affiliate of the Fund’s Adviser. These transactions complied with Rule 17a-7 under the 1940 Act.

C.	Investment Transactions

For the period ended September 30, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$ 29,692,070	$ 8,327,065

D.	Federal Income Tax

As of September 30, 2015, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
River Canyon Total Return Bond Fund	$25,633,607	$464,011	$(131,027)	$332,984

The tax character of distributions paid to shareholders during the period ended September 30, 2015 for the Fund were as follows:

	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2015	$882,798	$—	$882,798	$232,078	$1,114,876

As of the latest tax year ended September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
River Canyon Total Return Bond Fund	$—	$—	$—	$—	$—	$332,984	$332,984

18

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM September 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
River Canyon Total Return Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 30, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Fund’s custodian, transfer agent, and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Advisers Investment Trust as of September 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 30, 2014 (commencement of operations) to September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 24, 2015

19

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

A.	Summary of Fund Holdings

Market Exposure

Fixed Income Securities	% of Net Assets
Home Equity	61.4%
U.S. Government Agencies	23.0
Short-Term Investments	16.6
Total	101.0%

Largest Security Positions

Issuer	% of Net Assets
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1	10.6%
Freddie Mac REMICS	10.0
Invitation Homes Trust Series 2014-SFR3	7.8
Freddie Mac Strips	6.7
ACE Home Equity Loan Trust Series 2006-GP1	6.6
Total	41.7%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2015 and held for the entire period through September 30, 2015.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	* Expenses Paid 4/1/15-9/30/15
Actual	0.65%	$1,000.00	$1,032.70	$3.31
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

* Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

20

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

C.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC’s website at http://www.sec.gov.

The Fund files a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

D.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	12	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	12	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	12	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

21

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to present; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to present	12	None
Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to present	12	None
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to present	N/A	N/A

22

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND ADDITIONAL INFORMATION September 30, 2015 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services Inc. 2008 to present	N/A	N/A
Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President, Citi Fund Services 1987 to 2013	N/A	N/A
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

[1]	The mailing address of each officer is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

23

River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s account(s); and

•	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

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Investment Adviser

River Canyon Fund Management LLC

2000 Avenue of the Stars, 11th Floor

Los Angeles, California, 90067

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

325 John H. McConnell Boulevard, Suite 150

Columbus, Ohio 43215

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Independent Franchise Partners US Equity Fund

2015 $16,950

2014 $16,450

JOHCM Funds

2015 $151,410

2014 $105,000

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

Vontobel Funds

2015 $54,000

2014 $20,400

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

River Canyon Total Return Bond Fund

2015 $25,000

2014 N/A

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b)	Independent Franchise Partners US Equity Fund

2015 $0

2014 $0

Vontobel Funds

2015 $0

2014 $0

JOHCM Funds

2015 $0

2014 $0

River Canyon Total Return Bond Fund

2015 $0

2014 N/A

(c)	Independent Franchise Partners US Equity Fund

2015 $4,500

2014 $4,370

JOHCM Funds

2015 $41,450

2014 $21,850

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

Vontobel Funds

2015 $19,500

2014 $9,500

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2015 $5,500

2014 N/A

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

(d)	Independent Franchise Partners US Equity Fund

2015 $0

2014 $0

Vontobel Funds

2015 $0

2014 $0

JOHCM Funds

2015 $0

2014 $0

River Canyon Total Return Bond Fund

2015 $0

2014 N/A

(e)(1)   Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund

2015 0%

2014 0%

Vontobel Funds

2015 0%

2014 0%

JOHCM Funds

2015 0%

2014 0%

River Canyon Total Return Bond Fund

2015 0%

2014 N/A

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2015 $4,500

2014 $4,370

Vontobel Funds

2015 $208,950

2014 $65,750

JOHCM Funds

2015 $41,450

2014 $21,850

River Canyon Total Return Bond Fund

2015 $5,500

2014 N/A

(h)       The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisers Investment Trust

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dina A. Tantra
Dina A. Tantra
President and Principal Executive Officer

Date: February 29, 2016

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: February 29, 2016